UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number
811-21978
Pioneer Series Trust VI
(Exact name of registrant as specified in charter)

60 State Street, Boston, MA 02109
(Address of principal executive offices) (ZIP code)

Christopher J. Kelley, Amundi Asset Management, Inc.,
60 State Street, Boston, MA 02109
(Name and address of agent for service)
Registrant's telephone number, including area code:
(617) 742-7825
Date of fiscal year end:
October 31
Date of reporting period:
October 31, 2024
Item 1. Report to Stockholders.
(a) The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

Pioneer Floating Rate Fund
Class A / FLARX
ANNUAL SHAREHOLDER REPORT | October 31, 2024
This annual shareholder report contains important information about Pioneer Floating Rate Fund (“Fund”) for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at https://www.amundi.com/usinvestors/Resources/Shareholder-Reports. You can also request this information by contacting us at 1-800-225-6292. This report describes changes to the Fund that occurred during the reporting period.
What were the Fund costs for the last year?
(Based on a hypothetical $10,000 investment)
Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class A	$111	1.05%
How did the Fund perform last year and what affected the Fund performance?
  For the fiscal year ended October 31, 2024, the Fund’s Class A shares at NAV returned 11.25%. For the same period, the Fund’s broad-based benchmark, the Bloomberg US Aggregate Bond Total Return Index, returned 10.55%. The performance benchmark, the Morningstar LSTA US Performing Loan Total Return Index, returned 10.86% over the period.
  The Fund’s benchmark relative performance benefited significantly from the overweight, combined with security selection, in both the software and services and pharmaceutical, biotechnology and life sciences sectors.
  Security selection in the automotive and components, transportation, and the food, beverage and tobacco sectors also contributed to the Fund’s benchmark relative performance.
  The Fund’s underweight to the lower rated CCC credit-quality tier contributed to benchmark relative performance.
  The Fund’s modest out of benchmark exposure to corporates contributed to benchmark relative performance, while the allocation to catastrophe bonds detracted slightly from benchmark relative performance.
Fund Performance
The line graph below shows the change in value of a $10,000 investment made in Class A shares of the Fund at public offering price during the periods shown, compared to that of the Bloomberg US Aggregate Bond Total Return Index and the Morningstar LSTA US Performing Loan Total Return Index.
GROWTH OF $10,000
AVERAGE ANNUAL TOTAL RETURN	1 Year	5 Years	10 Years
Class A (with sales charge)	6.29%	3.46%	3.24%
Class A (without sales charge)	11.25%	4.42%	3.72%
Bloomberg US Aggregate Bond Total Return Index	10.55%	(0.23)%	1.49%
Morningstar LSTA US Performing Loan Total Return Index	10.86%	6.29%	5.20%
Call 1-800-225-6292 or visit https://www.amundi.com/usinvestors/Resources/Shareholder-Reports for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results.
The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.
KEY FUND STATISTICS
(as of October 31, 2024)
Fund net assets	$342,384,312%
Total number of portfolio holdings	320^^
Total advisory fee paid	$1,860,720
Portfolio turnover rate	64%
^^	Excluding short-term investments and all derivative contracts except for options purchased.
PORTFOLIO DIVERSIFICATION
(as of October 31, 2024 ) *
Senior Secured Floating Rate Loan Interests	87.3%
Corporate Bonds	6.4%
Investment Companies	2.8%
Asset Backed Securities	1.8%
Insurance-Linked Securities	1.1%
Common Stocks	0.4%
Commercial Mortgage-Backed Securities	0.2%
Right/Warrant†	0.0%
*	As a percentage of total investments excluding short-term investments and all derivative contracts except for options purchased.
†	Amount rounds to less than 0.1%.
Material Fund Changes
Amundi Asset Management US, Inc. (the “Adviser”), the Fund’s investment adviser, is currently an indirect, wholly-owned subsidiary of Amundi.  On July 9, 2024, Amundi announced that it had entered into a definitive agreement with Victory Capital Holdings, Inc. (“Victory Capital”) to combine the Adviser with Victory Capital, and for Amundi to become a strategic shareholder of Victory Capital (the “Transaction”).  Victory Capital is headquartered in San Antonio, Texas.  The closing of the Transaction is subject to certain regulatory approvals and other conditions.  There is no assurance that the Transaction will close.
The closing of the Transaction would cause the Fund’s current investment advisory agreement with the Adviser to terminate.  Under the terms of the Transaction, the Fund’s Board of Trustees will be asked to approve a reorganization of the Fund into a corresponding, newly established Victory Fund advised by Victory Capital Management Inc., an affiliate of Victory Capital.  The proposed reorganization of the Fund would be sought in connection with the closing of the Transaction.  If approved by the Board, the proposal to reorganize the Fund will be submitted to the shareholders of the Fund for their approval.  There is no assurance that the Board or the shareholders of the Fund will approve the proposal to reorganize the Fund.
For more complete information, you may review the Fund's next prospectus, which we expect to be available by March 3, 2025 at https://www.amundi.com/usinvestors/Products/Mutual-Funds or upon request at 1-800-225-6292.
Availability of Additional Information
You can find additional information about the Fund, including the Fund's prospectus, financial information, holdings and proxy voting information, at https://www.amundi.com/usinvestors/Resources/Shareholder-Reports. You can also request this information by contacting us at 1‑800‑225‑6292.
Important notice to shareholders
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports and other communications to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain a shareholder of the Fund. If you would like to receive individual mailings, please call 1-800-225-6292 and we will begin sending you separate copies of these materials within 30 days after receiving your request.
34050-00-A-1224

Pioneer Floating Rate Fund
Class C / FLRCX
ANNUAL SHAREHOLDER REPORT | October 31, 2024
This annual shareholder report contains important information about Pioneer Floating Rate Fund (“Fund”) for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at https://www.amundi.com/usinvestors/Resources/Shareholder-Reports. You can also request this information by contacting us at 1-800-225-6292. This report describes changes to the Fund that occurred during the reporting period.
What were the Fund costs for the last year?
(Based on a hypothetical $10,000 investment)
Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class C	$191	1.82%
How did the Fund perform last year and what affected the Fund performance?
  For the fiscal year ended October 31, 2024, the Fund’s Class C shares at NAV returned 10.36%. For the same period, the Fund’s broad-based benchmark, the Bloomberg US Aggregate Bond Total Return Index, returned 10.55%. The performance benchmark, the Morningstar LSTA US Performing Loan Total Return Index, returned 10.86% over the period.
  The Fund’s benchmark relative performance benefited significantly from the overweight, combined with security selection, in both the software and services and pharmaceutical, biotechnology and life sciences sectors.
  Security selection in the automotive and components, transportation, and the food, beverage and tobacco sectors also contributed to the Fund’s benchmark relative performance.
  The Fund’s underweight to the lower rated CCC credit-quality tier contributed to benchmark relative performance.
  The Fund’s modest out of benchmark exposure to corporates contributed to benchmark relative performance, while the allocation to catastrophe bonds detracted slightly from benchmark relative performance.
Fund Performance
The line graph below shows the change in value of a $10,000 investment made in Class C shares of the Fund during the periods shown, compared to that of the Bloomberg US Aggregate Bond Total Return Index and the Morningstar LSTA US Performing Loan Total Return Index.
GROWTH OF $10,000
AVERAGE ANNUAL TOTAL RETURN	1 Year	5 Years	10 Years
Class C (with contingent deferred sales charge)	9.36%	3.79%	3.01%
Class C (without contingent deferred sales charge)	10.36%	3.79%	3.01%
Bloomberg US Aggregate Bond Total Return Index	10.55%	(0.23)%	1.49%
Morningstar LSTA US Performing Loan Total Return Index	10.86%	6.29%	5.20%
Call 1-800-225-6292 or visit https://www.amundi.com/usinvestors/Resources/Shareholder-Reports for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results.
The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.
KEY FUND STATISTICS
(as of October 31, 2024)
Fund net assets	$342,384,312%
Total number of portfolio holdings	320^^
Total advisory fee paid	$1,860,720
Portfolio turnover rate	64%
^^	Excluding short-term investments and all derivative contracts except for options purchased.
PORTFOLIO DIVERSIFICATION
(as of October 31, 2024 ) *
Senior Secured Floating Rate Loan Interests	87.3%
Corporate Bonds	6.4%
Investment Companies	2.8%
Asset Backed Securities	1.8%
Insurance-Linked Securities	1.1%
Common Stocks	0.4%
Commercial Mortgage-Backed Securities	0.2%
Right/Warrant†	0.0%
*	As a percentage of total investments excluding short-term investments and all derivative contracts except for options purchased.
†	Amount rounds to less than 0.1%.
Material Fund Changes
Amundi Asset Management US, Inc. (the “Adviser”), the Fund’s investment adviser, is currently an indirect, wholly-owned subsidiary of Amundi.  On July 9, 2024, Amundi announced that it had entered into a definitive agreement with Victory Capital Holdings, Inc. (“Victory Capital”) to combine the Adviser with Victory Capital, and for Amundi to become a strategic shareholder of Victory Capital (the “Transaction”).  Victory Capital is headquartered in San Antonio, Texas.  The closing of the Transaction is subject to certain regulatory approvals and other conditions.  There is no assurance that the Transaction will close.
The closing of the Transaction would cause the Fund’s current investment advisory agreement with the Adviser to terminate.  Under the terms of the Transaction, the Fund’s Board of Trustees will be asked to approve a reorganization of the Fund into a corresponding, newly established Victory Fund advised by Victory Capital Management Inc., an affiliate of Victory Capital.  The proposed reorganization of the Fund would be sought in connection with the closing of the Transaction.  If approved by the Board, the proposal to reorganize the Fund will be submitted to the shareholders of the Fund for their approval.  There is no assurance that the Board or the shareholders of the Fund will approve the proposal to reorganize the Fund.
For more complete information, you may review the Fund's next prospectus, which we expect to be available by March 3, 2025 at https://www.amundi.com/usinvestors/Products/Mutual-Funds or upon request at 1-800-225-6292.
Availability of Additional Information
You can find additional information about the Fund, including the Fund's prospectus, financial information, holdings and proxy voting information, at https://www.amundi.com/usinvestors/Resources/Shareholder-Reports. You can also request this information by contacting us at 1‑800‑225‑6292.
Important notice to shareholders
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports and other communications to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain a shareholder of the Fund. If you would like to receive individual mailings, please call 1-800-225-6292 and we will begin sending you separate copies of these materials within 30 days after receiving your request.
34051-00-C-1224

Pioneer Floating Rate Fund
Class Y / FLYRX
ANNUAL SHAREHOLDER REPORT | October 31, 2024
This annual shareholder report contains important information about Pioneer Floating Rate Fund (“Fund”) for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at https://www.amundi.com/usinvestors/Resources/Shareholder-Reports. You can also request this information by contacting us at 1-800-225-6292. This report describes changes to the Fund that occurred during the reporting period.
What were the Fund costs for the last year?
(Based on a hypothetical $10,000 investment)
Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class Y	$79	0.75%
How did the Fund perform last year and what affected the Fund performance?
  For the fiscal year ended October 31, 2024, the Fund’s Class Y shares at NAV returned 11.55%. For the same period, the Fund’s broad-based benchmark, the Bloomberg US Aggregate Bond Total Return Index, returned 10.55%. The performance benchmark, the Morningstar LSTA US Performing Loan Total Return Index, returned 10.86% over the period.
  The Fund’s benchmark relative performance benefited significantly from the overweight, combined with security selection, in both the software and services and pharmaceutical, biotechnology and life sciences sectors.
  Security selection in the automotive and components, transportation, and the food, beverage and tobacco sectors also contributed to the Fund’s benchmark relative performance.
  The Fund’s underweight to the lower rated CCC credit-quality tier contributed to benchmark relative performance.
  The Fund’s modest out of benchmark exposure to corporates contributed to benchmark relative performance, while the allocation to catastrophe bonds detracted slightly from benchmark relative performance.
Fund Performance
The line graph below shows the change in value of a $5 million investment made in Class Y shares of the Fund during the periods shown, compared to that of the Bloomberg US Aggregate Bond Total Return Index and the Morningstar LSTA US Performing Loan Total Return Index.
GROWTH OF $5 million
AVERAGE ANNUAL TOTAL RETURN	1 Year	5 Years	10 Years
Class Y	11.55%	4.89%	4.12%
Bloomberg US Aggregate Bond Total Return Index	10.55%	(0.23)%	1.49%
Morningstar LSTA US Performing Loan Total Return Index	10.86%	6.29%	5.20%
Call 1-800-225-6292 or visit https://www.amundi.com/usinvestors/Resources/Shareholder-Reports for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results.
The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.
KEY FUND STATISTICS
(as of October 31, 2024)
Fund net assets	$342,384,312%
Total number of portfolio holdings	320^^
Total advisory fee paid	$1,860,720
Portfolio turnover rate	64%
^^	Excluding short-term investments and all derivative contracts except for options purchased.
PORTFOLIO DIVERSIFICATION
(as of October 31, 2024 ) *
Senior Secured Floating Rate Loan Interests	87.3%
Corporate Bonds	6.4%
Investment Companies	2.8%
Asset Backed Securities	1.8%
Insurance-Linked Securities	1.1%
Common Stocks	0.4%
Commercial Mortgage-Backed Securities	0.2%
Right/Warrant†	0.0%
*	As a percentage of total investments excluding short-term investments and all derivative contracts except for options purchased.
†	Amount rounds to less than 0.1%.
Material Fund Changes
Amundi Asset Management US, Inc. (the “Adviser”), the Fund’s investment adviser, is currently an indirect, wholly-owned subsidiary of Amundi.  On July 9, 2024, Amundi announced that it had entered into a definitive agreement with Victory Capital Holdings, Inc. (“Victory Capital”) to combine the Adviser with Victory Capital, and for Amundi to become a strategic shareholder of Victory Capital (the “Transaction”).  Victory Capital is headquartered in San Antonio, Texas.  The closing of the Transaction is subject to certain regulatory approvals and other conditions.  There is no assurance that the Transaction will close.
The closing of the Transaction would cause the Fund’s current investment advisory agreement with the Adviser to terminate.  Under the terms of the Transaction, the Fund’s Board of Trustees will be asked to approve a reorganization of the Fund into a corresponding, newly established Victory Fund advised by Victory Capital Management Inc., an affiliate of Victory Capital.  The proposed reorganization of the Fund would be sought in connection with the closing of the Transaction.  If approved by the Board, the proposal to reorganize the Fund will be submitted to the shareholders of the Fund for their approval.  There is no assurance that the Board or the shareholders of the Fund will approve the proposal to reorganize the Fund.
For more complete information, you may review the Fund's next prospectus, which we expect to be available by March 3, 2025 at https://www.amundi.com/usinvestors/Products/Mutual-Funds or upon request at 1-800-225-6292.
Availability of Additional Information
You can find additional information about the Fund, including the Fund's prospectus, financial information, holdings and proxy voting information, at https://www.amundi.com/usinvestors/Resources/Shareholder-Reports. You can also request this information by contacting us at 1‑800‑225‑6292.
Important notice to shareholders
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports and other communications to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain a shareholder of the Fund. If you would like to receive individual mailings, please call 1-800-225-6292 and we will begin sending you separate copies of these materials within 30 days after receiving your request.
34052-00-Y-1224

Pioneer Equity Premium Income Fund
Class A / PMARX
ANNUAL SHAREHOLDER REPORT | October 31, 2024
This annual shareholder report contains important information about Pioneer Equity Premium Income Fund (“Fund”) (formerly, Pioneer Flexible Opportunities Fund) for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at https://www.amundi.com/usinvestors/Resources/Shareholder-Reports. You can also request this information by contacting us at 1-800-225-6292. This report describes changes to the Fund that occurred during the reporting period.
What were the Fund costs for the last year?
(Based on a hypothetical $10,000 investment)
Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class A	$133	1.20%
How did the Fund perform last year and what affected the Fund performance?
  For the fiscal year ended October 31, 2024, the Fund’s Class A shares at NAV returned 21.47%. For the same period, the Fund’s broad-based benchmark, the S&P 500 Total Return Index, returned 38.02%. The performance benchmark, the Bloomberg U.S. Treasury TIPS 1-10 Year Index, returned 7.70% over the period.
  Security selection and sector allocation both detracted from benchmark-relative performance during the period, mainly due to an underweight in the information technology sector, and specific stock selection within the weaker performing consumer staples sector, such as Walgreens and Archer-Daniels-Midland.
  The largest contributors to performance came from several individual stocks across a variety of sectors, including International Business Machines Corp. and Dominion Energy, Inc. Additionally, the Fund's underweight to the weaker performing health care sector was a positive contributor to benchmark-relative performance.
  During the period, the Fund’s exposure to equity-linked notes (ELNs) increased to approximately 55% of the Fund's assets in connection with changes to the Fund's principal investment strategies that are disclosed in the Fund's prospectus dated March 1, 2024. The Fund's investments in ELNs are intended to generate current income based on the interest rate paid by the ELNs. As of the end of the period, the Fund's ELN holdings had an average yield within the Fund of 15.7%, which contributed a yield of 8.8% to the overall Fund.
Fund Performance
The line graph below shows the change in value of a $10,000 investment made in Class A shares of the Fund at public offering price during the periods shown, compared to that of the S&P 500 Total Return Index and the Bloomberg U.S. Treasury TIPS 1-10 Year Index*.
GROWTH OF $10,000
AVERAGE ANNUAL TOTAL RETURN	1 Year	5 Years	10 Years
Class A (with sales charge)	16.01%	2.99%	4.03%
Class A (without sales charge)	21.47%	3.95%	4.51%
S&P 500 Total Return Index	38.02%	15.27%	13.00%
Bloomberg U.S. Treasury TIPS 1-10 Year Index*	7.70%	2.93%	2.42%
*
Effective January 1, 2024, the Fund changed its benchmark from the Bloomberg U.S. Treasury TIPS 1-10 Year Index to the Standard & Poor’s 500 Total Return Index in connection with changes to the Fund's investment strategies. The Fund believes that the Standard & Poor’s 500 Total Return Index better reflects the Fund's investment strategies.

Call 1-800-225-6292 or visit https://www.amundi.com/usinvestors/Resources/Shareholder-Reports for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results.
The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.
KEY FUND STATISTICS
(as of October 31, 2024)
Fund net assets	$122,901,839%
Total number of portfolio holdings	124^^
Total advisory fee paid	$681,196
Portfolio turnover rate	114%
^^	Excluding short-term investments and all derivative contracts except for options purchased.
SECTOR DISTRIBUTION
(as of October 31, 2024 )*
Financials	26.4%
Information Technology	23.3%
Basic Materials	8.9%
Energy	7.1%
Consumer Discretionary	6.3%
Utilities	6.1%
Consumer Staples	5.1%
Industrials	5.0%
Communication Services	4.8%
Real Estate	4.4%
Health Care	1.8%
Household Products	0.4%
Consumer, Cyclical	0.3%
Over The Counter (OTC) Currency Put Option Purchased	0.1%
Foreign Government	0.0%
*	As a percentage of total investments excluding short-term investments and all derivative contracts except for options purchased.
Material Fund Changes
Effective January 1, 2024, the Fund is named Pioneer Equity Premium Income Fund, the Fund's investment objective is total return, including high current income, and the Fund's principal investment strategy is to invest, under normal circumstances, at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities and equity-related investments. The Fund may invest up to 60% of its net assets in equity-linked notes.
Prior to January 1, 2024, the Fund was named Pioneer Flexible Opportunities Fund and the Fund's investment objective was to seek total return.
Prior to November 30, 2023, the Fund was permitted to invest up to 25% of its total assets in a wholly-owned subsidiary, Flexible Opportunities Commodity Fund Ltd. (the Subsidiary), in order to gain exposure to certain commodity-related investments. The Fund liquidated the Subsidiary on November 30, 2023.
Amundi Asset Management US, Inc. (the “Adviser”), the Fund’s investment adviser, is currently an indirect, wholly-owned subsidiary of Amundi.  On July 9, 2024, Amundi announced that it had entered into a definitive agreement with Victory Capital Holdings, Inc. (“Victory Capital”) to combine the Adviser with Victory Capital, and for Amundi to become a strategic shareholder of Victory Capital (the “Transaction”).  Victory Capital is headquartered in San Antonio, Texas.  The closing of the Transaction is subject to certain regulatory approvals and other conditions.  There is no assurance that the Transaction will close.
The closing of the Transaction would cause the Fund’s current investment advisory agreement with the Adviser to terminate.  Under the terms of the Transaction, the Fund’s Board of Trustees will be asked to approve a reorganization of the Fund into a corresponding, newly established Victory Fund advised by Victory Capital Management Inc., an affiliate of Victory Capital.  The proposed reorganization of the Fund would be sought in connection with the closing of the Transaction.  If approved by the Board, the proposal to reorganize the Fund will be submitted to the shareholders of the Fund for their approval.  There is no assurance that the Board or the shareholders of the Fund will approve the proposal to reorganize the Fund.
For more complete information, you may review the Fund's next prospectus, which we expect to be available by March 3, 2025 at https://www.amundi.com/usinvestors/Products/Mutual-Funds or upon request at 1-800-225-6292.
Availability of Additional Information
You can find additional information about the Fund, including the Fund's prospectus, financial information, holdings and proxy voting information, at https://www.amundi.com/usinvestors/Resources/Shareholder-Reports. You can also request this information by contacting us at 1‑800‑225‑6292.
Important notice to shareholders
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports and other communications to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain a shareholder of the Fund. If you would like to receive individual mailings, please call 1-800-225-6292 and we will begin sending you separate copies of these materials within 30 days after receiving your request.
34045-00-A-1224

Pioneer Equity Premium Income Fund
Class C / PRRCX
ANNUAL SHAREHOLDER REPORT | October 31, 2024
This annual shareholder report contains important information about Pioneer Equity Premium Income Fund (“Fund”) (formerly, Pioneer Flexible Opportunities Fund) for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at https://www.amundi.com/usinvestors/Resources/Shareholder-Reports. You can also request this information by contacting us at 1-800-225-6292. This report describes changes to the Fund that occurred during the reporting period.
What were the Fund costs for the last year?
(Based on a hypothetical $10,000 investment)
Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class C	$218	1.98%
How did the Fund perform last year and what affected the Fund performance?
  For the fiscal year ended October 31, 2024, the Fund’s Class C shares at NAV returned 20.55%. For the same period, the Fund’s broad-based benchmark, the S&P 500 Total Return Index, returned 38.02%. The performance benchmark, the Bloomberg U.S. Treasury TIPS 1-10 Year Index, returned 7.70% over the period.
  Security selection and sector allocation both detracted from benchmark-relative performance during the period, mainly due to an underweight in the information technology sector, and specific stock selection within the weaker performing consumer staples sector, such as Walgreens and Archer-Daniels-Midland.
  The largest contributors to performance came from several individual stocks across a variety of sectors, including International Business Machines Corp. and Dominion Energy, Inc. Additionally, the Fund's underweight to the weaker performing health care sector was a positive contributor to benchmark-relative performance.
  During the period, the Fund’s exposure to equity-linked notes (ELNs) increased to approximately 55% of the Fund's assets in connection with changes to the Fund's principal investment strategies that are disclosed in the Fund's prospectus dated March 1, 2024. The Fund's investments in ELNs are intended to generate current income based on the interest rate paid by the ELNs. As of the end of the period, the Fund's ELN holdings had an average yield within the Fund of 15.7%, which contributed a yield of 8.8% to the overall Fund.
Fund Performance
The line graph below shows the change in value of a $10,000 investment made in Class C shares of the Fund during the periods shown, compared to that of the S&P 500 Total Return Index and the Bloomberg U.S. Treasury TIPS 1-10 Year Index*.
GROWTH OF $10,000
AVERAGE ANNUAL TOTAL RETURN	1 Year	5 Years	10 Years
Class C (with contingent deferred sales charge)	19.55%	3.14%	3.71%
Class C (without contingent deferred sales charge)	20.55%	3.14%	3.71%
S&P 500 Total Return Index	38.02%	15.27%	13.00%
Bloomberg U.S. Treasury TIPS 1-10 Year Index*	7.70%	2.93%	2.42%
*
Effective January 1, 2024, the Fund changed its benchmark from the Bloomberg U.S. Treasury TIPS 1-10 Year Index to the Standard & Poor’s 500 Total Return Index in connection with changes to the Fund's investment strategies. The Fund believes that the Standard & Poor’s 500 Total Return Index better reflects the Fund's investment strategies.

Call 1-800-225-6292 or visit https://www.amundi.com/usinvestors/Resources/Shareholder-Reports for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results.
The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.
KEY FUND STATISTICS
(as of October 31, 2024)
Fund net assets	$122,901,839%
Total number of portfolio holdings	124^^
Total advisory fee paid	$681,196
Portfolio turnover rate	114%
^^	Excluding short-term investments and all derivative contracts except for options purchased.
SECTOR DISTRIBUTION
(as of October 31, 2024 )*
Financials	26.4%
Information Technology	23.3%
Basic Materials	8.9%
Energy	7.1%
Consumer Discretionary	6.3%
Utilities	6.1%
Consumer Staples	5.1%
Industrials	5.0%
Communication Services	4.8%
Real Estate	4.4%
Health Care	1.8%
Household Products	0.4%
Consumer, Cyclical	0.3%
Over The Counter (OTC) Currency Put Option Purchased	0.1%
Foreign Government	0.0%
*	As a percentage of total investments excluding short-term investments and all derivative contracts except for options purchased.
Material Fund Changes
Effective January 1, 2024, the Fund is named Pioneer Equity Premium Income Fund, the Fund's investment objective is total return, including high current income, and the Fund's principal investment strategy is to invest, under normal circumstances, at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities and equity-related investments. The Fund may invest up to 60% of its net assets in equity-linked notes.
Prior to January 1, 2024, the Fund was named Pioneer Flexible Opportunities Fund and the Fund's investment objective was to seek total return.
Prior to November 30, 2023, the Fund was permitted to invest up to 25% of its total assets in a wholly-owned subsidiary, Flexible Opportunities Commodity Fund Ltd. (the Subsidiary), in order to gain exposure to certain commodity-related investments. The Fund liquidated the Subsidiary on November 30, 2023.
Amundi Asset Management US, Inc. (the “Adviser”), the Fund’s investment adviser, is currently an indirect, wholly-owned subsidiary of Amundi.  On July 9, 2024, Amundi announced that it had entered into a definitive agreement with Victory Capital Holdings, Inc. (“Victory Capital”) to combine the Adviser with Victory Capital, and for Amundi to become a strategic shareholder of Victory Capital (the “Transaction”).  Victory Capital is headquartered in San Antonio, Texas.  The closing of the Transaction is subject to certain regulatory approvals and other conditions.  There is no assurance that the Transaction will close.
The closing of the Transaction would cause the Fund’s current investment advisory agreement with the Adviser to terminate.  Under the terms of the Transaction, the Fund’s Board of Trustees will be asked to approve a reorganization of the Fund into a corresponding, newly established Victory Fund advised by Victory Capital Management Inc., an affiliate of Victory Capital.  The proposed reorganization of the Fund would be sought in connection with the closing of the Transaction.  If approved by the Board, the proposal to reorganize the Fund will be submitted to the shareholders of the Fund for their approval.  There is no assurance that the Board or the shareholders of the Fund will approve the proposal to reorganize the Fund.
For more complete information, you may review the Fund's next prospectus, which we expect to be available by March 3, 2025 at https://www.amundi.com/usinvestors/Products/Mutual-Funds or upon request at 1-800-225-6292.
Availability of Additional Information
You can find additional information about the Fund, including the Fund's prospectus, financial information, holdings and proxy voting information, at https://www.amundi.com/usinvestors/Resources/Shareholder-Reports. You can also request this information by contacting us at 1‑800‑225‑6292.
Important notice to shareholders
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports and other communications to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain a shareholder of the Fund. If you would like to receive individual mailings, please call 1-800-225-6292 and we will begin sending you separate copies of these materials within 30 days after receiving your request.
34046-00-C-1224

Pioneer Equity Premium Income Fund
Class K / FLEKX
ANNUAL SHAREHOLDER REPORT | October 31, 2024
This annual shareholder report contains important information about Pioneer Equity Premium Income Fund (“Fund”) (formerly, Pioneer Flexible Opportunities Fund) for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at https://www.amundi.com/usinvestors/Resources/Shareholder-Reports. You can also request this information by contacting us at 1-800-225-6292. This report describes changes to the Fund that occurred during the reporting period.
What were the Fund costs for the last year?
(Based on a hypothetical $10,000 investment)
Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class K	$100	0.90%
How did the Fund perform last year and what affected the Fund performance?
  For the fiscal year ended October 31, 2024, the Fund’s Class K shares at NAV returned 21.74%. For the same period, the Fund’s broad-based benchmark, the S&P 500 Total Return Index, returned 38.02%. The performance benchmark, the Bloomberg U.S. Treasury TIPS 1-10 Year Index, returned 7.70% over the period.
  Security selection and sector allocation both detracted from benchmark-relative performance during the period, mainly due to an underweight in the information technology sector, and specific stock selection within the weaker performing consumer staples sector, such as Walgreens and Archer-Daniels-Midland.
  The largest contributors to performance came from several individual stocks across a variety of sectors, including International Business Machines Corp. and Dominion Energy, Inc. Additionally, the Fund's underweight to the weaker performing health care sector was a positive contributor to benchmark-relative performance.
  During the period, the Fund’s exposure to equity-linked notes (ELNs) increased to approximately 55% of the Fund's assets in connection with changes to the Fund's principal investment strategies that are disclosed in the Fund's prospectus dated March 1, 2024. The Fund's investments in ELNs are intended to generate current income based on the interest rate paid by the ELNs. As of the end of the period, the Fund's ELN holdings had an average yield within the Fund of 15.7%, which contributed a yield of 8.8% to the overall Fund.
Fund Performance
The line graph below shows the change in value of a $5 million investment made in Class K shares of the Fund during the periods shown, compared to that of the S&P 500 Total Return Index and the Bloomberg U.S. Treasury TIPS 1-10 Year Index*.
GROWTH OF $5 million
AVERAGE ANNUAL TOTAL RETURN	1 Year	5 Years	10 Years
Class K	21.74%	4.26%	4.72%
S&P 500 Total Return Index	38.02%	15.27%	13.00%
Bloomberg U.S. Treasury TIPS 1-10 Year Index*	7.70%	2.93%	2.42%
*
Effective January 1, 2024, the Fund changed its benchmark from the Bloomberg U.S. Treasury TIPS 1-10 Year Index to the Standard & Poor’s 500 Total Return Index in connection with changes to the Fund's investment strategies. The Fund believes that the Standard & Poor’s 500 Total Return Index better reflects the Fund's investment strategies.

Call 1-800-225-6292 or visit https://www.amundi.com/usinvestors/Resources/Shareholder-Reports for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance shown for Class K shares for the period prior to the commencement of operations of Class K shares on June 22, 2018, is the net asset value performance of the Fund’s Class A shares, which has not been restated to reflect any differences in expenses, including Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares generally are higher than those of Class K shares, the performance of Class K shares prior to their inception on June 22, 2018, would have been higher than the performance shown. For the period beginning June 22, 2018, the actual performance of Class K shares is reflected.
The performance data quoted represents past performance, which is no guarantee of future results.
The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.
KEY FUND STATISTICS
(as of October 31, 2024)
Fund net assets	$122,901,839%
Total number of portfolio holdings	124^^
Total advisory fee paid	$681,196
Portfolio turnover rate	114%
^^	Excluding short-term investments and all derivative contracts except for options purchased.
SECTOR DISTRIBUTION
(as of October 31, 2024 )*
Financials	26.4%
Information Technology	23.3%
Basic Materials	8.9%
Energy	7.1%
Consumer Discretionary	6.3%
Utilities	6.1%
Consumer Staples	5.1%
Industrials	5.0%
Communication Services	4.8%
Real Estate	4.4%
Health Care	1.8%
Household Products	0.4%
Consumer, Cyclical	0.3%
Over The Counter (OTC) Currency Put Option Purchased	0.1%
Foreign Government	0.0%
*	As a percentage of total investments excluding short-term investments and all derivative contracts except for options purchased.

Material Fund Changes
Effective January 1, 2024, the Fund is named Pioneer Equity Premium Income Fund, the Fund's investment objective is total return, including high current income, and the Fund's principal investment strategy is to invest, under normal circumstances, at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities and equity-related investments. The Fund may invest up to 60% of its net assets in equity-linked notes.
Prior to January 1, 2024, the Fund was named Pioneer Flexible Opportunities Fund and the Fund's investment objective was to seek total return.
Prior to November 30, 2023, the Fund was permitted to invest up to 25% of its total assets in a wholly-owned subsidiary, Flexible Opportunities Commodity Fund Ltd. (the Subsidiary), in order to gain exposure to certain commodity-related investments. The Fund liquidated the Subsidiary on November 30, 2023.
Amundi Asset Management US, Inc. (the “Adviser”), the Fund’s investment adviser, is currently an indirect, wholly-owned subsidiary of Amundi.  On July 9, 2024, Amundi announced that it had entered into a definitive agreement with Victory Capital Holdings, Inc. (“Victory Capital”) to combine the Adviser with Victory Capital, and for Amundi to become a strategic shareholder of Victory Capital (the “Transaction”).  Victory Capital is headquartered in San Antonio, Texas.  The closing of the Transaction is subject to certain regulatory approvals and other conditions.  There is no assurance that the Transaction will close.
The closing of the Transaction would cause the Fund’s current investment advisory agreement with the Adviser to terminate.  Under the terms of the Transaction, the Fund’s Board of Trustees will be asked to approve a reorganization of the Fund into a corresponding, newly established Victory Fund advised by Victory Capital Management Inc., an affiliate of Victory Capital.  The proposed reorganization of the Fund would be sought in connection with the closing of the Transaction.  If approved by the Board, the proposal to reorganize the Fund will be submitted to the shareholders of the Fund for their approval.  There is no assurance that the Board or the shareholders of the Fund will approve the proposal to reorganize the Fund.
For more complete information, you may review the Fund's next prospectus, which we expect to be available by March 3, 2025 at https://www.amundi.com/usinvestors/Products/Mutual-Funds or upon request at 1-800-225-6292.
Availability of Additional Information
You can find additional information about the Fund, including the Fund's prospectus, financial information, holdings and proxy voting information, at https://www.amundi.com/usinvestors/Resources/Shareholder-Reports. You can also request this information by contacting us at 1‑800‑225‑6292.
Important notice to shareholders
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports and other communications to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain a shareholder of the Fund. If you would like to receive individual mailings, please call 1-800-225-6292 and we will begin sending you separate copies of these materials within 30 days after receiving your request.
34047-00-K-1224

Pioneer Equity Premium Income Fund
Class R / MUARX
ANNUAL SHAREHOLDER REPORT | October 31, 2024
This annual shareholder report contains important information about Pioneer Equity Premium Income Fund (“Fund”) (formerly, Pioneer Flexible Opportunities Fund) for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at https://www.amundi.com/usinvestors/Resources/Shareholder-Reports. You can also request this information by contacting us at 1-800-225-6292. This report describes changes to the Fund that occurred during the reporting period.
What were the Fund costs for the last year?
(Based on a hypothetical $10,000 investment)
Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class R	$165	1.49%
How did the Fund perform last year and what affected the Fund performance?
  For the fiscal year ended October 31, 2024, the Fund’s Class R shares at NAV returned 21.11%. For the same period, the Fund’s broad-based benchmark, the S&P 500 Total Return Index, returned 38.02%. The performance benchmark, the Bloomberg U.S. Treasury TIPS 1-10 Year Index, returned 7.70% over the period.
  Security selection and sector allocation both detracted from benchmark-relative performance during the period, mainly due to an underweight in the information technology sector, and specific stock selection within the weaker performing consumer staples sector, such as Walgreens and Archer-Daniels-Midland.
  The largest contributors to performance came from several individual stocks across a variety of sectors, including International Business Machines Corp. and Dominion Energy, Inc. Additionally, the Fund's underweight to the weaker performing health care sector was a positive contributor to benchmark-relative performance.
  During the period, the Fund’s exposure to equity-linked notes (ELNs) increased to approximately 55% of the Fund's assets in connection with changes to the Fund's principal investment strategies that are disclosed in the Fund's prospectus dated March 1, 2024. The Fund's investments in ELNs are intended to generate current income based on the interest rate paid by the ELNs. As of the end of the period, the Fund's ELN holdings had an average yield within the Fund of 15.7%, which contributed a yield of 8.8% to the overall Fund.
Fund Performance
The line graph below shows the change in value of a $10,000 investment made in Class R shares of the Fund during the periods shown, compared to that of the S&P 500 Total Return Index and the Bloomberg U.S. Treasury TIPS 1-10 Year Index*.
GROWTH OF $10,000
AVERAGE ANNUAL TOTAL RETURN	1 Year	5 Years	10 Years
Class R	21.11%	3.42%	3.77%
S&P 500 Total Return Index	38.02%	15.27%	13.00%
Bloomberg U.S. Treasury TIPS 1-10 Year Index*	7.70%	2.93%	2.42%
*
Effective January 1, 2024, the Fund changed its benchmark from the Bloomberg U.S. Treasury TIPS 1-10 Year Index to the Standard & Poor’s 500 Total Return Index in connection with changes to the Fund's investment strategies. The Fund believes that the Standard & Poor’s 500 Total Return Index better reflects the Fund's investment strategies.

Call 1-800-225-6292 or visit https://www.amundi.com/usinvestors/Resources/Shareholder-Reports for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results.
The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.
KEY FUND STATISTICS
(as of October 31, 2024)
Fund net assets	$122,901,839%
Total number of portfolio holdings	124^^
Total advisory fee paid	$681,196
Portfolio turnover rate	114%
^^	Excluding short-term investments and all derivative contracts except for options purchased.
SECTOR DISTRIBUTION
(as of October 31, 2024 )*
Financials	26.4%
Information Technology	23.3%
Basic Materials	8.9%
Energy	7.1%
Consumer Discretionary	6.3%
Utilities	6.1%
Consumer Staples	5.1%
Industrials	5.0%
Communication Services	4.8%
Real Estate	4.4%
Health Care	1.8%
Household Products	0.4%
Consumer, Cyclical	0.3%
Over The Counter (OTC) Currency Put Option Purchased	0.1%
Foreign Government	0.0%
*	As a percentage of total investments excluding short-term investments and all derivative contracts except for options purchased.
Material Fund Changes
Effective January 1, 2024, the Fund is named Pioneer Equity Premium Income Fund, the Fund's investment objective is total return, including high current income, and the Fund's principal investment strategy is to invest, under normal circumstances, at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities and equity-related investments. The Fund may invest up to 60% of its net assets in equity-linked notes.
Prior to January 1, 2024, the Fund was named Pioneer Flexible Opportunities Fund and the Fund's investment objective was to seek total return.
Prior to November 30, 2023, the Fund was permitted to invest up to 25% of its total assets in a wholly-owned subsidiary, Flexible Opportunities Commodity Fund Ltd. (the Subsidiary), in order to gain exposure to certain commodity-related investments. The Fund liquidated the Subsidiary on November 30, 2023.
Amundi Asset Management US, Inc. (the “Adviser”), the Fund’s investment adviser, is currently an indirect, wholly-owned subsidiary of Amundi.  On July 9, 2024, Amundi announced that it had entered into a definitive agreement with Victory Capital Holdings, Inc. (“Victory Capital”) to combine the Adviser with Victory Capital, and for Amundi to become a strategic shareholder of Victory Capital (the “Transaction”).  Victory Capital is headquartered in San Antonio, Texas.  The closing of the Transaction is subject to certain regulatory approvals and other conditions.  There is no assurance that the Transaction will close.
The closing of the Transaction would cause the Fund’s current investment advisory agreement with the Adviser to terminate.  Under the terms of the Transaction, the Fund’s Board of Trustees will be asked to approve a reorganization of the Fund into a corresponding, newly established Victory Fund advised by Victory Capital Management Inc., an affiliate of Victory Capital.  The proposed reorganization of the Fund would be sought in connection with the closing of the Transaction.  If approved by the Board, the proposal to reorganize the Fund will be submitted to the shareholders of the Fund for their approval.  There is no assurance that the Board or the shareholders of the Fund will approve the proposal to reorganize the Fund.
For more complete information, you may review the Fund's next prospectus, which we expect to be available by March 3, 2025 at https://www.amundi.com/usinvestors/Products/Mutual-Funds or upon request at 1-800-225-6292.
Availability of Additional Information
You can find additional information about the Fund, including the Fund's prospectus, financial information, holdings and proxy voting information, at https://www.amundi.com/usinvestors/Resources/Shareholder-Reports. You can also request this information by contacting us at 1‑800‑225‑6292.
Important notice to shareholders
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports and other communications to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain a shareholder of the Fund. If you would like to receive individual mailings, please call 1-800-225-6292 and we will begin sending you separate copies of these materials within 30 days after receiving your request.
34048-00-R-1224

Pioneer Equity Premium Income Fund
Class Y / PMYRX
ANNUAL SHAREHOLDER REPORT | October 31, 2024
This annual shareholder report contains important information about Pioneer Equity Premium Income Fund (“Fund”) (formerly, Pioneer Flexible Opportunities Fund) for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at https://www.amundi.com/usinvestors/Resources/Shareholder-Reports. You can also request this information by contacting us at 1-800-225-6292. This report describes changes to the Fund that occurred during the reporting period.
What were the Fund costs for the last year?
(Based on a hypothetical $10,000 investment)
Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class Y	$100	0.90%
How did the Fund perform last year and what affected the Fund performance?
  For the fiscal year ended October 31, 2024, the Fund’s Class Y shares at NAV returned 21.74%. For the same period, the Fund’s broad-based benchmark, the S&P 500 Total Return Index, returned 38.02%. The performance benchmark, the Bloomberg U.S. Treasury TIPS 1-10 Year Index, returned 7.70% over the period.
  Security selection and sector allocation both detracted from benchmark-relative performance during the period, mainly due to an underweight in the information technology sector, and specific stock selection within the weaker performing consumer staples sector, such as Walgreens and Archer-Daniels-Midland.
  The largest contributors to performance came from several individual stocks across a variety of sectors, including International Business Machines Corp. and Dominion Energy, Inc. Additionally, the Fund's underweight to the weaker performing health care sector was a positive contributor to benchmark-relative performance.
  During the period, the Fund’s exposure to equity-linked notes (ELNs) increased to approximately 55% of the Fund's assets in connection with changes to the Fund's principal investment strategies that are disclosed in the Fund's prospectus dated March 1, 2024. The Fund's investments in ELNs are intended to generate current income based on the interest rate paid by the ELNs. As of the end of the period, the Fund's ELN holdings had an average yield within the Fund of 15.7%, which contributed a yield of 8.8% to the overall Fund.
Fund Performance
The line graph below shows the change in value of a $5 million investment made in Class Y shares of the Fund during the periods shown, compared to that of the S&P 500 Total Return Index and the Bloomberg U.S. Treasury TIPS 1-10 Year Index*.
GROWTH OF $5 million
AVERAGE ANNUAL TOTAL RETURN	1 Year	5 Years	10 Years
Class Y	21.74%	4.25%	4.82%
S&P 500 Total Return Index	38.02%	15.27%	13.00%
Bloomberg U.S. Treasury TIPS 1-10 Year Index*	7.70%	2.93%	2.42%
*
Effective January 1, 2024, the Fund changed its benchmark from the Bloomberg U.S. Treasury TIPS 1-10 Year Index to the Standard & Poor’s 500 Total Return Index in connection with changes to the Fund's investment strategies. The Fund believes that the Standard & Poor’s 500 Total Return Index better reflects the Fund's investment strategies.

Call 1-800-225-6292 or visit https://www.amundi.com/usinvestors/Resources/Shareholder-Reports for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results.
The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.
KEY FUND STATISTICS
(as of October 31, 2024)
Fund net assets	$122,901,839%
Total number of portfolio holdings	124^^
Total advisory fee paid	$681,196
Portfolio turnover rate	114%
^^	Excluding short-term investments and all derivative contracts except for options purchased.
SECTOR DISTRIBUTION
(as of October 31, 2024 )*
Financials	26.4%
Information Technology	23.3%
Basic Materials	8.9%
Energy	7.1%
Consumer Discretionary	6.3%
Utilities	6.1%
Consumer Staples	5.1%
Industrials	5.0%
Communication Services	4.8%
Real Estate	4.4%
Health Care	1.8%
Household Products	0.4%
Consumer, Cyclical	0.3%
Over The Counter (OTC) Currency Put Option Purchased	0.1%
Foreign Government	0.0%
*	As a percentage of total investments excluding short-term investments and all derivative contracts except for options purchased.
Material Fund Changes
Effective January 1, 2024, the Fund is named Pioneer Equity Premium Income Fund, the Fund's investment objective is total return, including high current income, and the Fund's principal investment strategy is to invest, under normal circumstances, at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities and equity-related investments. The Fund may invest up to 60% of its net assets in equity-linked notes.
Prior to January 1, 2024, the Fund was named Pioneer Flexible Opportunities Fund and the Fund's investment objective was to seek total return.
Prior to November 30, 2023, the Fund was permitted to invest up to 25% of its total assets in a wholly-owned subsidiary, Flexible Opportunities Commodity Fund Ltd. (the Subsidiary), in order to gain exposure to certain commodity-related investments. The Fund liquidated the Subsidiary on November 30, 2023.
Amundi Asset Management US, Inc. (the “Adviser”), the Fund’s investment adviser, is currently an indirect, wholly-owned subsidiary of Amundi.  On July 9, 2024, Amundi announced that it had entered into a definitive agreement with Victory Capital Holdings, Inc. (“Victory Capital”) to combine the Adviser with Victory Capital, and for Amundi to become a strategic shareholder of Victory Capital (the “Transaction”).  Victory Capital is headquartered in San Antonio, Texas.  The closing of the Transaction is subject to certain regulatory approvals and other conditions.  There is no assurance that the Transaction will close.
The closing of the Transaction would cause the Fund’s current investment advisory agreement with the Adviser to terminate.  Under the terms of the Transaction, the Fund’s Board of Trustees will be asked to approve a reorganization of the Fund into a corresponding, newly established Victory Fund advised by Victory Capital Management Inc., an affiliate of Victory Capital.  The proposed reorganization of the Fund would be sought in connection with the closing of the Transaction.  If approved by the Board, the proposal to reorganize the Fund will be submitted to the shareholders of the Fund for their approval.  There is no assurance that the Board or the shareholders of the Fund will approve the proposal to reorganize the Fund.
For more complete information, you may review the Fund's next prospectus, which we expect to be available by March 3, 2025 at https://www.amundi.com/usinvestors/Products/Mutual-Funds or upon request at 1-800-225-6292.
Availability of Additional Information
You can find additional information about the Fund, including the Fund's prospectus, financial information, holdings and proxy voting information, at https://www.amundi.com/usinvestors/Resources/Shareholder-Reports. You can also request this information by contacting us at 1‑800‑225‑6292.
Important notice to shareholders
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports and other communications to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain a shareholder of the Fund. If you would like to receive individual mailings, please call 1-800-225-6292 and we will begin sending you separate copies of these materials within 30 days after receiving your request.
34049-00-Y-1224

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3) Compliance with applicable governmental laws, rules, and regulations;

(4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 19(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant’s Internet address and such intention.

Not applicable.

(f) The registrant must:

(1) File with the Commission, pursuant to Item 19(a)(1), a copy of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

(2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

(3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made. See Item 19(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant’s Board of Trustees has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant’s Board of Trustees has determined that the registrant has at least one audit committee financial expert.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the Board of Trustees, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Mr. Fred J. Ricciardi, an independent Trustee, is such an audit committee financial expert.

(3) If the registrant provides the disclosure required by paragraph (a)(1) (ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

The audit fees for the Trust were $108,300 billed by Deloitte & Touche LLP for the year ended October 31, 2024 and $108,334 billed by Ernst & Young LLP for the year ended October 31, 2023.

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

The audit-related services fees for the Trust were $0 billed by Deloitte & Touche LLP and $359 billed by Ernst & Young for the year ended October 31, 2024 and $2,738 billed by Ernst & Young LLP for the year ended October 31, 2023.

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

The aggregate non-audit fees for the Trust were billed by Deloitte & Touche LLP for tax services of $28,700 and $4,500 billed by Ernst & Young LLP for during the fiscal years ended October 31, 2024.

The aggregate non-audit fees for the Trust were billed by Ernst & Young LLP for tax services $28,725 by Ernst & Young LLP for during the fiscal year ended October 31, 2023.

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

There were no other fees in 2024 or 2023.

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

PIONEER FUNDS

APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES

PROVIDED BY THE INDEPENDENT AUDITOR

SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Amundi Asset Management US, Inc., the audit committee and the independent auditors.

The Funds recognize that a Fund’s independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund’s independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund’s independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

SECTION II - POLICY

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
I. AUDIT SERVICES	Services that are directly related to performing the independent audit of the Funds

•  Accounting research assistance

•  SEC consultation, registration statements, and reporting

•  Tax accrual related matters

•  Implementation of new accounting standards

•  Compliance letters (e.g. rating agency letters)

•  Regulatory reviews and assistance regarding financial matters

•  Semi-annual reviews (if requested)

•  Comfort letters for closed end offerings

II. AUDIT-RELATED SERVICES

Services which are not prohibited under Rule

210.2-01(C)(4) (the “Rule”) and are related extensions of the audit services support the audit, or use the knowledge/expertise gained from the audit procedures as a foundation to complete the project. In most cases, if the Audit-Related Services are not performed by the Audit firm, the scope of the Audit Services would likely increase. The Services are typically well-defined and governed by accounting professional standards (AICPA, SEC, etc.)

• AICPA attest and agreed-upon procedures • Technology control assessments • Financial reporting control assessments • Enterprise security architecture assessment

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY

•  “One-time” pre-approval for the audit period for all pre-approved specific service subcategories. Approval of the independent auditors as auditors for a Fund shall constitute pre approval for these services.

• A summary of all such services and related fees reported at each regularly scheduled Audit Committee meeting.

• “One-time” pre-approval for the fund fiscal year within a specified dollar limit for all pre-approved specific service subcategories	• A summary of all such services and related fees (including comparison to specified dollar limits) reported quarterly.

• Specific approval is needed to exceed the pre-approved dollar limit for these services (see general Audit Committee approval policy below for details on obtaining specific approvals)

• Specific approval is needed to use the Fund’s auditors for Audit-Related Services not denoted as “pre-approved”, or to add a specific service subcategory as “pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
III. TAX SERVICES

Services which are not prohibited by the Rule,

if an officer of the Fund determines that using the Fund’s auditor to provide these services creates significant synergy in the form of efficiency, minimized disruption, or the ability to maintain a desired level of confidentiality.

• Tax planning and support • Tax controversy assistance • Tax compliance, tax returns, excise tax returns and support • Tax opinions

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY

• “One-time” pre-approval for the fund fiscal year within a specified dollar limit	• A summary of all such services and related fees (including comparison to specified dollar limits) reported quarterly.

• Specific approval is needed to exceed the pre-approved dollar limits for these services (see general Audit Committee approval policy below for details on obtaining specific approvals)

• Specific approval is needed to use the Fund’s auditors for tax services not denoted as pre-approved, or to add a specific service subcategory as “pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
IV. OTHER SERVICES A. SYNERGISTIC, UNIQUE QUALIFICATIONS	Services which are not prohibited by the Rule, if an officer of the Fund determines that using the Fund’s auditor to provide these services creates significant synergy in the form of efficiency, minimized disruption, the ability to maintain a desired level of confidentiality, or where the Fund’s auditors posses unique or superior qualifications to provide these services, resulting in superior value and results for the Fund.	• Business Risk Management support • Other control and regulatory compliance projects

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY

• “One-time” pre-approval for the fund fiscal year within a specified dollar limit	• A summary of all such services and related fees (including comparison to specified dollar limits) reported quarterly.

• Specific approval is needed to exceed the pre-approved dollar limits for these services (see general Audit Committee approval policy below for details on obtaining specific approvals)

•  Specific approval is needed to use the Fund’s auditors for “Synergistic” or “Unique Qualifications” Other Services not denoted as pre-approved to the left, or to add a specific service subcategory as “pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
PROHIBITED SERVICES	Services which result in the auditors losing independence status under the Rule.	1. Bookkeeping or other services related to the accounting records or financial statements of the audit client*

2. Financial information systems design and implementation*

3. Appraisal or valuation services, fairness* opinions, or contribution-in-kind reports

4. Actuarial services (i.e., setting actuarial reserves versus actuarial audit work)*

5. Internal audit outsourcing services*

6. Management functions or human resources

7. Broker or dealer, investment advisor, or investment banking services

8. Legal services and expert services unrelated to the audit

9. Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY

•  These services are not to be performed with the exception of the(*) services that may be permitted if they would not be subject to audit procedures at the audit client (as defined in rule 2-01(f)(4)) level the firm providing the service.

• A summary of all services and related fees reported at each regularly scheduled Audit Committee meeting will serve as continual confirmation that has not provided any restricted services.

GENERAL AUDIT COMMITTEE APPROVAL POLICY:

•	For all projects, the officers of the Funds and the Fund’s auditors will each make an assessment to determine that any proposed projects will not impair independence.

•

Potential services will be classified into the four non-restricted service categories and the “Approval of Audit, Audit-Related, Tax and Other Services” Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

•	At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Non-Audit Services

Beginning with non-audit service contracts entered into on or after May 6, 2003, the effective date of the new SEC pre-approval rules, the Trust’s audit committee is required to pre-approve services to affiliates defined by SEC rules to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Trust. For the years ended October 31, 2024 and 2023, there were no services provided to an affiliate that required the Trust’s audit committee pre-approval.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees for the Trust were billed by Deloitte & Touche LLP for tax services of $28,700 and $4,500 billed by Ernst &Young LLP for during the fiscal years ended October 31, 2024.

The aggregate non-audit fees for the Trust were billed by Ernst &Young LLP for tax services $28,725 by Ernst &Young LLP for during the fiscal year ended October 31, 2023.

(h) Disclose whether the registrants audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The Fund’s audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i) A registrant identified by the Commission pursuant to Section 104(i)(2)(A) of the Sarbanes-Oxley Act of 2002 (15 U.S.C. 7214(i)(2)(A)), as having retained, for the preparation of the audit report on its financial statements included in the Form NCSR, a registered public accounting firm that has a branch or office that is located in a foreign jurisdiction and that the Public Company Accounting Oversight Board has determined it is unable to inspect or investigate completely because of a position taken by an authority in the foreign jurisdiction must electronically submit to the Commission on a supplemental basis documentation that establishes that the registrant is not owned or controlled by a governmental entity in the foreign jurisdiction. The registrant must submit this documentation on or before the due date for this form. A registrant that is owned or controlled by a foreign governmental entity is not required to submit such documentation.

N/A

(j) A registrant that is a foreign issuer, as defined in 17 CFR 240.3b-4, identified by the Commission pursuant to Section 104(i)(2)(A) of the Sarbanes-Oxley Act of 2002 (15 U.S.C. 7214(i)(2)(A)), as having retained, for the preparation of the audit report on its financial statements included in the Form N-CSR, a registered public accounting firm that has a branch or office that is located in a foreign jurisdiction and that the Public Company Accounting Oversight Board has determined it is unable to inspect or investigate completely because of a position taken by an authority in the foreign jurisdiction, for each year in which the registrant is so identified, must provide the below disclosures. Also, any such identified foreign issuer that uses a variable-interest entity or any similar structure that results in additional foreign entities being consolidated in the financial statements of the registrant is required to provide the below disclosures for itself and its consolidated foreign operating entity or entities. A registrant must disclose:

(1) That, for the immediately preceding annual financial statement period, a registered public accounting firm that the PCAOB was unable to inspect or investigate completely, because of a position taken by an authority in the foreign jurisdiction, issued an audit report for the registrant;

N/A

(2) The percentage of shares of the registrant owned by governmental entities in the foreign jurisdiction in which the registrant is incorporated or otherwise organized;

N/A

(3) Whether governmental entities in the applicable foreign jurisdiction with respect to that registered public accounting firm have a controlling financial interest with respect to the registrant; N/A

(4) The name of each official of the Chinese Communist Party who is a member of the board of directors of the registrant or the operating entity with respect to the registrant;

N/A

(5) Whether the articles of incorporation of the registrant (or equivalent organizing document) contains any charter of the Chinese Communist Party, including the text of any such charter.

N/A

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 7

ITEM 7. FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Pioneer Floating Rate Fund
Annual Report  |  October 31, 2024

A: FLARX	C: FLRCX	Y: FLYRX

visit us: www.amundi.com/us

Pioneer Floating Rate Fund | Annual Report | 10/31/241

Schedule of Investments  |  10/31/24
Principal Amount USD ($)		Value
	UNAFFILIATED ISSUERS — 101.6%
	Senior Secured Floating Rate Loan Interests — 85.3% of Net Assets*(a)
	Advanced Materials — 1.2%
1,470,866	Gemini HDPE LLC, 2027 Advance, 7.847% (Term SOFR + 300 bps), 12/31/27	$ 1,474,543
2,745,284	Groupe Solmax, Inc., Initial Term Loan, 9.615% (Term SOFR + 475 bps), 5/29/28	2,552,257
	Total Advanced Materials	$4,026,800

	Advertising Sales — 0.2%
801,452	Clear Channel Outdoor Holdings, Inc., 2024 Refinancing Term Loan, 8.80% (Term SOFR + 400 bps), 8/21/28	$ 799,615
	Total Advertising Sales	$799,615

	Advertising Services — 0.5%
1,660,677	Dotdash Meredith, Inc., Term B Loan, 8.944% (Term SOFR + 400 bps), 12/1/28	$ 1,666,904
	Total Advertising Services	$1,666,904

	Aerospace & Defense — 0.7%
2,238,607	Propulsion (BC) Newco LLC, Amendment No. 4 Replacement Term Loan, 7.867% (Term SOFR + 350 bps), 9/14/29	$ 2,252,598
	Total Aerospace & Defense	$2,252,598

	Airlines — 0.7%
1,086,944	AAdvantage Loyality IP, Ltd. (American Airlines, Inc.), Initial Term Loan, 9.629% (Term SOFR + 475 bps), 4/20/28	$ 1,119,615
1,136,800	American Airlines, Inc., Seventh Amendment Extended Term Loan, 7.65% (Term SOFR + 275 bps), 2/15/28	1,138,156
	Total Airlines	$2,257,771

	Airport Development & Maintenance — 0.4%
1,319,935	Apple Bidco LLC, First Lien Initial Term Loan, 7.55% (Term SOFR + 275 bps), 9/22/28	$ 1,322,204
	Total Airport Development & Maintenance	$1,322,204

	Apparel Manufacturers — 0.1%
396,097	Hanesbrands Inc., Initial Tranche B Term Loan, 8.435% (Term SOFR + 375 bps), 3/8/30	$ 397,335
	Total Apparel Manufacturers	$397,335

The accompanying notes are an integral part of these financial statements.
2Pioneer Floating Rate Fund | Annual Report | 10/31/24

Principal Amount USD ($)		Value
	Appliances — 0.7%
2,239,821	Osmosis Buyer Ltd., 2024 Refinancing Term B Loan, 8.357% (Term SOFR + 350 bps), 7/31/28	$ 2,245,929
	Total Appliances	$2,245,929

	Applications Software — 2.3%
677,913	Central Parent LLC, First Lien 2024 Refinancing Term Loan, 7.854% (Term SOFR + 325 bps), 7/6/29	$ 674,205
498,718	ConnectWise, LLC, Initial Term Loan, 8.365% (Term SOFR + 350 bps), 9/29/28	499,279
1,223,775	EP Purchaser LLC, First Lien Closing Date Term Loan, 8.365% (Term SOFR + 350 bps), 11/6/28	1,223,966
882,446	Flash Charm, Inc., First Lien Incremental Term Loan, 8.748% (Term SOFR + 350 bps), 3/2/28	869,302
1,744,552(b)	Loyalty Ventures, Inc., Term B Loan, 11.46% (LIBOR + 650 bps), 11/3/27	137,383
2,269,551	RealPage, Inc., First Lien Initial Term Loan, 7.80% (Term SOFR + 300 bps), 4/24/28	2,240,667
1,380,454	SS&C Technologies Holdings, Inc., Term B-8 Loan, 6.685% (Term SOFR + 200 bps), 5/9/31	1,382,046
916,000	Thunder Generation Funding LLC, Term Loan, 7.61% (Term SOFR + 300 bps), 10/3/31	918,290
	Total Applications Software	$7,945,138

	Athletic Equipment — 0.1%
338,325	Amer Sports Co., Initial USD Term Loan, 7.846% (Term SOFR + 275 bps), 2/17/31	$ 340,017
	Total Athletic Equipment	$340,017

	Auto Parts & Equipment — 2.2%
442,278	Adient US LLC, Term B-2 Loan, 7.435% (Term SOFR + 275 bps), 1/31/31	$ 444,015
4,344,612(c)	First Brands Group LLC, First Lien 2021 Term Loan, 9.847% (Term SOFR + 500 bps), 3/30/27	4,234,911
3,062,922	IXS Holdings, Inc., Initial Term Loan, 8.954% (Term SOFR + 425 bps), 3/5/27	2,982,520
	Total Auto Parts & Equipment	$7,661,446

	Auto Repair Centers — 0.7%
2,577,587	Champions Holdco, Inc., Intial Term Loan, 9.852% (Term SOFR + 475 bps), 2/23/29	$ 2,506,704
	Total Auto Repair Centers	$2,506,704

The accompanying notes are an integral part of these financial statements.
Pioneer Floating Rate Fund | Annual Report | 10/31/243

Schedule of Investments  |  10/31/24 (continued)
Principal Amount USD ($)		Value
	Auto-Truck Trailers — 0.8%
2,681,250	Novae LLC, Tranche B Term Loan, 9.843% (Term SOFR + 500 bps), 12/22/28	$ 2,625,110
	Total Auto-Truck Trailers	$2,625,110

	Beverages — 0.1%
397,000	Triton Water Holdings, Inc., 2024 First Lien Incremental Term Loan, 8.604% (Term SOFR + 400 bps), 3/31/28	$ 398,489
	Total Beverages	$398,489

	Building & Construction — 0.3%
1,121,829	Service Logic Acquisition, Inc., Relevant Term Loan, 8.085% (Term SOFR + 350 bps), 10/29/27	$ 1,126,036
	Total Building & Construction	$1,126,036

	Building & Construction Products — 1.3%
972,500	Chariot Buyer LLC, First Lien Initial Term Loan, 8.035% (Term SOFR + 325 bps), 11/3/28	$ 972,424
1,437,678	Cornerstone Building Brands, Inc., Tranche B Term Loan, 8.154% (Term SOFR + 325 bps), 4/12/28	1,416,113
746,969	LHS Borrower LLC, Initial Term Loan, 9.535% (Term SOFR + 475 bps), 2/16/29	717,090
1,246,244	Potters Industries, LLC, 2024 Incremental Term Loan, 8.435% (Term SOFR + 375 bps), 12/14/27	1,254,033
	Total Building & Construction Products	$4,359,660

	Building Production — 0.4%
1,234,437	Koppers, Inc., Incremental Term B-1 Loan, 7.79% (Term SOFR + 300 bps), 4/10/30	$ 1,241,381
203,975	Summit Materials LLC, Term B-2 Loan, 6.554% (Term SOFR + 175 bps), 1/12/29	204,645
	Total Building Production	$1,446,026

	Building-Air & Heating — 0.1%
332,019	EMRLD Borrower LP, Initial Term B Loan, 7.557% (Term SOFR + 250 bps), 5/31/30	$ 332,285
	Total Building-Air & Heating	$332,285

	Cable & Satellite Television — 1.2%
701,898	DIRECTV Financing LLC, 2024 Refinancing Term B Loan, 10.097% (Term SOFR + 525 bps), 8/2/29	$ 684,701
825,000	Midcontinent Communications, 2024 Term Loan, 7.286% (Term SOFR + 250 bps), 8/16/31	829,125
2,919,937	Radiate Holdco LLC, Amendment No. 6 Term B Loan, 8.05% (Term SOFR + 325 bps), 9/25/26	2,575,385
	Total Cable & Satellite Television	$4,089,211

The accompanying notes are an integral part of these financial statements.
4Pioneer Floating Rate Fund | Annual Report | 10/31/24

Principal Amount USD ($)		Value
	Casino Hotels — 1.0%
2,193,577	Century Casinos, Inc., Term B Facility Loan, 10.95% (Term SOFR + 600 bps), 4/2/29	$ 2,122,286
1,212,256	Fertitta Entertainment LLC, Initial B Term Loan, 8.536% (Term SOFR + 375 bps), 1/27/29	1,213,923
	Total Casino Hotels	$3,336,209

	Casino Services — 0.6%
390,040	Caesars Entertainment, Inc., Incremental Term B-1 Loan, 7.435% (Term SOFR + 275 bps), 2/6/31	$ 390,954
1,331,120	Everi Holdings, Inc., Term B Loan, 7.30% (Term SOFR + 250 bps), 8/3/28	1,335,308
90,636	Lucky Bucks LLC, Priority First Out Exit Term Loan, 12.468% (Term SOFR + 765 bps), 10/2/28	83,839
181,813	Lucky Bucks LLC, Priority Second Out Term Loan, 12.468% (Term SOFR + 765 bps), 10/2/29	146,359
	Total Casino Services	$1,956,460

	Cellular Telecom — 0.9%
1,969,261	Altice France S.A., USD TLB-[14] Loan, 10.156% (Term SOFR + 550 bps), 8/15/28	$ 1,575,409
1,666,110	CCI Buyer, Inc., First Lien Initial Term Loan, 8.604% (Term SOFR + 400 bps), 12/17/27	1,669,650
	Total Cellular Telecom	$3,245,059

	Chemicals-Diversified — 1.7%
291,608	Geon Performance Solutions, LLC (Fka. Echo US Holdings, LLC), 2024 Refinancing Term Loan, 9.115% (Term SOFR + 425 bps), 8/18/28	$ 293,157
1,134,300	Ineos Quattro Holdings UK Ltd., 2029 Tranche B Dollar Term Loan, 9.035% (Term SOFR + 425 bps), 4/2/29	1,131,464
444,375	Ineos Quattro Holdings UK Ltd., 2030 Tranche B Dollar Term Loan, 8.535% (Term SOFR + 375 bps), 3/14/30	442,153
1,840,017	Ineos US Finance LLC, 2030 Dollar Term Loan, 7.935% (Term SOFR + 325 bps), 2/18/30	1,845,000
2,004,614	LSF11 A5 Holdco LLC, 2024 Refinancing Term Loan, 8.30% (Term SOFR + 350 bps), 10/15/28	2,015,890
	Total Chemicals-Diversified	$5,727,664

	Chemicals-Plastics — 0.5%
1,594,481	Bakelite US Holdco, Inc., New Term Loan, 8.104% (Term SOFR + 350 bps), 5/29/29	$ 1,598,965
	Total Chemicals-Plastics	$1,598,965

	Chemicals-Specialty — 2.2%
1,415,000	A-AP Buyer, Inc., Initial Term Loan, 7.854% (Term SOFR + 325 bps), 9/9/31	$ 1,422,959
The accompanying notes are an integral part of these financial statements.
Pioneer Floating Rate Fund | Annual Report | 10/31/245

Schedule of Investments  |  10/31/24 (continued)
Principal Amount USD ($)		Value
	Chemicals-Specialty — (continued)
1,258,582	Axalta Coating Systems Dutch Holding B B.V. (Axalta Coating Systems U.S. Holdings, Inc.), Term B-6 Dollar Facility, 6.604% (Term SOFR + 200 bps), 12/20/29	$ 1,263,853
1,243,734	Element Solutions Inc. (Macdermid, Inc.), Tranche B-2 Term Loan, 6.599% (Term SOFR + 175 bps), 12/18/30	1,246,289
880,381	Mativ Holdings, Inc., Term B Loan, 8.55% (Term SOFR + 375 bps), 4/20/28	881,481
247,505	Nouryon Finance B.V., 2024 B-1 Dollar Term Loan, 8.628% (Term SOFR + 350 bps), 4/3/28	249,516
594,011	Nouryon Finance B.V., 2024 B-2 Dollar Term Loan, 7.784% (Term SOFR + 350 bps), 4/3/28	596,239
981,819	Olympus Water US Holding Corp., Term B-5 Dollar Loan, 8.104% (Term SOFR + 350 bps), 6/20/31	985,054
1,000,000	Tronox Finance LLC, First Lien 2024 Other Term Loan, 7.354% (Term SOFR + 275 bps), 4/4/29	1,000,208
	Total Chemicals-Specialty	$7,645,599

	Commercial Services — 1.7%
972,662	AEA International Holdings (Luxembourg) S.a.r.l, First Lien New Term Loan, 7.354% (Term SOFR + 275 bps), 9/7/28	$ 975,094
1,184,344(c)	ArchKey Holdings Inc., TLB, 10/10/31	1,184,529
1,321,378	ArchKey Holdings, Inc., First Lien Initial Term Loan, 10.05% (Term SOFR + 525 bps), 6/29/28	1,320,138
1,463,332	DS Parent, Inc., Term Loan B, 10.104% (Term SOFR + 550 bps), 1/31/31	1,401,141
404,465	Pre-Paid Legal Services, Inc., First Lien Initial Term Loan, 8.55% (Term SOFR + 375 bps), 12/15/28	405,307
498,750	Vestis Corp., Term B-1 Loan, 7.371% (Term SOFR + 225 bps), 2/22/31	496,880
	Total Commercial Services	$5,783,089

	Computer Data Security — 0.5%
1,748,046	Precisely Software, Inc., First Lien Third Amendment Term Loan, 8.847% (Term SOFR + 400 bps), 4/24/28	$ 1,727,835
	Total Computer Data Security	$1,727,835

	Computer Services — 1.7%
1,743,692	Ahead DB Holdings LLC, First Lien Term B-3 Loan, 8.104% (Term SOFR + 350 bps), 2/1/31	$ 1,751,646
661,000	Amentum Holdings, Inc., Initial Term Loan, 6.935% (Term SOFR + 225 bps), 9/29/31	661,620
1,387,000	Fortress Intermediate 3, Inc., Initial Term Loan, 8.435% (Term SOFR + 375 bps), 6/27/31	1,388,301
The accompanying notes are an integral part of these financial statements.
6Pioneer Floating Rate Fund | Annual Report | 10/31/24

Principal Amount USD ($)		Value
	Computer Services — (continued)
748,120	KBR, Inc., Term B Facility, 6.685% (Term SOFR + 200 bps), 1/17/31	$ 749,897
1,281,788	Maximus, Inc., Initial Tranche B Term Loan, 6.604% (Term SOFR + 200 bps), 5/30/31	1,289,799
	Total Computer Services	$5,841,263

	Computer Software — 0.4%
1,365,000	Cornerstone OnDemand, Inc., First Lien Initial Term Loan, 4.685% (Term SOFR + 0 bps), 10/16/28	$ 1,281,963
	Total Computer Software	$1,281,963

	Computers-Integrated Systems — 0.1%
403,467	NCR Atleos LLC, Term Loan B, 8.397% (Term SOFR + 375 bps), 3/27/29	$ 404,097
	Total Computers-Integrated Systems	$404,097

	Consulting Services — 1.0%
2,382,860	Ankura Consulting Group LLC, 2024 Repricing Term Loan, 8.935% (Term SOFR + 425 bps), 3/17/28	$ 2,401,029
1,006,000(c)	First Advantage Holdings LLC, Term B-2 Loan, 9/19/31	1,002,856
	Total Consulting Services	$3,403,885

	Consumer Products — 0.2%
794,959(c)	Reynolds Consumer Products LLC, Initial Term Loan, 2/4/27	$ 796,822
	Total Consumer Products	$796,822

	Containers-Paper & Plastic — 0.3%
1,152,112	Ring Container Technologies Group LLC, 2024 Refinancing Term Loan, 7.435% (Term SOFR + 275 bps), 8/12/28	$ 1,154,033
	Total Containers-Paper & Plastic	$1,154,033

	Cruise Lines — 0.2%
580,000	LC Ahab US Bidco LLC, Initial Term Loan, 8.185% (Term SOFR + 300 bps), 5/1/31	$ 583,263
	Total Cruise Lines	$583,263

	Diagnostic Equipment — 0.7%
2,444,218	Curia Global, Inc., First Lien 2021 Term Loan, 8.435% (Term SOFR + 375 bps), 8/30/26	$ 2,332,701
	Total Diagnostic Equipment	$2,332,701

The accompanying notes are an integral part of these financial statements.
Pioneer Floating Rate Fund | Annual Report | 10/31/247

Schedule of Investments  |  10/31/24 (continued)
Principal Amount USD ($)		Value
	Dialysis Centers — 0.9%
1,300,000	DaVita, Inc., Extended Tranche B-1 Term Loan, 6.685% (Term SOFR + 200 bps), 5/9/31	$ 1,301,083
2,036,527	U.S. Renal Care, Inc., Closing Date Term Loan, 9.80% (Term SOFR + 500 bps), 6/20/28	1,883,788
	Total Dialysis Centers	$3,184,871

	Direct Marketing — 0.3%
1,049,672	Red Ventures LLC (New Imagitas, Inc.), First Lien Term B-4 Loan, 7.685% (Term SOFR + 300 bps), 3/3/30	$ 1,044,751
	Total Direct Marketing	$1,044,751

	Disposable Medical Products — 1.0%
1,554,350	Medline Borrower LP, Refinancing Term Loan, 7.435% (Term SOFR + 275 bps), 10/23/28	$ 1,557,751
1,830,783	Sotera Health Holdings LLC, 2024 Refinancing Term Loan, 7.835% (Term SOFR + 325 bps), 5/30/31	1,837,077
	Total Disposable Medical Products	$3,394,828

	Distribution & Wholesale — 1.2%
1,365,000	AIP RD Buyer Corp., First Lien Term Loan B, 8.935% (Term SOFR + 425 bps), 12/22/28	$ 1,368,071
1,341,638(c)	Barentz Midco B.V., USD Facility B2, 8.704% (Term SOFR + 400 bps), 3/1/31	1,349,744
828,750(c)	Gates Corp., Initial B-5 Dollar Term Loan, 6.935% (Term SOFR + 225 bps), 6/4/31	831,728
595,507	Windsor Holdings III LLC, 2024 September Dollar Term B Loan, 8.259% (Term SOFR + 350 bps), 8/1/30	598,485
	Total Distribution & Wholesale	$4,148,028

	E-Commerce — 0.5%
490,000	Match Group, Inc. (fka The Match Group, Inc.), 2020 Refinancing Term Loan, 6.714% (Term SOFR + 175 bps), 2/13/27	$ 490,000
1	Stubhub Holdco Sub LLC, Extended USD Term B Loan, 9.435% (Term SOFR + 475 bps), 3/15/30	1
1,221,946	TouchTunes Music Group LLC, First Lien Tranche B-1 Term Loan, 9.354% (Term SOFR + 475 bps), 4/2/29	1,223,855
	Total E-Commerce	$1,713,856

	Electric-Generation — 2.1%
652,000	Alpha Generation LLC, Initial Term B Loan, 7.446% (Term SOFR + 275 bps), 9/30/31	$ 652,698
2,044,407	Eastern Power LLC (Eastern Covert Midco LLC), Term Loan, 9.935% (Term SOFR + 525 bps), 4/3/28	2,048,880
1,280,000	Edgewater Generation LLC, Refinancing Term Loan, 8.935% (Term SOFR + 425 bps), 8/1/30	1,291,543
The accompanying notes are an integral part of these financial statements.
8Pioneer Floating Rate Fund | Annual Report | 10/31/24

Principal Amount USD ($)		Value
	Electric-Generation — (continued)
1,608,469	Hamilton Projects Acquiror LLC, Term Loan, 8.435% (Term SOFR + 375 bps), 5/31/31	$ 1,618,234
894,686	Vistra Operations Company LLC, 2018 Incremental Term Loan, 6.685% (Term SOFR + 200 bps), 12/20/30	896,465
606,950	Vistra Zero Operating Company LLC, Initial Term Loan, 7.435% (Term SOFR + 275 bps), 4/30/31	608,752
	Total Electric-Generation	$7,116,572

	Electric-Integrated — 0.4%
840,195	Constellation Renewables LLC, Loan, 7.307% (Term SOFR + 225 bps), 12/15/27	$ 843,346
311,768	Talen Energy Supply LLC, Initial Term B Loan, 8.596% (Term SOFR + 350 bps), 5/17/30	312,970
134,286	Talen Energy Supply LLC, Initial Term C Loan, 8.596% (Term SOFR + 350 bps), 5/17/30	134,803
	Total Electric-Integrated	$1,291,119

	Electronic Composition — 0.4%
379,050	Celestica Inc., Term Loan B, 6.468% (Term SOFR + 175 bps), 6/20/31	$ 379,287
656,837	Natel Engineering Co., Inc., Initial Term Loan, 11.22% (Term SOFR + 625 bps), 4/30/26	591,153
494,898	Synaptics, Inc., First Amendment Incremental Term Loan, 7.215% (Term SOFR + 225 bps), 12/2/28	495,310
	Total Electronic Composition	$1,465,750

	Engines — 1.3%
721,959	Arcline FM Holdings LLC, 2024-2 First Lien New Term Loan, 9.742% (Term SOFR + 450 bps), 6/23/28	$ 725,118
995,000	INNIO Group Holding GmbH, USD Facility B Loan, 7.897% (Term SOFR + 325 bps), 11/2/28	999,665
2,611,769	LSF12 Badger Bidco LLC, Initial Term Loan, 10.685% (Term SOFR + 600 bps), 8/30/30	2,575,857
	Total Engines	$4,300,640

	Enterprise Software & Services — 1.2%
600,000	Cloud Software Group, Inc., First Lien Third Amendment Term Loan, 9.104% (Term SOFR + 450 bps), 3/21/31	$ 600,563
580,000(c)	Helios Software Holdings, Inc. (ION Corporate Solutions Finance S.a r.l.), 2024-B Dollar Term Loan, 7/18/30	580,328
1,768,889	Open Text Corp., 2023 Replacement Term Loan, 6.935% (Term SOFR + 225 bps), 1/31/30	1,777,015
The accompanying notes are an integral part of these financial statements.
Pioneer Floating Rate Fund | Annual Report | 10/31/249

Schedule of Investments  |  10/31/24 (continued)
Principal Amount USD ($)		Value
	Enterprise Software & Services — (continued)
975,100	Project Alpha Intermediate Holding, Inc., 2024 Refinancing Term Loan, 8.335% (Term SOFR + 375 bps), 10/28/30	$ 979,793
248,120	Quartz AcquireCo LLC, Additional Term B-1 Loan, 7.354% (Term SOFR + 275 bps), 6/28/30	248,585
	Total Enterprise Software & Services	$4,186,284

	Entertainment Software — 0.3%
997,416(c)	Playtika Holding Corp., Term B-1 Loan, 3/13/28	$ 997,412
	Total Entertainment Software	$997,412

	Finance-Investment Banker — 1.3%
1,347,726(c)	Citadel Securities LP, Term Loan B, 6.718% (Term SOFR + 200 bps), 10/31/31	$ 1,349,411
903,576	Hudson River Trading LLC, Term Loan, 8.319% (Term SOFR + 300 bps), 3/20/28	904,783
1,689,420	Jane Street Group LLC, 2024 Repriced Term Loan, 6.685% (Term SOFR + 200 bps), 1/26/28	1,690,300
662,000	Jefferies Finance LLC, Initial Term Loan, 7.759% (Term SOFR + 300 bps), 10/21/31	657,862
	Total Finance-Investment Banker	$4,602,356

	Finance-Leasing Company — 1.1%
1,207,197	Avolon TLB Borrower 1 (US) LLC, Term B-4 Loan, 6.359% (Term SOFR + 150 bps), 2/12/27	$ 1,207,993
784,654	Castlelake Aviation One Designated Activity Co., 2023 Incremental Term Loan, 7.697% (Term SOFR + 275 bps), 10/22/27	788,414
497,436	Castlelake Aviation One Designated Activity Co., Initial Term Loan, 7.447% (Term SOFR + 250 bps), 10/22/26	499,440
1,249,151	Fly Funding II S.a r.l., Replacement Loan, 7.12% (LIBOR + 175 bps), 8/11/25	1,226,120
	Total Finance-Leasing Company	$3,721,967

	Food-Catering — 0.2%
808,981	Aramark Intermediate HoldCo Corp., Term B-8 Loan, 6.685% (Term SOFR + 200 bps), 6/22/30	$ 811,509
	Total Food-Catering	$811,509

	Food-Confectionery — 0.5%
1,596,000	Fiesta Purchaser, Inc., Initial Term Loan, 8.685% (Term SOFR + 400 bps), 2/12/31	$ 1,602,682
	Total Food-Confectionery	$1,602,682

The accompanying notes are an integral part of these financial statements.
10Pioneer Floating Rate Fund | Annual Report | 10/31/24

Principal Amount USD ($)		Value
	Food-Dairy Products — 1.3%
1,008,000	Chobani LLC, 2020 New Term Loan, 8.05% (Term SOFR + 325 bps), 10/25/27	$ 1,013,670
3,389,462	Chobani LLC, 2023 Additional Term Loan, 8.435% (Term SOFR + 375 bps), 10/25/27	3,411,351
	Total Food-Dairy Products	$4,425,021

	Food-Misc/Diversified — 0.4%
1,300,000	B&G Foods, Inc., Term B-5 Term Loan, 8.557% (Term SOFR + 350 bps), 10/10/29	$ 1,298,027
	Total Food-Misc/Diversified	$1,298,027

	Footwear & Related Apparel — 0.2%
718,750	Crocs, Inc., 2024 Refinancing Term Loan, 6.854% (Term SOFR + 225 bps), 2/19/29	$ 721,557
	Total Footwear & Related Apparel	$721,557

	Gambling (Non-Hotel) — 0.8%
506,175	Flutter Entertainment Plc, Term B Loan, 6.604% (Term SOFR + 200 bps), 11/30/30	$ 506,966
791,900	Light and Wonder International, Inc., Term B-2 Loan, 7.034% (Term SOFR + 225 bps), 4/15/29	792,182
1,452,360	PCI Gaming Authority, Term B Facility Loan, 6.685% (Term SOFR + 250 bps), 7/18/31	1,445,235
	Total Gambling (Non-Hotel)	$2,744,383

	Golf — 0.2%
661,500	Topgolf Callaway Brands Corp., Intial Term Loan, 7.685% (Term SOFR + 300 bps), 3/15/30	$ 658,606
	Total Golf	$658,606

	Hazardous Waste Disposal — 0.3%
1,173,264	JFL-Tiger Acquisition Co., Inc., Initial Term Loan, 9.259% (Term SOFR + 400 bps), 10/17/30	$ 1,181,477
	Total Hazardous Waste Disposal	$1,181,477

	Home Furnishings — 0.3%
913,000(c)	Tempur Sealy International, Inc., Term Loan B, 10/3/31	$ 913,571
	Total Home Furnishings	$913,571

	Hotels & Motels — 0.9%
1,918,721	Playa Resorts Holding B.V., 2022 Term Loan, 7.435% (Term SOFR + 275 bps), 1/5/29	$ 1,917,741
992,500	Travel + Leisure Co., 2023 Incremental Term Loan, 8.095% (Term SOFR + 325 bps), 12/14/29	997,876
	Total Hotels & Motels	$2,915,617

The accompanying notes are an integral part of these financial statements.
Pioneer Floating Rate Fund | Annual Report | 10/31/2411

Schedule of Investments  |  10/31/24 (continued)
Principal Amount USD ($)		Value
	Human Resources — 0.1%
370,560	Ingenovis Health, Inc., First Lien Initial Term Loan, 9.05% (Term SOFR + 425 bps), 3/6/28	$ 285,100
	Total Human Resources	$285,100

	Independent Power Producer — 0.5%
678,545	EFS Cogen Holdings I LLC, Term B Advance, 8.11% (Term SOFR + 350 bps), 10/3/31	$ 677,697
1,183,000	Lightning Power, LLC, Initial Term B Loan, 8.346% (Term SOFR + 325 bps), 8/18/31	1,188,028
	Total Independent Power Producer	$1,865,725

	Insurance Brokers — 0.7%
1,930,306	HIG Finance 2 Ltd., 2024 Dollar Term Loan, 8.185% (Term SOFR + 350 bps), 2/15/31	$ 1,937,620
613,816	USI, Inc., 2024 Term Loan, 7.354% (Term SOFR + 275 bps), 9/27/30	614,583
	Total Insurance Brokers	$2,552,203

	Internet Content — 0.7%
2,332,703	MH Sub I LLC (Micro Holding Corp.), 2023 May Incremental First Lien Term Loan, 8.935% (Term SOFR + 425 bps), 5/3/28	$ 2,321,185
	Total Internet Content	$2,321,185

	Internet Financial Svcs — 0.4%
749,000	Acuris Finance US, Inc., 2024 Dollar Term Loan, 8.418% (Term SOFR + 375 bps), 2/16/28	$ 748,532
666,088	ION Trading Finance Ltd., 2024 Dollar Term Loan, 9.016% (Term SOFR + 400 bps), 4/1/28	665,672
	Total Internet Financial Svcs	$1,414,204

	Investment Management & Advisory Services — 1.5%
1,862,362	Allspring Buyer LLC, Initial Term Loan, 8.137% (Term SOFR + 325 bps), 11/1/28	$ 1,863,816
586,000(c)	CPI Holdco B LLC, Incremental Term Loan B, 5/16/31	583,070
990,330	Edelman Financial Engines Center LLC, 2024 Refinancing Term Loan, 7.935% (Term SOFR + 325 bps), 4/7/28	991,774
310,000	GTCR Everest Borrower LLC, Term Loan B, 7.604% (Term SOFR + 300 bps), 9/5/31	309,502
1,531,525(c)	Russell Investments US Institutional Holdco, Inc., 2027 Term Loan, 9.585% (Term SOFR + 500 bps), 5/30/27	1,385,647
	Total Investment Management & Advisory Services	$5,133,809

The accompanying notes are an integral part of these financial statements.
12Pioneer Floating Rate Fund | Annual Report | 10/31/24

Principal Amount USD ($)		Value
	Lasers-System & Components — 0.3%
1,171,516	Coherent Corp., Term B1 Loan, 7.185% (Term SOFR + 250 bps), 7/2/29	$ 1,174,005
	Total Lasers-Syst/Components	$1,174,005

	Lottery Services — 0.4%
1,500,000	Scientific Games Holdings LP, 2024 Refinancing Dollar Term Loan, 7.59% (Term SOFR + 300 bps), 4/4/29	$ 1,496,136
	Total Lottery Services	$1,496,136

	Machinery-Electrical — 0.3%
915,000(c)	Dynamo Midco B.V., USD Facility B, 9/30/31	$ 917,859
	Total Machinery-Electrical	$917,859

	Medical Diagnostic Imaging — 0.5%
1,698,937	US Radiology Specialists, Inc. (US Outpatient Imaging Services, Inc.), Amendment No. 3 Replacement Term Loan, 9.354% (Term SOFR + 475 bps), 12/15/27	$ 1,707,962
	Total Medical Diagnostic Imaging	$1,707,962

	Medical Information Systems — 1.0%
1,960,713	athenahealth Group, Inc., Initial Term Loan, 7.935% (Term SOFR + 325 bps), 2/15/29	$ 1,957,823
1,451,250	One Call Corp., First Lien Term B Loan, 10.387% (Term SOFR + 550 bps), 4/22/27	1,419,806
	Total Medical Information Systems	$3,377,629

	Medical Labs & Testing Services — 1.5%
1,393,750	Charlotte Buyer, Inc., First Lien First Refinancing Term Loan, 9.573% (Term SOFR + 475 bps), 2/11/28	$ 1,407,204
974,555	eResearchTechnology, Inc., First Lien Tranche B-1 Term Loan, 8.685% (Term SOFR + 400 bps), 2/4/27	978,818
1,953,982	Phoenix Guarantor Inc., First Lien Tranche B-4 Term Loan, 7.935% (Term SOFR + 325 bps), 2/21/31	1,957,035
965,101	U.S. Anesthesia Partners, Inc., First Lien Initial Term Loan, 9.209% (Term SOFR + 425 bps), 10/1/28	953,372
	Total Medical Labs & Testing Services	$5,296,429

	Medical Products — 0.3%
993,157(c)	Hanger, Inc., Initial Term Loan, 10/23/31	$ 994,708
	Total Medical Products	$994,708

	Medical-Drugs — 2.3%
1,331,250	Bausch Health Cos., Inc., Second Amendment Term Loan, (Term SOFR + 525 bps), 2/1/27	$ 1,306,844
975,000	Endo Finance Holdings, Inc., TLB, 8.707% (Term SOFR + 400 bps), 4/23/31	976,828
The accompanying notes are an integral part of these financial statements.
Pioneer Floating Rate Fund | Annual Report | 10/31/2413

Schedule of Investments  |  10/31/24 (continued)
Principal Amount USD ($)		Value
	Medical-Drugs — (continued)
825,850	Financiere Mendel, Additional Term USD Facility 1, 8.354% (Term SOFR + 325 bps), 11/8/30	$ 831,872
1,586,976	Jazz Pharmaceuticals, Inc., Tranche B-2 Dollar Term Loan, 6.935% (Term SOFR + 225 bps), 5/5/28	1,588,739
2,114,718	Organon & Co., 2024 Refinancing Dollar Term Loan, 7.259% (Term SOFR + 250 bps), 5/19/31	2,118,021
1,176,470	Padagis LLC, Term B Loan, 9.596% (Term SOFR + 475 bps), 7/6/28	1,100,000
	Total Medical-Drugs	$7,922,304

	Medical-Generic Drugs — 0.6%
1,349,218	Amneal Pharmaceuticals LLC, Initial Term Loan, 10.185% (Term SOFR + 550 bps), 5/4/28	$ 1,371,143
526,102	Perrigo Company Plc, Initial Term B Loan, 7.035% (Term SOFR + 225 bps), 4/20/29	525,883
	Total Medical-Generic Drugs	$1,897,026

	Medical-Hospitals — 1.2%
1,746,963	EyeCare Partners LLC, Tranche B Term Loan, 5.717% (Term SOFR + 100 bps), 11/30/28	$ 1,301,488
1,944,980	Knight Health Holdings LLC, Term B Loan, 10.05% (Term SOFR + 525 bps), 12/23/28	1,197,378
1,600,988	LifePoint Health, Inc., First Lien 2024 Incremental Term Loan, 8.632% (Term SOFR + 400 bps), 5/17/31	1,605,545
	Total Medical-Hospitals	$4,104,411

	Medical-Wholesale Drug Distribution — 1.6%
1,773,172	CVET Midco 2 LP, First Lien Initial Term Loan, 9.604% (Term SOFR + 500 bps), 10/13/29	$ 1,686,572
2,735,863	Gainwell Acquisition Corp., First Lien Term B Loan, 8.704% (Term SOFR + 400 bps), 10/1/27	2,638,398
1,279,104	Owens & Minor, Inc., Term B-1 Loan, 8.535% (Term SOFR + 375 bps), 3/29/29	1,282,835
	Total Medical-Wholesale Drug Distribution	$5,607,805

	Metal Processors & Fabrication — 0.3%
1,068,531	Grinding Media, Inc. (Molycop, Ltd.), First Lien Initial Term Loan, 8.898% (Term SOFR + 400 bps), 10/12/28	$ 1,071,202
	Total Metal Processors & Fabrication	$1,071,202

	Metal-Aluminum — 0.7%
2,494,427	Arsenal AIC Parent LLC, 2024-A Refinancing Term B Loan, 7.935% (Term SOFR + 325 bps), 8/18/30	$ 2,503,470
	Total Metal-Aluminum	$2,503,470

The accompanying notes are an integral part of these financial statements.
14Pioneer Floating Rate Fund | Annual Report | 10/31/24

Principal Amount USD ($)		Value
	Mining Services — 0.1%
256,906	Flame NewCo LLC, First Lien New Money Exit Term Loan, 10.785% (Term SOFR + 610 bps), 6/30/28	$ 250,483
	Total Mining Services	$250,483

	Miscellaneous Manufactur — 0.1%
302,000(c)	John Bean Technologies Corp., Term Loan B, 10/9/31	$ 302,566
	Total Miscellaneous Manufactur	$302,566

	Non-hazardous Waste Disposal — 0.6%
663,000	GFL Environmental Inc., 2024 Refinancing Term Loan, 6.61% (Term SOFR + 200 bps), 7/3/31	$ 663,000
498,435	MIP V Waste LLC, Tranche B-1 Term Loan, 7.585% (Term SOFR + 300 bps), 12/8/28	499,370
913,000	Tidal Waste & Recycling Holdings LLC, Term Loan B, 8.243% (Term SOFR + 350 bps), 10/3/31	914,712
	Total Non-hazardous Waste Disposal	$2,077,082

	Office Automation & Equipment — 0.2%
675,500	Pitney Bowes, Inc., Refinancing Tranche B Term Loan, 8.80% (Term SOFR + 400 bps), 3/17/28	$ 678,878
	Total Office Automation & Equipment	$678,878

	Oil & Gas Drilling — 0.4%
1,300,000	WaterBridge Midstream Operating LLC, Term Loan B, 9.393% (Term SOFR + 475 bps), 6/27/29	$ 1,278,063
	Total Oil & Gas Drilling	$1,278,063

	Pastoral & Agricultural — 0.4%
1,312,875	Alltech, Inc., Term B Loan, 8.80% (Term SOFR + 400 bps), 10/13/28	$ 1,311,234
	Total Pastoral & Agricultural	$1,311,234

	Pharmacy Services — 0.5%
1,629,561	Option Care Health, Inc., 2021 First Lien Refinancing Term Loan, 6.935% (Term SOFR + 225 bps), 10/27/28	$ 1,635,875
	Total Pharmacy Services	$1,635,875

	Physical Practice Management — 0.4%
1,265,152	Sound Inpatient Physicians, Inc., Tranche B Term Loan, 8.365% (Term SOFR + 350 bps), 6/28/28	$ 1,141,800
260,507	Sound Inpatient Physicians, Inc., Tranche C Term Loan, 11.615% (Term SOFR + 675 bps), 6/28/29	164,119
	Total Physical Practice Management	$1,305,919

	Physical Therapy & Rehabilitation Centers — 1.1%
1,000,000	Concentra Health Services, Inc., Initial Term Loan, 6.935% (Term SOFR + 225 bps), 7/26/31	$ 1,002,500
The accompanying notes are an integral part of these financial statements.
Pioneer Floating Rate Fund | Annual Report | 10/31/2415

Schedule of Investments  |  10/31/24 (continued)
Principal Amount USD ($)		Value
	Physical Therapy & Rehabilitation Centers — (continued)
838,701	Summit Behavioral Healthcare LLC, First Lien Tranche B-1 Term Loan, 9.307% (Term SOFR + 425 bps), 11/24/28	$ 781,390
2,400,610	Upstream Newco, Inc., First Lien August 2021 Incremental Term Loan, 9.097% (Term SOFR + 425 bps), 11/20/26	2,107,661
	Total Physical Therapy & Rehabilitation Centers	$3,891,551

	Pipelines — 2.2%
1,912,266	Brazos Delaware II LLC, Refinancing Term Loan, 8.255% (Term SOFR + 350 bps), 2/11/30	$ 1,919,437
953,643	Buckeye Partners LP, 2024 Tranche B-4 Term Loan, 6.685% (Term SOFR + 200 bps), 11/22/30	953,167
648,000	Epic Crude Services LP, Term Loan B, 7.656% (Term SOFR + 300 bps), 10/10/31	648,243
337,748	GIP Pilot Acquisition Partners LP, Amendment No. 1 Refinancing Term Loan, 7.09% (Term SOFR + 250 bps), 10/4/30	338,170
717,677	M6 ETX Holdings II MidCo LLC, Initial Term Loan, 9.285% (Term SOFR + 450 bps), 9/19/29	719,190
1,935,889	Oryx Midstream Services Permian Basin LLC, 2024 Refinancing Term Loan, 7.918% (Term SOFR + 300 bps), 10/5/28	1,939,670
1,093,179	Traverse Midstream Partners LLC, Advance, 8.085% (Term SOFR + 350 bps), 2/16/28	1,098,645
	Total Pipelines	$7,616,522

	Printing-Commercial — 0.2%
592,025	Cimpress Plc, 2024 Refinancing Tranche B-1 Term Loan, 7.685% (Term SOFR + 300 bps), 5/17/28	$ 593,135
	Total Printing-Commercial	$593,135

	Professional Sports — 0.4%
815,902	Formula One Management Ltd., Facility B, 6.604% (Term SOFR + 225 bps), 9/10/31	$ 817,091
407,951(c)	Formula One Management Ltd., Incremental Term Facility, 9/10/31	408,546
	Total Professional Sports	$1,225,637

	Property & Casualty Insurance — 2.4%
615,115	Asurion LLC, First Lien New B-12 Term Loan, 8.935% (Term SOFR + 425 bps), 9/19/30	$ 608,707
1,417,766	Asurion LLC, New B-10 Term Loan, 8.785% (Term SOFR + 400 bps), 8/19/28	1,406,424
790,985	Asurion LLC, New B-11 Term Loan, 9.035% (Term SOFR + 425 bps), 8/19/28	787,524
The accompanying notes are an integral part of these financial statements.
16Pioneer Floating Rate Fund | Annual Report | 10/31/24

Principal Amount USD ($)		Value
	Property & Casualty Insurance — (continued)
1,949,495	Asurion LLC, New B-9 Term Loan, 8.05% (Term SOFR + 325 bps), 7/31/27	$ 1,936,812
750,000	Asurion LLC, Second Lien New B-4 Term Loan, 10.05% (Term SOFR + 525 bps), 1/20/29	718,281
2,678,434	Sedgwick Claims Management Services, Inc. (Lightning Cayman Merger Sub, Ltd.), 2024 Term Loan, 7.585% (Term SOFR + 300 bps), 7/31/31	2,682,690
	Total Property & Casualty Insurance	$8,140,438

	Protection-Safety — 0.3%
970,131	Prime Security Services Borrower LLC, 2024 First Lien Refinancing Term B-1 Loan, 7.107% (Term SOFR + 225 bps), 10/13/30	$ 971,591
	Total Protection-Safety	$971,591

	Publishing — 1.5%
1,641,750	Cengage Learning, Inc., First Lien Term B Loan, 9.538% (Term SOFR + 425 bps), 3/24/31	$ 1,650,425
1,462,538	Houghton Mifflin Harcourt Co., First Lien Term B Loan, 10.035% (Term SOFR + 525 bps), 4/9/29	1,437,554
2,183,094	McGraw-Hill Education, Inc., 2024 Term Loan, 8.604% (Term SOFR + 400 bps), 8/6/31	2,195,179
	Total Publishing	$5,283,158

	Publishing-Periodicals — 0.3%
853,174	MJH Healthcare Holdings LLC, 2024 Refinancing Term B Loan, 8.035% (Term SOFR + 325 bps), 1/28/29	$ 854,507
	Total Publishing-Periodicals	$854,507

	Recreational Centers — 1.1%
1,576,050	Bulldog Purchaser Inc., First Lien Term Loan, 8.854% (Term SOFR + 425 bps), 6/30/31	$ 1,583,930
1,978,967	Fitness International LLC, Term B Loan, 10.035% (Term SOFR + 525 bps), 2/12/29	1,981,750
325,000(c)	Life Time, Inc., Term Loan B, 10/22/31	325,101
	Total Recreational Centers	$3,890,781

	Recycling — 0.5%
1,744,417	LTR Intermediate Holdings, Inc., Initial Term Loan, 9.30% (Term SOFR + 450 bps), 5/5/28	$ 1,726,245
	Total Recycling	$1,726,245

The accompanying notes are an integral part of these financial statements.
Pioneer Floating Rate Fund | Annual Report | 10/31/2417

Schedule of Investments  |  10/31/24 (continued)
Principal Amount USD ($)		Value
	REITS-Storage — 0.1%
351,719	Iron Mountain Information Management LLC, Amendment No.1 Incremental Term B Loan, 6.685% (Term SOFR + 200 bps), 1/31/31	$ 350,400
	Total REITS-Storage	$350,400

	Rental Auto & Equipment — 0.6%
1,306,725	Albion Financing 3 S.a r.l. (Albion Financing LLC), 2024 Amended U.S. Dollar Term Loan, 9.096% (Term SOFR + 432 bps), 8/16/29	$ 1,314,892
814,078	Hertz Corp., Initial Term B Loan, 8.30% (Term SOFR + 350 bps), 6/30/28	725,887
158,576	Hertz Corp., Initial Term C Loan, 8.30% (Term SOFR + 350 bps), 6/30/28	141,397
	Total Rental Auto & Equipment	$2,182,176

	Resorts/Theme Parks — 0.3%
1,122,187	Six Flags Entertainment Corp., Initial Term B Loan, 6.845% (Term SOFR + 200 bps), 5/1/31	$ 1,122,304
	Total Resorts/Theme Parks	$1,122,304

	Retail — 3.4%
2,984,615	Great Outdoors Group LLC, Term B-2 Loan, 8.55% (Term SOFR + 375 bps), 3/6/28	$ 2,996,118
1,520,668	Harbor Freight Tools USA, Inc., Replacement Term Loan, 7.241% (Term SOFR + 250 bps), 6/11/31	1,485,146
994,929	Highline Aftermarket Acquisition LLC, 2024-1 First Lien Refinancing Term Loan, 8.685% (Term SOFR + 400 bps), 11/9/27	1,002,391
338,300	Kodiak BP LLC, 2024-1 Term Loan, 8.435% (Term SOFR + 375 bps), 3/12/28	340,027
264,337	MI Windows and Doors LLC, Term B-2 Loan, 7.685% (Term SOFR + 300 bps), 3/28/31	265,604
1,451,250	Michaels Cos, Inc., Term Loan B, 9.115% (Term SOFR + 425 bps), 4/15/28	1,121,091
2,079,140(c)	Petco Health & Wellness Co., Inc., First Lien Initial Term Loan, 8.115% (Term SOFR + 325 bps), 3/3/28	1,982,607
1,644,750	PetSmart LLC, Initial Term Loan, 8.535% (Term SOFR + 375 bps), 2/11/28	1,636,673
928,949	RVR Dealership Holdings LLC, Term Loan, 8.504% (Term SOFR + 375 bps), 2/8/28	834,661
	Total Retail	$11,664,318

The accompanying notes are an integral part of these financial statements.
18Pioneer Floating Rate Fund | Annual Report | 10/31/24

Principal Amount USD ($)		Value
	Retail-Catalog Shopping — 0.2%
975,835	Medical Solutions Holdings, Inc., First Lien Initial Term Loan, 8.185% (Term SOFR + 350 bps), 11/1/28	$ 733,096
	Total Retail-Catalog Shopping	$733,096

	Retail-Misc/Diversified — 0.5%
574,546	Lakeshore Learning Materials LLC, First Lien Initial Term Loan, 8.30% (Term SOFR + 350 bps), 9/29/28	$ 576,701
597,000	Peer Holding III B.V., Facility B4, 7.854% (Term SOFR + 325 bps), 10/28/30	599,425
640,000	Peer Holding III B.V., USD Additional Facility 2, 7.604% (Term SOFR + 300 bps), 7/1/31	641,733
	Total Retail-Misc/Diversified	$1,817,859

	Retail-Restaurants — 0.5%
1,603,980	1011778 B.C. Unlimited Liability Co., Term B-6 Loan, 6.435% (Term SOFR + 175 bps), 9/20/30	$ 1,591,663
	Total Retail-Restaurants	$1,591,663

	Schools — 0.2%
781,972	Fugue Finance LLC, Existing Term Loan, 9.057% (Term SOFR + 400 bps), 1/31/28	$ 786,778
	Total Schools	$786,778

	Security Services — 1.7%
2,614,885	Allied Universal Holdco LLC (f/k/a USAGM Holdco LLC), Initial U.S. Dollar Term Loan, 8.535% (Term SOFR + 375 bps), 5/12/28	$ 2,612,696
3,121,920	Garda World Security Corp., Tenth Additional Term Loan, 8.286% (Term SOFR + 350 bps), 2/1/29	3,124,849
	Total Security Services	$5,737,545

	Semiconductor Equipment — 0.3%
996,135	MKS Instruments, Inc., 2024-1 Dollar Term B Loan, 6.995% (Term SOFR + 225 bps), 8/17/29	$ 998,874
	Total Semiconductor Equipment	$998,874

	Telecom Services — 0.5%
1,605,000	Windstream Services LLC, 2024 Term Loan, 9.707% (Term SOFR + 475 bps), 10/1/31	$ 1,608,009
	Total Telecom Services	$1,608,009

	Telecommunication Equipment — 0.3%
985,050	Ciena Corp., 2020 Refinancing Term Loan, 6.759% (Term SOFR + 200 bps), 10/24/30	$ 988,128
	Total Telecommunication Equipment	$988,128

The accompanying notes are an integral part of these financial statements.
Pioneer Floating Rate Fund | Annual Report | 10/31/2419

Schedule of Investments  |  10/31/24 (continued)
Principal Amount USD ($)		Value
	Telephone-Integrated — 0.8%
952,352	Level 3 Financing, Inc., Term B-1, 11.278% (Term SOFR + 656 bps), 4/15/29	$ 973,780
1,702,352	Level 3 Financing, Inc., Term B-2, 11.278% (Term SOFR + 656 bps), 4/15/30	1,739,895
	Total Telephone-Integrated	$2,713,675

	Television — 0.1%
458,850	Gray Television, Inc., Term F Loan, 10.094% (Term SOFR + 525 bps), 6/4/29	$ 446,068
	Total Television	$446,068

	Theaters — 0.9%
985,050	Cinemark USA, Inc., Term Loan, 7.854% (Term SOFR + 325 bps), 5/24/30	$ 989,873
2,082,319	Cirque du Soleil Canada, Inc., Refinancing Term Loan, 8.354% (Term SOFR + 375 bps), 3/8/30	2,045,878
	Total Theaters	$3,035,751

	Transportation Services — 1.4%
992,584	AIT Worldwide Logistics Holdings, Inc., First Lien Initial Term Loan, 9.968% (Term SOFR + 475 bps), 4/6/28	$ 993,577
1,641,538	Carriage Purchaser, Inc., Term B Loan, 9.05% (Term SOFR + 425 bps), 10/2/28	1,647,950
1,596,322	First Student Bidco, Inc., Initial Term B Loan, 7.865% (Term SOFR + 300 bps), 7/21/28	1,599,456
488,174	First Student Bidco, Inc., Initial Term C Loan, 7.865% (Term SOFR + 300 bps), 7/21/28	489,133
	Total Transportation Services	$4,730,116

	Transport-Rail — 0.6%
1,992,422	Genesee & Wyoming Inc., Initial Term Loan, 6.604% (Term SOFR + 200 bps), 4/10/31	$ 1,989,716
	Total Transport-Rail	$1,989,716

	Veterinary Diagnostics — 0.5%
949,020	Elanco Animal Health Inc., Term Loan, 6.694% (Term SOFR + 175 bps), 8/1/27	$ 948,106
821,507	Southern Veterinary Partners LLC, First Lien 2024-2 New Term Loan, 7.995% (Term SOFR + 375 bps), 10/5/27	823,304
	Total Veterinary Diagnostics	$1,771,410

	Total Senior Secured Floating Rate Loan Interests (Cost $296,002,127)	$292,003,792

The accompanying notes are an integral part of these financial statements.
20Pioneer Floating Rate Fund | Annual Report | 10/31/24

Shares		Value
	Common Stocks — 0.4% of Net Assets
	Construction & Engineering — 0.1%
26,228	LB New Holdco	$ 118,026
	Total Construction & Engineering	$118,026

	Healthcare-Services — 0.0%†
396,983(d)+	Sound Inpatient Physicians Holdings	$ —
17,772(d)+	Sound Inpatient Physicians, Inc.	—
	Total Healthcare-Services	$—

	Metals & Mining — 0.0%†
3,810	Flame Co.	$ 15,240
	Total Metals & Mining	$15,240

	Passenger Airlines — 0.2%
33,954(d)	Grupo Aeromexico SAB de CV	$ 742,391
	Total Passenger Airlines	$742,391

	Pharmaceuticals — 0.1%
14,321(d)	Endo, Inc.	$ 365,329
	Total Pharmaceuticals	$365,329

	Total Common Stocks (Cost $1,455,582)	$1,240,986

Principal Amount USD ($)
	Asset Backed Securities — 1.7% of Net Assets
1,000,000(a)	522 Funding CLO, Ltd., Series 2019-5A, Class ER, 11.416% (3 Month Term SOFR + 676 bps), 4/15/35 (144A)	$ 917,988
1,000,000(a)	AB BSL CLO 1, Ltd., Series 2020-1A, Class ER, 11.516% (3 Month Term SOFR + 686 bps), 1/15/35 (144A)	994,165
1,000,000(a)	AGL CLO 17, Ltd., Series 2022-17A, Class E, 10.967% (3 Month Term SOFR + 635 bps), 1/21/35 (144A)	998,750
1,000,000(a)	Crown Point CLO 11, Ltd., Series 2021-11A, Class E, 11.719% (3 Month Term SOFR + 707 bps), 1/17/34 (144A)	999,220
1,000,000(a)	Dryden 41 Senior Loan Fund, Series 2015-41A, Class DR, 7.518% (3 Month Term SOFR + 286 bps), 4/15/31 (144A)	998,931
1,000,000(a)	Madison Park Funding XXIX LTD, Series 2018-29A, Class D, 7.894% (3 Month Term SOFR + 326 bps), 10/18/30 (144A)	1,001,973
	Total Asset Backed Securities (Cost $5,974,260)	$5,911,027

The accompanying notes are an integral part of these financial statements.
Pioneer Floating Rate Fund | Annual Report | 10/31/2421

Schedule of Investments  |  10/31/24 (continued)
Principal Amount USD ($)		Value
	Commercial Mortgage-Backed Securities—0.2% of Net Assets
478,794(a)	BX Trust, Series 2022-PSB, Class F, 12.137% (1 Month Term SOFR + 733 bps), 8/15/39 (144A)	$ 483,108
74,238(a)	FREMF Mortgage Trust, Series 2020-KF74, Class C, 11.528% (SOFR30A + 636 bps), 1/25/27 (144A)	67,213
105,936(a)	FREMF Mortgage Trust, Series 2020-KF83, Class C, 14.278% (SOFR30A + 911 bps), 7/25/30 (144A)	100,432
	Total Commercial Mortgage-Backed Securities (Cost $661,282)	$650,753

	Corporate Bonds — 6.2% of Net Assets
	Advertising — 0.1%
265,000	Clear Channel Outdoor Holdings, Inc., 7.50%, 6/1/29 (144A)	$ 226,471
	Total Advertising	$226,471

	Airlines — 0.8%
2,590,000	Grupo Aeromexico SAB de CV, 8.50%, 3/17/27 (144A)	$ 2,700,658
	Total Airlines	$2,700,658

	Auto Parts & Equipment — 0.1%
250,000	Adient Global Holdings, Ltd., 7.00%, 4/15/28 (144A)	$ 254,154
	Total Auto Parts & Equipment	$254,154

	Banks — 0.6%
500,000(e)	Citizens Financial Group, Inc., 6.645% (SOFR + 233 bps), 4/25/35	$ 533,640
1,000,000	KeyBank N.A., 4.90%, 8/8/32	954,777
500,000(e)	UniCredit S.p.A., 5.861% (5 Year USD Swap Rate + 370 bps), 6/19/32 (144A)	498,205
	Total Banks	$1,986,622

	Chemicals — 0.4%
250,000	Element Solutions, Inc., 3.875%, 9/1/28 (144A)	$ 240,828
500,000	Olin Corp., 5.625%, 8/1/29	492,949
610,000	Tronox, Inc., 4.625%, 3/15/29 (144A)	553,445
	Total Chemicals	$1,287,222

	Commercial Services — 0.3%
500,000	Allied Universal Holdco LLC/Allied Universal Finance Corp., 9.75%, 7/15/27 (144A)	$ 501,205
500,000	Allied Universal Holdco LLC/Allied Universal Finance Corp./Atlas Luxco 4 S.a.r.l., 4.625%, 6/1/28 (144A)	468,155
	Total Commercial Services	$969,360

The accompanying notes are an integral part of these financial statements.
22Pioneer Floating Rate Fund | Annual Report | 10/31/24

Principal Amount USD ($)		Value
	Distribution/Wholesale — 0.0%†
110,000	Ritchie Bros Holdings, Inc., 6.75%, 3/15/28 (144A)	$ 112,796
	Total Distribution/Wholesale	$112,796

	Diversified Financial Services — 0.1%
440,000	Nationstar Mortgage Holdings, Inc., 5.50%, 8/15/28 (144A)	$ 429,344
	Total Diversified Financial Services	$429,344

	Electric — 0.3%
750,000	Calpine Corp., 4.50%, 2/15/28 (144A)	$ 722,365
500,000	Vistra Operations Co. LLC, 4.375%, 5/1/29 (144A)	475,949
	Total Electric	$1,198,314

	Healthcare-Services — 0.2%
145,000	Molina Healthcare, Inc., 4.375%, 6/15/28 (144A)	$ 139,122
695,000	US Acute Care Solutions LLC, 9.75%, 5/15/29 (144A)	708,883
	Total Healthcare-Services	$848,005

	Iron & Steel — 0.1%
260,000	TMS International Corp., 6.25%, 4/15/29 (144A)	$ 251,545
	Total Iron & Steel	$251,545

	Leisure Time — 0.4%
240,000	NCL Corp., Ltd., 8.125%, 1/15/29 (144A)	$ 254,442
500,000	Viking Cruises, Ltd., 5.875%, 9/15/27 (144A)	496,766
500,000	VOC Escrow, Ltd., 5.00%, 2/15/28 (144A)	486,057
	Total Leisure Time	$1,237,265

	Media — 0.4%
1,300,000	Charter Communications Operating LLC/Charter Communications Operating Capital, 2.25%, 1/15/29	$ 1,141,816
400,000	CSC Holdings LLC, 11.75%, 1/31/29 (144A)	390,216
	Total Media	$1,532,032

	Oil & Gas — 0.3%
1,000,000	Hilcorp Energy I LP/Hilcorp Finance Co., 6.875%, 5/15/34 (144A)	$ 957,217
	Total Oil & Gas	$957,217

	Packaging & Containers — 0.3%
1,000,000	Sealed Air Corp., 6.50%, 7/15/32 (144A)	$ 1,015,013
	Total Packaging & Containers	$1,015,013

The accompanying notes are an integral part of these financial statements.
Pioneer Floating Rate Fund | Annual Report | 10/31/2423

Schedule of Investments  |  10/31/24 (continued)
Principal Amount USD ($)		Value
	Pipelines — 0.2%
330,000	CQP Holdco LP/BIP-V Chinook Holdco LLC, 7.50%, 12/15/33 (144A)	$ 349,146
500,000	Venture Global Calcasieu Pass LLC, 3.875%, 8/15/29 (144A)	461,023
	Total Pipelines	$810,169

	Real Estate — 0.3%
1,110,000	Kennedy-Wilson, Inc., 5.00%, 3/1/31	$ 980,304
	Total Real Estate	$980,304

	REITs — 0.4%
610,000	Starwood Property Trust, Inc., 7.25%, 4/1/29 (144A)	$ 624,208
750,000	Uniti Group LP/Uniti Group Finance 2019, Inc./CSL Capital LLC, 10.50%, 2/15/28 (144A)	798,877
	Total REITs	$1,423,085

	Retail — 0.1%
295,000	Beacon Roofing Supply, Inc., 4.125%, 5/15/29 (144A)	$ 274,278
205,000	Macy's Retail Holdings LLC, 5.875%, 4/1/29 (144A)	200,311
	Total Retail	$474,589

	Software — 0.3%
1,000,000	Cloud Software Group, Inc., 6.50%, 3/31/29 (144A)	$ 976,564
	Total Software	$976,564

	Telecommunications — 0.5%
1,584,000	Windstream Services LLC/Windstream Escrow Finance Corp., 7.75%, 8/15/28 (144A)	$ 1,592,766
	Total Telecommunications	$1,592,766

	Total Corporate Bonds (Cost $20,743,359)	$21,263,495

Shares
	Right/Warrant — 0.0%† of Net Assets
	Trading Companies & Distributors — 0.0%†
GBP17,500(d)	Avation Plc, 1/1/59	$ 12,411
	Total Trading Companies & Distributors	$12,411

	Total Right/Warrant (Cost $—)	$12,411

The accompanying notes are an integral part of these financial statements.
24Pioneer Floating Rate Fund | Annual Report | 10/31/24

Principal Amount USD ($)		Value
	Insurance-Linked Securities — 1.1% of Net Assets#
	Event Linked Bonds — 1.1%
	Flood – U.S. — 0.1%
250,000(a)	FloodSmart Re, 21.70%, (1 Month U.S. Treasury Bill + 1,715 bps), 3/11/26 (144A)	$ 263,950
	Health – U.S. — 0.1%
250,000(a)	Vitality Re XIII, 6.553%, (3 Month U.S. Treasury Bill + 200 bps), 1/6/26 (144A)	$ 248,650
250,000(a)	Vitality Re XIV, 8.05%, (3 Month U.S. Treasury Bill + 350 bps), 1/5/27 (144A)	253,425
		$502,075

	Multiperil – U.S. — 0.3%
250,000(a)	Matterhorn Re, 10.103%, (SOFR + 525 bps), 3/24/25 (144A)	$ 250,250
250,000(a)	Matterhorn Re, 12.603%, (SOFR + 775 bps), 3/24/25 (144A)	255,125
250,000(a)	Residential Re, 10.592%, (3 Month U.S. Treasury Bill + 605 bps), 12/6/25 (144A)	246,300
250,000(a)	Sanders Re II, 7.542%, (3 Month U.S. Treasury Bill + 300 bps), 4/7/25 (144A)	250,750
250,000(a)	Sanders Re III, 7.973%, (3 Month U.S. Treasury Bill + 341 bps), 4/7/26 (144A)	249,875
		$1,252,300

	Multiperil – U.S. & Canada — 0.1%
250,000(a)	Kilimanjaro II Re, 10.792%, (3 Month U.S. Treasury Bill + 625 bps), 6/30/28 (144A)	$ 257,050
250,000(a)	Kilimanjaro II Re, 11.792%, (3 Month U.S. Treasury Bill + 725 bps), 6/30/28 (144A)	260,450
		$517,500

	Multiperil – U.S. Regional — 0.1%
250,000(a)	Long Point Re IV, 8.80%, (3 Month U.S. Treasury Bill + 425 bps), 6/1/26 (144A)	$ 254,975
	Windstorm – Florida — 0.0%†
250,000(a)	Integrity Re, 11.393%, (3 Month U.S. Treasury Bill + 683 bps), 6/6/25 (144A)	$ 25,000
	Windstorm – North Carolina — 0.1%
250,000(a)	Cape Lookout Re, 14.153%, (3 Month U.S. Treasury Bill + 959 bps), 3/28/25 (144A)	$ 254,750
	Windstorm – U.S. — 0.1%
250,000(a)	Bonanza Re, 9.491%, (3 Month U.S. Treasury Bill + 493 bps), 12/23/24 (144A)	$ 249,250
The accompanying notes are an integral part of these financial statements.
Pioneer Floating Rate Fund | Annual Report | 10/31/2425

Schedule of Investments  |  10/31/24 (continued)
Principal Amount USD ($)		Value
Windstorm – U.S. Northeast — 0.1%
250,000(a)	3264 Re, 11.542%, (3 Month U.S. Treasury Bill + 700 bps), 7/8/27 (144A)	$ 263,300
Windstorm – U.S. Regional — 0.1%
250,000(a)	Commonwealth Re, 8.305%, (3 Month U.S. Treasury Bill + 376 bps), 7/8/25 (144A)	$ 254,625
	Total Event Linked Bonds	$3,837,725

Face Amount USD ($)
	Reinsurance Sidecars — 0.0%†
	Multiperil – U.S. — 0.0%†
400,000(d)(f)+	Harambee Re 2018, 12/31/24	$ 200
400,000(d)(f)+	Harambee Re 2019, 12/31/24	—
		$200

	Multiperil – Worldwide — 0.0%†
19,715(f)+	Alturas Re 2022-2, 12/31/27	$ 1,258
	Total Reinsurance Sidecars	$1,458

	Total Insurance-Linked Securities (Cost $4,001,503)	$3,839,183

Shares
	Investment Companies — 2.7% of Net Assets
330,000	Invesco Senior Loan ETF	$ 6,926,700
60,000	SPDR Blackstone Senior Loan ETF	2,510,400
	Total Investment Companies (Cost $9,353,960)	$9,437,100

The accompanying notes are an integral part of these financial statements.
26Pioneer Floating Rate Fund | Annual Report | 10/31/24

Shares		Value

	SHORT TERM INVESTMENTS — 4.0% of Net Assets
	Open-End Fund — 4.0%
13,636,736(g)	Dreyfus Government Cash Management, Institutional Shares, 4.76%	$ 13,636,736
		$13,636,736

	TOTAL SHORT TERM INVESTMENTS (Cost $13,636,736)	$13,636,736

	TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS — 101.6% (Cost $351,828,809)	$347,995,483
	OTHER ASSETS AND LIABILITIES — (1.6)%	$(5,611,171)
	net assets — 100.0%	$342,384,312

bps	Basis Points.
FREMF	Freddie Mac Multifamily Fixed-Rate Mortgage Loans.
LIBOR	London Interbank Offered Rate.
REIT	Real Estate Investment Trust.
SOFR	Secured Overnight Financing Rate.
SOFR30A	Secured Overnight Financing Rate 30 Day Average.
(144A)	The resale of such security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers. At October 31, 2024, the value of these securities amounted to $27,559,514, or 8.0% of net assets.
(a)	Floating rate note. Coupon rate, reference index and spread shown at October 31, 2024.
(b)	Security is in default.
(c)	All or a portion of this senior loan position has not settled. Rates do not take effect until settlement date. Rates shown, if any, are for the settled portion.
(d)	Non-income producing security.
(e)	The interest rate is subject to change periodically. The interest rate and/or reference index and spread shown at October 31, 2024.
(f)	Issued as preference shares.
(g)	Rate periodically changes. Rate disclosed is the 7-day yield at October 31, 2024.
*	Senior secured ﬂoating rate loan interests in which the Fund invests generally pay interest at rates that are periodically re-determined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR or SOFR, (ii) the prime rate offered by one or more major United States banks, (iii) the rate of a certiﬁcate of deposit or (iv) other base lending rates used by commercial lenders. The interest rate shown is the rate accruing at October 31, 2024.
+	Security is valued using significant unobservable inputs (Level 3).
The accompanying notes are an integral part of these financial statements.
Pioneer Floating Rate Fund | Annual Report | 10/31/2427

Schedule of Investments  |  10/31/24 (continued)
†	Amount rounds to less than 0.1%.
#	Securities are restricted as to resale.
Restricted Securities	Acquisition date	Cost	Value
3264 Re	6/24/2024	$250,000	$263,300
Alturas Re 2022-2	4/11/2023	—	1,258
Bonanza Re	10/25/2024	249,536	249,250
Cape Lookout Re	3/16/2022	250,000	254,750
Commonwealth Re	6/15/2022	250,000	254,625
FloodSmart Re	2/23/2023	250,000	263,950
Harambee Re 2018	12/19/2017	6,949	200
Harambee Re 2019	12/20/2018	—	—
Integrity Re	5/9/2022	250,000	25,000
Kilimanjaro II Re	6/24/2024	250,000	257,050
Kilimanjaro II Re	6/24/2024	250,000	260,450
Long Point Re IV	5/13/2022	250,000	254,975
Matterhorn Re	3/10/2022	250,000	250,250
Matterhorn Re	3/10/2022	250,000	255,125
Residential Re	10/28/2021	250,000	246,300
Sanders Re II	11/23/2021	250,000	250,750
Sanders Re III	3/22/2022	250,000	249,875
Vitality Re XIII	3/6/2023	245,018	248,650
Vitality Re XIV	1/25/2023	250,000	253,425
Total Restricted Securities			$3,839,183
% of Net assets			1.1%
FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased	In Exchange for	Currency Sold	Deliver	Counterparty	Settlement Date	Unrealized Appreciation
MXN	17,635,000	USD	867,977	HSBC Bank USA NA	12/20/24	$5,685
USD	1,674,091	MXN	32,818,481	HSBC Bank USA NA	12/20/24	48,218
TOTAL FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS						$53,903
Principal amounts are denominated in U.S. dollars (“USD”) unless otherwise noted.
GBP	— Great British Pound
MXN	— Mexican Peso
USD	— United States Dollar
Purchases and sales of securities (excluding short-term investments and all derivative contracts except for options purchased) for the year ended October 31, 2024, aggregated $241,125,726 and $187,524,138, respectively.
The accompanying notes are an integral part of these financial statements.
28Pioneer Floating Rate Fund | Annual Report | 10/31/24

At October 31, 2024, the net unrealized depreciation on investments based on cost for federal tax purposes of $352,463,720 was as follows:
Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$3,510,604
Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(7,977,297)
Net unrealized depreciation	$(4,466,693)
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels below.
Level 1	–	unadjusted quoted prices in active markets for identical securities.
Level 2	–	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements — Note 1A.
Level 3	–	significant unobservable inputs (including the Adviser’s own assumptions in determining fair value of investments). See Notes to Financial Statements — Note 1A.
The following is a summary of the inputs used as of October 31, 2024 in valuing the Fund’s investments:
	Level 1	Level 2	Level 3	Total
Senior Secured Floating Rate Loan Interests	$—	$292,003,792	$—	$292,003,792
Common Stocks
Healthcare-Services	—	—	—*	—*
Pharmaceuticals	365,329	—	—	365,329
All Other Common Stocks	—	875,657	—	875,657
Asset Backed Securities	—	5,911,027	—	5,911,027
Commercial Mortgage-Backed Securities	—	650,753	—	650,753
Corporate Bonds	—	21,263,495	—	21,263,495
Right/Warrant	12,411	—	—	12,411
Insurance-Linked Securities
Reinsurance Sidecars
Multiperil – U.S.	—	—	200	200
Multiperil – Worldwide	—	—	1,258	1,258
All Other Insurance-Linked Securities	—	3,837,725	—	3,837,725
Investment Companies	9,437,100	—	—	9,437,100
Open-End Fund	13,636,736	—	—	13,636,736
Total Investments in Securities	$23,451,576	$324,542,449	$1,458	$347,995,483
The accompanying notes are an integral part of these financial statements.
Pioneer Floating Rate Fund | Annual Report | 10/31/2429

Schedule of Investments  |  10/31/24 (continued)
	Level 1	Level 2	Level 3	Total
Other Financial Instruments
Net unrealized appreciation on forward foreign currency exchange contracts	$—	$53,903	$—	$53,903
Total Other Financial Instruments	$—	$53,903	$—	$53,903
*	Securities valued at $0.
Transfers are calculated on the beginning of period values. During the year ended October 31, 2024, a security valued at $423,742 was transferred from Level 3 to Level 2, due to valuing the security using significant observable inputs. There were no other transfers in or out of Level 3 during the period.
The accompanying notes are an integral part of these financial statements.
30Pioneer Floating Rate Fund | Annual Report | 10/31/24

Statement of Assets and Liabilities  |  10/31/24
ASSETS:
Investments in unaffiliated issuers, at value (cost $351,828,809)	$347,995,483
Cash	195,267
Unrealized appreciation on unfunded loan commitments	1,544
Unrealized appreciation on forward foreign currency exchange contracts	53,903
Receivables —
Investment securities sold	6,554,639
Fund shares sold	1,202,737
Dividends	62,682
Interest	1,660,812
Due from the Adviser	3,332
Other assets	34,828
Total assets	$357,765,227
LIABILITIES:
Payables —
Investment securities purchased	$13,556,232
Fund shares repurchased	1,154,112
Distributions	364,683
Trustees’ fees	1,429
Management fees	17,043
Administrative expenses	10,227
Distribution fees	2,145
Accrued expenses	275,044
Total liabilities	$15,380,915
NET ASSETS:
Paid-in capital	$436,958,253
Distributable earnings (loss)	(94,573,941)
Net assets	$342,384,312
NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
Class A (based on $69,110,248/11,309,785 shares)	$6.11
Class C (based on $9,219,410/1,495,689 shares)	$6.16
Class Y (based on $264,054,654/42,788,890 shares)	$6.17
MAXIMUM OFFERING PRICE PER SHARE:
Class A (based on $6.11 net asset value per share/100%-4.50% maximum sales charge)	$6.40
The accompanying notes are an integral part of these financial statements.
Pioneer Floating Rate Fund | Annual Report | 10/31/2431

Statement of Operations FOR THE YEAR ENDED 10/31/24
INVESTMENT INCOME:
Interest from unaffiliated issuers	$27,666,886
Dividends from unaffiliated issuers	1,710,991
Total Investment Income		$29,377,877
EXPENSES:
Management fees	$1,862,452
Administrative expenses	93,520
Transfer agent fees
Class A	92,023
Class C	5,188
Class Y	249,755
Distribution fees
Class A	172,147
Class C	92,645
Shareholder communications expense	23,410
Custodian fees	23,618
Registration fees	105,931
Professional fees	74,324
Printing expense	18,115
Officers’ and Trustees’ fees	12,831
Insurance expense	5,455
Miscellaneous	134,262
Total expenses		$2,965,676
Less fees waived and expenses reimbursed by the Adviser		(331,250)
Net expenses		$2,634,426
Net investment income		$26,743,451
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments in unaffiliated issuers	$(7,944,213)
Forward foreign currency exchange contracts	25,990
Other assets and liabilities denominated in foreign currencies	498	$(7,917,725)
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	$14,182,424
Forward foreign currency exchange contracts	47,472
Unfunded loan commitments	1,544	$14,231,440
Net realized and unrealized gain (loss) on investments		$6,313,715
Net increase in net assets resulting from operations		$33,057,166
The accompanying notes are an integral part of these financial statements.
32Pioneer Floating Rate Fund | Annual Report | 10/31/24

Statements of Changes in Net Assets
	Year Ended 10/31/24	Year Ended 10/31/23
FROM OPERATIONS:
Net investment income (loss)	$26,743,451	$29,164,793
Net realized gain (loss) on investments	(7,917,725)	(16,276,911)
Change in net unrealized appreciation (depreciation) on investments	14,231,440	18,556,566
Net increase in net assets resulting from operations	$33,057,166	$31,444,448
DISTRIBUTIONS TO SHAREHOLDERS:
Class A ($0.54 and $0.55 per share, respectively)	$(6,109,280)	$(7,025,004)
Class C ($0.50 and $0.51 per share, respectively)	(749,128)	(900,924)
Class Y ($0.56 and $0.57 per share, respectively)	(20,979,715)	(22,694,103)
Total distributions to shareholders	$(27,838,123)	$(30,620,031)
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sales of shares	$183,107,656	$97,900,133
Reinvestment of distributions	22,843,014	25,091,991
Cost of shares repurchased	(153,745,403)	(237,631,911)
Net increase (decrease) in net assets resulting from Fund share transactions	$52,205,267	$(114,639,787)
Net increase (decrease) in net assets	$57,424,310	$(113,815,370)
NET ASSETS:
Beginning of year	$284,960,002	$398,775,372
End of year	$342,384,312	$284,960,002
The accompanying notes are an integral part of these financial statements.
Pioneer Floating Rate Fund | Annual Report | 10/31/2433

Statements of Changes in Net Assets
(continued)
	Year Ended 10/31/24 Shares	Year Ended 10/31/24 Amount	Year Ended 10/31/23 Shares	Year Ended 10/31/23 Amount
Class A
Shares sold	2,784,053	$16,896,272	2,153,591	$12,999,380
Reinvestment of distributions	954,848	5,807,518	1,111,565	6,694,359
Less shares repurchased	(4,151,823)	(25,186,179)	(5,560,781)	(33,505,331)
Net decrease	(412,922)	$(2,482,389)	(2,295,625)	$(13,811,592)
Class C
Shares sold	524,932	$3,223,500	395,387	$2,411,774
Reinvestment of distributions	118,622	727,420	140,021	850,161
Less shares repurchased	(705,392)	(4,323,983)	(1,048,011)	(6,380,193)
Net decrease	(61,838)	$(373,063)	(512,603)	$(3,118,258)
Class Y
Shares sold	26,508,615	$162,987,884	13,538,168	$82,488,979
Reinvestment of distributions	2,654,186	16,308,076	2,886,729	17,547,471
Less shares repurchased	(20,225,145)	(124,235,241)	(32,495,364)	(197,746,387)
Net increase (decrease)	8,937,656	$55,060,719	(16,070,467)	$(97,709,937)
The accompanying notes are an integral part of these financial statements.
34Pioneer Floating Rate Fund | Annual Report | 10/31/24

Financial Highlights
	Year Ended 10/31/24	Year Ended 10/31/23	Year Ended 10/31/22	Year Ended 10/31/21	Year Ended 10/31/20
Class A
Net asset value, beginning of period	$6.00	$6.00	$6.51	$6.28	$6.57
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$0.51	$0.53	$0.26	$0.19	$0.21
Net realized and unrealized gain (loss) on investments	0.14	0.02	(0.54)	0.26	(0.26)
Net increase (decrease) from investment operations	$0.65	$0.55	$(0.28)	$0.45	$(0.05)
Distributions to shareholders:
Net investment income	$(0.54)	$(0.55)	$(0.23)	$(0.22)	$(0.24)
Total distributions	$(0.54)	$(0.55)	$(0.23)	$(0.22)	$(0.24)
Net increase (decrease) in net asset value	$0.11	$—	$(0.51)	$0.23	$(0.29)
Net asset value, end of period	$6.11	$6.00	$6.00	$6.51	$6.28
Total return (b)	11.25%	9.50%	(4.32)%	7.25%	(0.71)%
Ratio of net expenses to average net assets	1.05%	1.05%	1.05%	1.05%	1.12%
Ratio of net investment income (loss) to average net assets	8.44%	8.72%	4.20%	2.89%	3.31%
Portfolio turnover rate	64%	28%	45%	41%	45%
Net assets, end of period (in thousands)	$69,110	$70,371	$84,071	$84,417	$69,248
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	1.15%	1.30%	1.22%	1.26%	1.17%
Net investment income (loss) to average net assets	8.34%	8.47%	4.03%	2.68%	3.26%
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
The accompanying notes are an integral part of these financial statements.
Pioneer Floating Rate Fund | Annual Report | 10/31/2435

Financial Highlights  (continued)
	Year Ended 10/31/24	Year Ended 10/31/23	Year Ended 10/31/22	Year Ended 10/31/21	Year Ended 10/31/20
Class C
Net asset value, beginning of period	$6.05	$6.05	$6.57	$6.34	$6.57
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$0.47	$0.48	$0.22	$0.14	$0.17
Net realized and unrealized gain (loss) on investments	0.14	0.03	(0.55)	0.26	(0.21)
Net increase (decrease) from investment operations	$0.61	$0.51	$(0.33)	$0.40	$(0.04)
Distributions to shareholders:
Net investment income	$(0.50)	$(0.51)	$(0.19)	$(0.17)	$(0.19)
Total distributions	$(0.50)	$(0.51)	$(0.19)	$(0.17)	$(0.19)
Net increase (decrease) in net asset value	$0.11	$—	$(0.52)	$0.23	$(0.23)
Net asset value, end of period	$6.16	$6.05	$6.05	$6.57	$6.34
Total return (b)	10.36%	8.66%	(5.11)%	6.39%	(0.54)%
Ratio of net expenses to average net assets	1.82%	1.83%	1.79%	1.85%	1.80%
Ratio of net investment income (loss) to average net assets	7.67%	7.92%	3.42%	2.12%	2.63%
Portfolio turnover rate	64%	28%	45%	41%	45%
Net assets, end of period (in thousands)	$9,219	$9,429	$12,520	$14,538	$21,352
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	1.82%	1.88%	1.79%	1.86%	1.84%
Net investment income (loss) to average net assets	7.67%	7.87%	3.42%	2.11%	2.59%
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
The accompanying notes are an integral part of these financial statements.
36Pioneer Floating Rate Fund | Annual Report | 10/31/24

	Year Ended 10/31/24	Year Ended 10/31/23	Year Ended 10/31/22	Year Ended 10/31/21	Year Ended 10/31/20
Class Y
Net asset value, beginning of period	$6.06	$6.05	$6.58	$6.34	$6.59
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$0.53	$0.55	$0.28	$0.21	$0.24
Net realized and unrealized gain (loss) on investments	0.14	0.03	(0.55)	0.27	(0.22)
Net increase (decrease) from investment operations	$0.67	$0.58	$(0.27)	$0.48	$0.02
Distributions to shareholders:
Net investment income	$(0.56)	$(0.57)	$(0.26)	$(0.24)	$(0.27)
Total distributions	$(0.56)	$(0.57)	$(0.26)	$(0.24)	$(0.27)
Net increase (decrease) in net asset value	$0.11	$0.01	$(0.53)	$0.24	$(0.25)
Net asset value, end of period	$6.17	$6.06	$6.05	$6.58	$6.34
Total return (b)	11.55%	10.00%	(4.25)%	7.70%	0.31%
Ratio of net expenses to average net assets	0.75%	0.75%	0.75%	0.75%	0.71%
Ratio of net investment income (loss) to average net assets	8.70%	8.99%	4.39%	3.16%	3.71%
Portfolio turnover rate	64%	28%	45%	41%	45%
Net assets, end of period (in thousands)	$264,055	$205,160	$302,184	$366,465	$205,324
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	0.86%	0.90%	0.82%	0.81%	0.86%
Net investment income (loss) to average net assets	8.59%	8.84%	4.32%	3.10%	3.56%
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
The accompanying notes are an integral part of these financial statements.
Pioneer Floating Rate Fund | Annual Report | 10/31/2437

Notes to Financial Statements  |  10/31/24
1. Organization and Signiﬁcant Accounting Policies
Pioneer Floating Rate Fund (the “Fund”) is one of the portfolios comprising Pioneer Series Trust VI (“the Trust”), a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act") as a diversified, open-end management investment company. The investment objective of the Fund is to produce a high level of current income.
The Fund offers three classes of shares designated as Class A, Class C and Class Y shares. Class K shares did not have assets or shareholders as of October 31, 2024. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses, such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Trust gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder’s voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares.
Amundi Asset Management US, Inc., an indirect, wholly owned subsidiary of Amundi and Amundi’s wholly owned subsidiary, Amundi USA, Inc., serves as the Fund’s investment adviser (the “Adviser”). Amundi Distributor US, Inc., an affiliate of Amundi Asset Management US, Inc., serves as the Fund’s distributor (the “Distributor”).
The Fund is required to comply with Rule 18f-4 under the 1940 Act, which governs the use of derivatives by registered investment companies. Rule 18f-4 permits funds to enter into derivatives transactions (as defined in Rule 18f-4) and certain other transactions notwithstanding the restrictions on the issuance of “senior securities” under Section 18 of the 1940 Act. Rule 18f-4 requires a fund to establish and maintain a comprehensive derivatives risk management program, appoint a derivatives risk manager and comply with a relative or absolute limit on fund leverage
38Pioneer Floating Rate Fund | Annual Report | 10/31/24

risk calculated based on value-at-risk (“VaR”), unless the Fund uses derivatives in only a limited manner (a "limited derivatives user"). The Fund is currently a limited derivatives user for purposes of Rule 18f-4.
The Fund is an investment company and follows investment company accounting and reporting guidance under U.S. Generally Accepted Accounting Principles (“U.S. GAAP”). U.S. GAAP requires the management of the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the ﬁnancial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.
The following is a summary of signiﬁcant accounting policies followed by the Fund in the preparation of its ﬁnancial statements:
A.	Security Valuation
The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange (“NYSE”) is open, as of the close of regular trading on the NYSE.
Loan interests are valued at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation, an independent third party pricing service. If price information is not available from Loan Pricing Corporation, or if the price information is deemed to be unreliable, price information will be obtained from an alternative loan interest pricing service. If no reliable price quotes are available from either the primary or alternative pricing service, broker quotes will be solicited.
Fixed income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service. When independent third party pricing services are unable to supply prices, or when prices or market quotations are considered to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers.
Pioneer Floating Rate Fund | Annual Report | 10/31/2439

Event-linked bonds are valued at the bid price obtained from an independent third party pricing service. Other insurance-linked securities (including reinsurance sidecars, collateralized reinsurance and industry loss warranties) may be valued at the bid price obtained from an independent pricing service, or through a third party using a pricing matrix, insurance valuation models, or other fair value methods or techniques to provide an estimated value of the instrument.
Swap contracts, including interest rate swaps, caps and floors (other than centrally cleared swap contracts), are valued at the dealer quotations obtained from reputable International Swap Dealers Association members. Centrally cleared swaps are valued at the daily settlement price provided by the central clearing counterparty.
Shares of open-end registered investment companies (including money market mutual funds) are valued at such funds’ net asset value. Shares of funds that are listed on an exchange, including exchange-listed closed-end funds and exchange-traded funds (ETFs), are valued by using the last sale price on the principal exchange where they are traded.
Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.
The value of foreign securities is translated into U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing source. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund’s shares are determined as of such times. The Adviser may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.
Securities or loan interests for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser. The Adviser is designated as the valuation designee for the Fund pursuant to Rule 2a-5 under the 1940 Act. The
40Pioneer Floating Rate Fund | Annual Report | 10/31/24

Adviser’s fair valuation team is responsible for monitoring developments that may impact fair valued securities.
Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Adviser may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund’s net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund’s securities may differ significantly from exchange prices, and such differences could be material.
B.	Investment Income and Transactions
Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence.
Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.
Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.
Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on purchase prices of debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income.
Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.
Pioneer Floating Rate Fund | Annual Report | 10/31/2441

C.	Foreign Currency Translation
The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.
Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency exchange contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statement of Operations from the effects of changes in the market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.
D.	Federal Income Taxes
It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareholders. Therefore, no provision for federal income taxes is required. As of October 31, 2024, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.
The amount and character of income and capital gain distributions to shareholders are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.
A portion of the dividend income recorded by the Fund is from distributions by publicly traded real estate investment trusts (“REITs”), and such distributions for tax purposes may also consist of capital gains and return of capital. The actual return of capital and capital gains portions of such distributions will be determined by formal notifications from the REITs subsequent to the calendar year-end. Distributions received from the REITs that are determined to be a return of capital are recorded by the Fund as a reduction of the cost basis of the securities
42Pioneer Floating Rate Fund | Annual Report | 10/31/24

held and those determined to be capital gain are reflected as such on the Statement of Operations.
At October 31, 2024, the Fund reclassified $735 to increase distributable earnings and $735 to decrease paid-in capital to reflect permanent book/tax differences. These adjustments have no impact on net assets or the results of operations.
At October 31, 2024, the Fund was permitted to carry forward indefinitely $14,687,043 of short-term losses and $76,393,870 of long-term losses.
The tax character of distributions paid during the years ended October 31, 2024 and October 31, 2023, was as follows:
	2024	2023
Distributions paid from:
Ordinary income	$27,838,123	$30,620,031
Total	$27,838,123	$30,620,031
The following shows the components of distributable earnings (losses) on a federal income tax basis at October 31, 2024:
2024
Distributable earnings/(losses):
Undistributed ordinary income	$1,338,348
Capital loss carryforward	(91,080,913)
Other book/tax temporary differences	(364,683)
Net unrealized depreciation	(4,466,693)
Total	$(94,573,941)
The difference between book-basis and tax-basis net unrealized depreciation is attributable to the tax deferral of losses on wash sales, adjustments relating to event linked bonds, basis adjustments on defaulted securities, mark-to-market of foreign currency contracts, and the tax treatment of premium and amortization.
E.	Fund Shares
The Fund records sales and repurchases of its shares as of trade date. The Distributor earned $6,937 in underwriting commissions on the sale of Class A shares during the year ended October 31, 2024.
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F.	Class Allocations
Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.
Distribution fees are calculated based on the average daily net asset value attributable to Class A and Class C shares of the Fund, respectively (see Note 5). Class Y shares do not pay distribution fees. All expenses and fees paid to the Fund’s transfer agent for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 4).
The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends.
Distributions to shareholders are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C and Class Y shares can reflect different transfer agent and distribution expense rates.
G.	Risks
The value of securities held by the Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, recessions, the spread of infectious illness or other public health issues, inflation, changes in interest rates, armed conflict such as between Russia and Ukraine or in the Middle East, sanctions against Russia, other nations or individuals or companies and possible countermeasures, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread. Inflation and interest rates may increase. These circumstances could adversely affect the value and liquidity of the Fund’s investments and negatively impact the Fund’s performance.
Some sectors of the economy and individual issuers have experienced or may experience particularly large losses. Periods of extreme volatility in the financial markets, reduced liquidity of many instruments, increased
44Pioneer Floating Rate Fund | Annual Report | 10/31/24

government debt, inflation, and disruptions to supply chains, consumer demand and employee availability, may continue for some time. Following Russia’s invasion of Ukraine, Russian securities lost all, or nearly all, their market value. Other securities or markets could be similarly affected by past or future political, geopolitical or other events or conditions.
Governments and central banks, including the U.S. Federal Reserve, have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The consequences of high public debt, including its future impact on the economy and securities markets, may not be known for some time.
The U.S. and other countries are periodically involved in disputes over trade and other matters, which may result in tariffs, investment restrictions and adverse impacts on affected companies and securities. For example, the U.S. has imposed tariffs and other trade barriers on Chinese exports, has restricted sales of certain categories of goods to China, and has established barriers to investments in China. Trade disputes may adversely affect the economies of the U.S. and its trading partners, as well as companies directly or indirectly affected and financial markets generally. If the political climate between the U.S. and China does not improve or continues to deteriorate, if China were to attempt unification of Taiwan by force, or if other geopolitical conflicts develop or get worse, economies, markets and individual securities may be severely affected both regionally and globally, and the value of the Fund’s assets may go down.
At times, the Fund’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.
The Fund’s investments in foreign markets and countries with limited developing markets may subject the Fund to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions, military conflicts and sanctions, terrorism, sustained economic downturns, financial instability, less liquid trading markets, extreme price volatility, currency risks, reduction of government or central bank support, inadequate accounting standards, tariffs, tax disputes or other tax burdens, nationalization or expropriation of assets and the imposition of adverse governmental laws, arbitrary application of laws and regulations or lack of rule of law and investment and repatriation restrictions. Lack of information and
Pioneer Floating Rate Fund | Annual Report | 10/31/2445

less market regulation also may affect the value of these securities. Withholding and other non-U.S. taxes may decrease the Fund’s return. Non-U.S. issuers may be located in parts of the world that have historically been prone to natural disasters. Investing in depositary receipts is subject to many of the same risks as investing directly in non-U.S. issuers. Depositary receipts may involve higher expenses and may trade at a discount (or premium) to the underlying security.
Russia launched a large-scale invasion of Ukraine on February 24, 2022. In response to the military action by Russia, various countries, including the U.S., the United Kingdom, and European Union issued broad-ranging economic sanctions against Russia and Belarus and certain companies and individuals. Since then, Russian securities lost all, or nearly all, their market value, and many other issuers, securities and markets have been adversely affected. The United States and other countries may impose sanctions on other countries, companies and individuals in light of Russia’s military invasion. The extent and duration of the military action or future escalation of such hostilities, the extent and impact of existing and future sanctions, market disruptions and volatility, and the result of any diplomatic negotiations cannot be predicted. These and any related events could have a significant impact on the value and liquidity of certain Fund investments, on Fund performance and the value of an investment in the Fund, particularly with respect to securities and commodities, such as oil, natural gas and food commodities, as well as other sectors with exposure to Russian issuers or issuers in other countries affected by the invasion, and are likely to have collateral impacts on market sectors globally.
The Fund invests primarily in floating rate loans and other floating rate investments. Floating rate loans typically are rated below investment grade. Debt securities rated below-investment-grade are commonly referred to as “junk bonds” and are considered speculative with respect to the issuer’s capacity to pay interest and repay principal. Below investment grade securities, including floating rate loans, involve greater risk of loss, are subject to greater price volatility, and may be less liquid and more difficult to value, especially during periods of economic uncertainty or change, than higher rated debt securities.
Certain securities in which the Fund invests, including floating rate loans, once sold, may not settle for an extended period (for example, several weeks or even longer). The Fund will not receive its sale proceeds until that time, which may constrain the Fund’s ability to meet its obligations. The Fund may invest in securities of issuers that are in default or that are in bankruptcy. The value of collateral, if any, securing a floating rate loan can decline or may be insufficient to meet
46Pioneer Floating Rate Fund | Annual Report | 10/31/24

the issuer’s obligations or may be difficult to liquidate. No active trading market may exist for many floating rate loans, and many loans are subject to restrictions on resale. Any secondary market may be subject to irregular trading activity and extended settlement periods. There is less readily available, reliable information about most floating rate loans than is the case for many other types of securities. Normally, the Adviser will seek to avoid receiving material, nonpublic information about the issuer of a loan either held by, or considered for investment by, the Fund, and this decision could adversely affect the Fund’s investment performance. Loans may not be considered “securities,” and purchasers, such as the Fund, therefore may not be entitled to rely on the anti-fraud protections afforded by federal securities laws. The Fund’s investments in certain foreign markets or countries with limited developing markets may subject the Fund to a greater degree of risk than in a developed market. These risks include disruptive political or economic conditions and the possible imposition of adverse governmental laws or currency exchange restrictions.
The Fund’s investments, payment obligations and financing terms may be based on floating rates, such as LIBOR (London Interbank Offered Rate) or SOFR (Secured Overnight Financing Rate). ICE Benchmark Administration, the administrator of LIBOR, has ceased publication of most LIBOR settings on a representative basis. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. In the U.S., a common benchmark replacement is based on the SOFR published by the Federal Reserve Bank of New York, including certain spread adjustments and benchmark replacement conforming changes, although other benchmark replacements (without or without spread adjustments) may be used in certain transactions. The impact of the transition from LIBOR on the Fund’s transactions and financial markets generally cannot yet be determined. The transition away from LIBOR may lead to increased volatility and illiquidity in markets for instruments that have relied on LIBOR and may adversely affect the Fund’s performance.
The market prices of the Fund’s fixed income securities may fluctuate significantly when interest rates change. The value of your investment will generally go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. For example, if interest rates increase by 1%, the value of a Fund’s portfolio with a portfolio duration of ten years would be expected to decrease by 10%, all other things being equal. A general rise in interest rates could adversely affect the price and liquidity of fixed income securities. The maturity of a security may be significantly longer than
Pioneer Floating Rate Fund | Annual Report | 10/31/2447

its effective duration. A security’s maturity and other features may be more relevant than its effective duration in determining the security’s sensitivity to other factors affecting the issuer or markets generally, such as changes in credit quality or in the yield premium that the market may establish for certain types of securities (sometimes called “credit spread”). In general, the longer its maturity the more a security may be susceptible to these factors. When the credit spread for a fixed income security goes up, or “widens”, the value of the security will generally go down.
If an issuer or guarantor of a security held by the Fund or a counterparty to a financial contract with the Fund defaults on its obligation to pay principal and/or interest, has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines, the value of your investment will typically decline. Changes in actual or perceived creditworthiness may occur quickly. The Fund could be delayed or hindered in its enforcement of rights against an issuer, guarantor or counterparty.
With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security and related risks. While the Fund’s Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by service providers to the Fund such as the Fund’s custodian and accounting agent, and the Fund’s transfer agent. In addition, many beneficial owners of Fund shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the Fund nor the Adviser exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at the Adviser or the Fund’s service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its net asset value, impediments to trading, the inability of Fund shareholders to effect share purchases, redemptions or exchanges or receive distributions, loss of or unauthorized access to private shareholder information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may
48Pioneer Floating Rate Fund | Annual Report | 10/31/24

involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.
The Fund’s prospectus contains unaudited information regarding the Fund’s principal risks. Please refer to that document when considering the Fund’s principal risks.
H.	Restricted Securities
Restricted Securities are subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933. Private placement securities are generally considered to be restricted except for those securities traded between qualiﬁed institutional investors under the provisions of Rule 144A of the Securities Act of 1933.
Disposal of restricted investments may involve negotiations and expenses, and prompt sale at an acceptable price may be difﬁcult to achieve. Restricted investments held by the Fund at October 31, 2024 are listed in the Schedule of Investments.
I.	Insurance-Linked Securities (“ILS”)
The Fund invests in ILS. The Fund could lose a portion or all of the principal it has invested in an ILS, and the right to additional interest or dividend payments with respect to the security, upon the occurrence of one or more trigger events, as deﬁned within the terms of an insurance-linked security. Trigger events, generally, are hurricanes, earthquakes, or other natural events of a speciﬁc size or magnitude that occur in a designated geographic region during a speciﬁed time period, and/or that involve losses or other metrics that exceed a speciﬁc amount. There is no way to accurately predict whether a trigger event will occur, and accordingly, ILS carry signiﬁcant risk. The Fund is entitled to receive principal, and interest and/or dividend payments so long as no trigger event occurs of the description and magnitude speciﬁed by the instrument. In addition to the speciﬁed trigger events, ILS may expose the Fund to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.
The Fund’s investments in ILS may include event-linked bonds. ILS also may include special purpose vehicles (“SPVs”) or similar instruments structured to comprise a portion of a reinsurer’s catastrophe-oriented business, known as quota share instruments (sometimes referred to as reinsurance sidecars), or to provide reinsurance relating to speciﬁc risks to insurance or reinsurance companies through a collateralized
Pioneer Floating Rate Fund | Annual Report | 10/31/2449

instrument, known as collateralized reinsurance. Structured reinsurance investments also may include industry loss warranties (“ILWs”). A traditional ILW takes the form of a bilateral reinsurance contract, but there are also products that take the form of derivatives, collateralized structures, or exchange-traded instruments.
Where the ILS are based on the performance of underlying reinsurance contracts, the Fund has limited transparency into the individual underlying contracts, and therefore must rely upon the risk assessment and sound underwriting practices of the issuer. Accordingly, it may be more difficult for the Adviser to fully evaluate the underlying risk profile of the Fund’s structured reinsurance investments, and therefore the Fund’s assets are placed at greater risk of loss than if the Adviser had more complete information. Structured reinsurance instruments generally will be considered illiquid securities by the Fund. These securities may be difficult to purchase, sell or unwind. Illiquid securities also may be difficult to value. If the Fund is forced to sell an illiquid asset, the Fund may be forced to sell at a loss.
J.	Forward Foreign Currency Exchange Contracts
The Fund may enter into forward foreign currency exchange contracts (“contracts”) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked-to-market daily at the applicable exchange rates, and any resulting unrealized appreciation or depreciation is recorded in the Fund’s financial statements. The Fund records realized gains and losses at the time a contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 8).
During the year ended October 31, 2024, the Fund had entered into various forward foreign currency exchange contracts that obligated the Fund to deliver or take delivery of currencies at specified future maturity dates. Alternatively, prior to the settlement date of a forward foreign currency exchange contract, the Fund may close out such contract by entering into an offsetting contract.
The average market value of forward foreign currency exchange contracts open during the year ended October 31, 2024 was $174,733 and $667,091 for buys and sells, respectively. Open forward foreign currency exchange contracts outstanding at October 31, 2024 are listed in the Schedule of Investments.
50Pioneer Floating Rate Fund | Annual Report | 10/31/24

2. Management Agreement
The Adviser manages the Fund’s portfolio. Management fees payable under the Fund’s Investment Management Agreement with the Adviser are calculated daily and paid monthly at the annual rate of 0.60% of the Fund’s average daily net assets up to $500 million, 0.55% of the next $1.5 billion of the Fund’s average daily net assets, and 0.50% of the Fund’s average daily net assets over $2 billion. For the year ended October 31, 2024, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.60% of the Fund’s average daily net assets.
The Adviser has contractually agreed to limit ordinary operating expenses (ordinary operating expenses means all fund expenses other than taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, such as litigation) to the extent required to reduce fund expenses to 1.05% and 0.75% of the average daily net assets attributable to Class A and Class Y shares, respectively. These expense limitations are in effect through March 1, 2025. There can be no assurance that the Adviser will extend the expense limitation agreement for a class of shares beyond the date referred to above. Fees waived and expenses reimbursed during the year ended October 31, 2024 are reflected on the Statement of Operations.
In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Reflected on the Statement of Assets and Liabilities is $17,043 in management fees payable to the Adviser at October 31, 2024.
3. Compensation of Officers and Trustees
The Fund pays an annual fee to its Trustees. The Adviser reimburses the Fund for fees paid to the Interested Trustees. Except for the chief compliance officer, the Fund does not pay any salary or other compensation to its officers. The Fund pays a portion of the chief compliance officer’s compensation for his services as the Fund’s chief compliance officer. Amundi US pays the remaining portion of the chief compliance officer’s compensation. For the year ended October 31, 2024, the Fund paid $12,831 in Officers’ and Trustees’ compensation, which is reflected on the Statement of Operations as Officers’ and Trustees’ fees. At October 31, 2024, on its Statement of Assets and Liabilities, the Fund had a payable for Trustees’ fees of $1,429 and a payable for administrative expenses of $10,227, which includes the payable for Officers’ compensation.
Pioneer Floating Rate Fund | Annual Report | 10/31/2451

4. Transfer Agent
BNY Mellon Investment Servicing (US) Inc. serves as the transfer agent to the Fund at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Fund’s omnibus relationship contracts.
In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareholder communications activities such as proxy and statement mailings, and outgoing phone calls. For the year ended October 31, 2024, such out-of-pocket expenses by class of shares were as follows:
Shareholder Communications:
Class A	$7,338
Class C	1,377
Class Y	14,695
Total	$23,410
5. Distribution Plan
The Fund has adopted a distribution plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act with respect to its Class A and Class C shares. Pursuant to the Plan, the Fund pays the Distributor 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays the Distributor 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Reflected on the Statement of Assets and Liabilities is $2,145 in distribution fees payable to the Distributor at October 31, 2024.
In addition, redemptions of Class A and Class C shares may be subject to a contingent deferred sales charge (“CDSC”). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class Y shares. Proceeds from the CDSCs are paid to the Distributor. For the year ended October 31, 2024, CDSCs in the amount of $16,643 were paid to the Distributor.
52Pioneer Floating Rate Fund | Annual Report | 10/31/24

6. Line of Credit Facility
The Fund, along with certain other funds in the Pioneer Family of Funds, participates in a committed, unsecured revolving line of credit (“credit facility”). Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the credit facility or the limits set for borrowing by the Fund’s prospectus and the 1940 Act. Until January 31, 2024, the Fund participated in a credit facility in the amount of $380 million. Under such credit facility, depending on the type of loan, interest on borrowings was payable at the Secured Overnight Financing Rate (“SOFR”) plus a credit spread. The Fund also paid both an upfront fee and an annual commitment fee to participate in the credit facility. The upfront fee in the amount of 0.15% of the total credit facility and the commitment fee in the amount of 0.30% of the daily unused portion of each lender’s commitment were allocated among participating funds based on an allocation schedule set forth in the credit facility. Effective January 31, 2024, the Fund participates in a credit facility in the amount of $250 million. The upfront fee with respect to the credit facility is 0.05% of the total credit facility, and the commitment fee with respect to the credit facility is 0.20% of the daily unused portion of each lender’s commitment. For the year ended October 31, 2024, the Fund had no borrowings under the credit facility.
7. Master Netting Agreements
The Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with substantially all of its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs the trading of certain Over the Counter (“OTC”) derivatives and typically contains, among other things, close-out and set- off provisions which apply upon the occurrence of an event of default and/or a termination event as deﬁned under the relevant ISDA Master Agreement. The ISDA Master Agreement may also give a party the right to terminate all transactions traded under such agreement if, among other things, there is deterioration in the credit quality of the other party.
Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close-out all transactions under such agreement and to net amounts owed under each transaction to determine one net amount payable by one party to the other. The right to close out and net payments across all transactions under the ISDA Master Agreement could result in a reduction of the Fund’s credit risk to its counterparty equal to any amounts payable by the Fund under the applicable transactions, if any. However, the Fund’s right to set-off may be
Pioneer Floating Rate Fund | Annual Report | 10/31/2453

restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which each speciﬁc ISDA Master Agreement of each counterparty is subject.
The collateral requirements for derivatives transactions under an ISDA Master Agreement are governed by a credit support annex to the ISDA Master Agreement. Collateral requirements are generally determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to threshold (a “minimum transfer amount”) before a transfer is required, which may vary by counterparty. Collateral pledged for the beneﬁt of the Fund and/or counterparty is held in segregated accounts by the Fund’s custodian and cannot be sold, re- pledged, assigned or otherwise used while pledged. Cash that has been segregated to cover the Fund’s collateral obligations, if any, will be reported separately on the Statement of Assets and Liabilities as “Swaps collateral”. Securities pledged by the Fund as collateral, if any, are identiﬁed as such in the Schedule of Investments.
Financial instruments subject to an enforceable master netting agreement, such as an ISDA Master Agreement, have been offset on the Statement of Assets and Liabilities. The following chart shows gross assets of the Fund as of October 31, 2024.
Counterparty	Derivative Assets Subject to Master Netting Agreement	Derivatives Available for Offset	Non-Cash Collateral Received (a)	Cash Collateral Received (a)	Net Amount of Derivative Assets (b)
HSBC Bank USA NA	$53,903	$—	$—	$—	$53,903
Total	$53,903	$—	$—	$—	$53,903
(a) The amount presented here may be less than the total amount of collateral received/pledged as the net amount of derivative assets and liabilities cannot be less than $0.
(b) Represents the net amount due from the counterparty in the event of default.
8. Additional Disclosures about Derivative Instruments and Hedging Activities
The Fund’s use of derivatives may enhance or mitigate the Fund’s exposure to the following risks:
Interest rate risk relates to the ﬂuctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.
54Pioneer Floating Rate Fund | Annual Report | 10/31/24

Credit risk relates to the ability of the issuer of a ﬁnancial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.
Foreign exchange rate risk relates to ﬂuctuations in the value of an asset or liability due to changes in currency exchange rates.
Equity risk relates to the ﬂuctuations in the value of ﬁnancial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange rate risk), whether caused by factors speciﬁc to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.
Commodity risk relates to the risk that the value of a commodity or commodity index will ﬂuctuate based on increases or decreases in the commodities market and factors speciﬁc to a particular industry or commodity.
The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at October 31, 2024, was as follows:
Statement of Assets and Liabilities	Interest Rate Risk	Credit Risk	Foreign Exchange Rate Risk	Equity Risk	Commodity Risk
Assets
Unrealized appreciation on forward foreign currency exchange contracts	$—	$—	$53,903	$—	$—
Total Value	$—	$—	$53,903	$—	$—
The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure at October 31, 2024, was as follows:
Statement of Operations	Interest Rate Risk	Credit Risk	Foreign Exchange Rate Risk	Equity Risk	Commodity Risk
Net Realized Gain (Loss) on
Forward foreign currency exchange contracts	$—	$—	$25,990	$—	$—
Total Value	$—	$—	$25,990	$—	$—
Change in Net Unrealized Appreciation (Depreciation) on
Forward foreign currency exchange contracts	$—	$—	$47,472	$—	$—
Total Value	$—	$—	$47,472	$—	$—
Pioneer Floating Rate Fund | Annual Report | 10/31/2455

9. Unfunded Loan Commitments
The Fund may enter into unfunded loan commitments. Unfunded loan commitments may be partially or wholly unfunded. During the contractual period, the Fund is obliged to provide funding to the borrower upon demand. A fee is earned by the Fund on the unfunded loan commitment and is recorded as interest income on the Statement of Operations. Unfunded loan commitments are fair valued in accordance with the valuation policy described in Note 1A and unrealized appreciation or depreciation, if any, is recorded on the Statement of Assets and Liabilities.
As of October 31, 2024, the Fund had the following unfunded loan commitments outstanding:
Loan	Principal	Cost	Value	Unrealized Appreciation (Depreciation)
ArchKey Holdings Inc., Delayed Term Loan	$136,655	$135,972	$136,676	$704
Hanger, Inc., Delayed Draw Term Loan	127,874	127,234	128,074	840
Total Value	$264,529	$263,206	$264,750	$1,544
10. Definitive Agreement
The Fund’s Adviser is currently an indirect, wholly owned subsidiary of Amundi. On July 9, 2024, Amundi announced that it had entered into a definitive agreement with Victory Capital Holdings, Inc. (“Victory Capital”) to combine the Adviser with Victory Capital, and for Amundi to become a strategic shareholder of Victory Capital (the “Transaction”). Victory Capital is headquartered in San Antonio, Texas. The closing of the Transaction is subject to certain regulatory approvals and other conditions. There is no assurance that the Transaction will close.
The closing of the Transaction would cause the Fund’s current investment advisory agreement with the Adviser to terminate. Under the terms of the Transaction, the Fund’s Board of Trustees will be asked to approve a reorganization of the Fund into a corresponding, newly established Victory Fund advised by Victory Capital Management Inc., an affiliate of Victory Capital. The proposed reorganization of the Fund would be sought in connection with the closing of the Transaction. If approved by the Board, the proposal to reorganize the Fund will be submitted to the shareholders of the Fund for their approval. There is no assurance that the Board or the shareholders of the Fund will approve the proposal to reorganize the Fund.
56Pioneer Floating Rate Fund | Annual Report | 10/31/24

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Pioneer Series Trust VI and the Shareholders of Pioneer Floating Rate Fund:

Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Pioneer Floating Rate Fund (the “Fund”) (one of the funds constituting Pioneer Series Trust VI), including the schedule of investments, as of October 31, 2024, the related statements of operations, changes in net assets, and the financial highlights for the year then ended and the related notes. The statement of changes in net assets for the year ended October 31, 2023 and the financial highlights for the years ended October 31, 2023, 2022, 2021, and 2020 were audited by other auditors. Those auditors expressed an unqualified opinion on those financial statements and financial highlights in their report dated December 22, 2023. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2024 and the results of its operations, the changes in its net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the
Pioneer Floating Rate Fund | Annual Report | 10/31/2457

effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2024, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 20, 2024
We have served as the auditor of one or more of the Pioneer investment companies since 2024.
58Pioneer Floating Rate Fund | Annual Report | 10/31/24

Additional Information (unaudited)
For the year ended October 31, 2024, certain dividends paid by the Fund may be subject to a maximum tax rate of 20%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act (the Act) of 2003. The Fund intends to designate up to the maximum amount of such dividends allowable under the Act, as taxed at a maximum rate of 20%. Complete information will be computed and reported in conjunction with your 2024 Form 1099-DIV.
Qualified interest income is exempt from nonresident alien (NRA) tax withholding. The percentage of the Fund’s ordinary income distributions derived from qualified interest income was 100.00%.
Pioneer Floating Rate Fund | Annual Report | 10/31/2459

Approval of Renewal of Investment Management Agreement
Amundi Asset Management US, Inc. (“Amundi US”) serves as the investment adviser to Pioneer Floating Rate Fund (the “Fund”) pursuant to an investment management agreement between Amundi US and the Fund.  In order for Amundi US to remain the investment adviser of the Fund, the Trustees of the Fund, including a majority of the Fund’s Independent Trustees, must determine annually whether to renew the investment management agreement for the Fund.
The contract review process began in January 2024 as the Trustees of the Fund agreed on, among other things, an overall approach and timeline for the process.  Contract review materials were provided to the Trustees in March 2024, July 2024 and September 2024.  In addition, the Trustees reviewed and discussed the Fund’s performance at regularly scheduled meetings throughout the year, and took into account other information related to the Fund provided to the Trustees at regularly scheduled meetings, in connection with the review of the Fund’s investment management agreement.
In March 2024, the Trustees, among other things, discussed the memorandum provided by Fund counsel that summarized the legal standards and other considerations that are relevant to the Trustees in their deliberations regarding the renewal of the investment management agreement, and reviewed and discussed the qualifications of the investment management teams for the Fund, as well as the level of investment by the Fund’s portfolio managers in the Fund.  In July 2024, the Trustees, among other things, reviewed the Fund’s management fees and total expense ratios, the financial statements of Amundi US and its parent companies, profitability analyses provided by Amundi US, and analyses from Amundi US as to possible economies of scale.  The Trustees also reviewed the profitability of the institutional business of Amundi US as compared to that of Amundi US’s fund management business, and considered the differences between the fees and expenses of the Fund and the fees and expenses of Amundi US’s institutional accounts, as well as the different services provided by Amundi US to the Fund and to the institutional accounts.  The Trustees further considered contract review materials, including additional materials received in response to the Trustees’ request, in September 2024.
At a meeting held on September 17, 2024, based on their evaluation of the information provided by Amundi US and third parties, the Trustees of the Fund, including the Independent Trustees voting separately advised by independent counsel, unanimously approved the renewal of the investment
60Pioneer Floating Rate Fund | Annual Report | 10/31/24

management agreement for another year.  In approving the renewal of the investment management agreement, the Trustees considered various factors that they determined were relevant, including the factors described below.  The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.
Nature, Extent and Quality of Services
The Trustees considered the nature, extent and quality of the services that had been provided by Amundi US to the Fund, taking into account the investment objective and strategy of the Fund.  The Trustees also reviewed Amundi US’s investment approach for the Fund and its research process.  The Trustees considered Amundi US’ integration of environmental, social and governance (ESG) considerations into its investment research process.  The Trustees considered the resources of Amundi US and the personnel of Amundi US who provide investment management services to the Fund. They also reviewed the amount of non-Fund assets managed by the portfolio managers of the Fund.  They considered the non-investment resources and personnel of Amundi US that are involved in Amundi US’s services to the Fund, including Amundi US’s compliance, risk management, and legal resources and personnel. The Trustees considered the compliance services being provided to the Fund by Amundi US and how Amundi US has addressed any compliance issues during the past year. The Trustees noted the substantial attention and high priority given by Amundi US’s senior management to the Pioneer Fund complex, including with respect to the increasing regulation to which the Pioneer Funds are subject.
The Trustees considered that Amundi US supervises and monitors the performance of the Fund’s service providers and provides the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund’s business management and operations.  The Trustees also considered that, as administrator, Amundi US is responsible for the administration of the Fund’s business and other affairs.  The Trustees considered that the Fund reimburses Amundi US its pro rata share of Amundi US’s costs of providing administration services to the Pioneer Funds.
Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by Amundi US to the Fund were satisfactory and consistent with the terms of the investment management agreement.
Performance of the Fund
In considering the Fund’s performance, the Trustees regularly review and discuss throughout the year data prepared by Amundi US and information
Pioneer Floating Rate Fund | Annual Report | 10/31/2461

comparing the Fund’s performance with the performance of its peer group of funds, as classified by Morningstar, Inc. (Morningstar), and with the performance of the Fund’s benchmark index.  They also discuss the Fund’s performance with Amundi US on a regular basis.  The Trustees’ regular reviews and discussions were factored into the Trustees’ deliberations concerning the renewal of the investment management agreement.
Management Fee and Expenses
The Trustees considered information showing the fees and expenses of the Fund in comparison to the management fees of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party.  The peer group comparisons referred to below are organized in quintiles.  Each quintile represents one-fifth of the peer group.  In all peer group comparisons referred to below, first quintile is most favorable to the Fund’s shareowners. The Trustees noted that they separately review and consider the impact of the Fund’s transfer agency and Fund- and Amundi US-paid expenses for sub-transfer agency and intermediary arrangements, and that the results of the most recent such review were considered in the consideration of the Fund’s expense ratio.
The Trustees considered that the Fund’s management fee for the most recent fiscal year was in the third quintile relative to the management fees paid by other funds in its Morningstar category for the comparable period.  The Trustees considered that the expense ratio of the Fund’s Class Y shares for the most recent fiscal year was in the second quintile relative to its Strategic Insight peer group for the comparable period.  The Trustees noted that Amundi US had agreed to waive fees and/or reimburse expenses in order to limit the ordinary operating expenses of the Fund.
The Trustees reviewed management fees charged by Amundi US to institutional and other clients, including publicly offered European funds sponsored by Amundi US’s affiliates, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts.  The Trustees also considered Amundi US’s costs in providing services to the Fund and Amundi US’s costs in providing services to the other clients and considered the differences in management fees and profit margins for fund and non-fund services.  In evaluating the fees associated with Amundi US’s client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Fund and other client accounts.  The Trustees noted that, in some instances, the fee rates for those clients were
62Pioneer Floating Rate Fund | Annual Report | 10/31/24

lower than the management fee for the Fund and considered that, under the investment management and administration agreements with the Fund, Amundi US performs additional services for the Fund that it does not provide to those other clients or services that are broader in scope, including oversight of the Fund’s other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Fund is subject.  The Trustees also considered the entrepreneurial risks associated with Amundi US’s management of the Fund.
The Trustees concluded that the management fee payable by the Fund to Amundi US was reasonable in relation to the nature and quality of the services provided by Amundi US.
Profitability
The Trustees considered information provided by Amundi US regarding the profitability of Amundi US with respect to the advisory services provided by Amundi US to the Fund, including the methodology used by Amundi US in allocating certain of its costs to the management of the Fund.  The Trustees also considered Amundi US’s profit margin in connection with the overall operation of the Fund.  They further reviewed the financial results, including the profit margins, realized by Amundi US from non-fund businesses.  The Trustees considered Amundi US’s profit margins in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses.  The Trustees concluded that Amundi US’s profitability with respect to the management of the Fund was not unreasonable.
Economies of Scale
The Trustees considered Amundi US’s views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with the Fund and Fund shareholders.  The Trustees recognize that economies of scale are difficult to identify and quantify, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by Amundi US in research and analytical capabilities and Amundi US’s commitment and resource allocation to the Fund.  The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons including due to reductions in expenses.  The Trustees concluded that economies of scale, if any, were being appropriately shared with the Fund.
Pioneer Floating Rate Fund | Annual Report | 10/31/2463

Other Benefits
The Trustees considered the other benefits that Amundi US enjoys from its relationship with the Fund.  The Trustees considered the character and amount of fees paid or to be paid by the Fund, other than under the investment management agreement, for services provided by Amundi US and its affiliates.  The Trustees further considered the revenues and profitability of Amundi US’s businesses other than the Fund business.  To the extent applicable, the Trustees also considered the benefits to the Fund and to Amundi US and its affiliates from the use of “soft” commission dollars generated by the Fund to pay for research and brokerage services.
The Trustees considered that Amundi US is the principal U.S. asset management business of Amundi, which is one of the largest asset managers globally.  Amundi’s worldwide asset management business manages over $2.1 trillion in assets (including the Pioneer Funds).    The Trustees noted that Amundi US has access to additional research and portfolio management capabilities as a result of its relationship with Amundi and Amundi’s global presence.  The Trustees considered that Amundi US and the Fund receive reciprocal intangible benefits from the relationship, including mutual brand recognition and, for the Fund, direct and indirect access to the resources of a large global asset manager.  The Trustees concluded that any such benefits received by Amundi US as a result of its relationship with the Fund were reasonable.
Conclusion
After consideration of the factors described above as well as other factors, the Trustees, including the Independent Trustees, concluded that the investment management agreement for the Fund, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment management agreement.
64Pioneer Floating Rate Fund | Annual Report | 10/31/24

How to Contact Amundi
We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.
Call us for:

Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms
1-800-225-6292
FactFoneSM for automated fund yields, prices,
account information and transactions
1-800-225-4321
Retirement plans information	1-800-622-0176
Write to us:

Amundi
P.O. Box 534427
Pittsburgh, PA 15253-4427
Our toll-free fax	1-800-225-4240
Our internet e-mail address	us.askamundi@amundi.com (for general questions about Amundi only)
Visit our web site: www.amundi.com/us
This report must be preceded or accompanied by a prospectus.
The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s web site at https://www.sec.gov.

Amundi Asset Management US, Inc.
60 State Street
Boston, MA 02109
www.amundi.com/us
Securities offered through Amundi Distributor US, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
© 2024 Amundi Asset Management US, Inc. 21401-17-1224

Pioneer Equity Premium Income Fund
(formerly, Pioneer Flexible Opportunities Fund*)
Annual Report  |  October 31, 2024

A: PMARX	C: PRRCX	K: FLEKX	R: MUARX	Y: PMYRX
* Effective 1/1/24, Pioneer Flexible Opportunities Fund was renamed Pioneer Equity Premium Income Fund.

visit us: www.amundi.com/us

Pioneer Equity Premium Income Fund | Annual Report | 10/31/241

Schedule of Investments  |  10/31/24
Shares		Value
	UNAFFILIATED ISSUERS — 97.9%
	Common Stocks — 43.4% of Net Assets
	Banks — 7.8%
47,318	ABN AMRO Bank NV (C.V.A.) (144A)	$ 781,832
43,755	Citizens Financial Group, Inc.	1,842,961
24,424	Comerica, Inc.	1,556,053
70,620	DBS Group Holdings, Ltd.	2,067,527
56,783	First Horizon Corp.	984,049
55,747	ING Groep NV	950,453
12,927	KB Financial Group, Inc. (A.D.R.)	843,357
21,660	Regions Financial Corp.	517,024
17,852(a)+#	TCS Group Holding Plc (G.D.R.)	—
	Total Banks	$9,543,256

	Capital Markets — 4.1%
22,700	Morgan Stanley	$ 2,638,875
25,962	State Street Corp.	2,409,273
	Total Capital Markets	$5,048,148

	Chemicals — 0.9%
12,889	LyondellBasell Industries NV, Class A	$ 1,119,410
	Total Chemicals	$1,119,410

	Consumer Staples Distribution & Retail — 0.0%
23,507+#	Magnit PJSC	$ —
	Total Consumer Staples Distribution & Retail	$—

	Diversified Telecommunication Services — 1.6%
46,069	Verizon Communications, Inc.	$ 1,940,887
	Total Diversified Telecommunication Services	$1,940,887

	Electric Utilities — 3.8%
36,203	Eversource Energy	$ 2,383,968
54,170	FirstEnergy Corp.	2,265,931
	Total Electric Utilities	$4,649,899

	Financial Services — 1.1%
562,398	M&G Plc	$ 1,406,494
	Total Financial Services	$1,406,494

	Food Products — 1.8%
36,557	Conagra Brands, Inc.	$ 1,057,959
34,569	Kraft Heinz Co.	1,156,679
	Total Food Products	$2,214,638

	Hotel & Resort REITs — 0.5%
34,363	Host Hotels & Resorts, Inc.	$ 592,418
	Total Hotel & Resort REITs	$592,418

The accompanying notes are an integral part of these financial statements.
2Pioneer Equity Premium Income Fund | Annual Report | 10/31/24

Shares		Value
	Household Durables — 1.1%
13,419	Whirlpool Corp.	$ 1,389,001
	Total Household Durables	$1,389,001

	Insurance — 3.3%
38,462	ASR Nederland NV	$ 1,822,840
371,869	Aviva Plc	2,172,644
	Total Insurance	$3,995,484

	IT Services — 2.5%
14,906	International Business Machines Corp.	$ 3,081,368
	Total IT Services	$3,081,368

	Marine Transportation — 0.8%
48,862	Star Bulk Carriers Corp.	$ 933,753
	Total Marine Transportation	$933,753

	Metals & Mining — 0.7%
20,209	Newmont Corp.	$ 918,297
	Total Metals & Mining	$918,297

	Mortgage Real Estate Investment Trusts (REITs) — 1.8%
297,974	Redwood Trust, Inc.	$ 2,181,170
	Total Mortgage Real Estate Investment Trusts (REITs)	$2,181,170

	Multi-Utilities — 2.0%
41,915	Dominion Energy, Inc.	$ 2,495,200
	Total Multi-Utilities	$2,495,200

	Office REITs — 1.1%
142,207	Piedmont Office Realty Trust, Inc., Class A	$ 1,413,537
	Total Office REITs	$1,413,537

	Oil, Gas & Consumable Fuels — 4.7%
40,298	BW LPG, Ltd. (144A)	$ 518,369
38,181	BW LPG, Ltd. (144A)	488,717
16,390	Chord Energy Corp.	2,050,389
26,700	Enbridge, Inc.	1,078,680
45,047+#	LUKOIL PJSC	—
32,101	Williams Cos., Inc.	1,681,129
	Total Oil, Gas & Consumable Fuels	$5,817,284

	Pharmaceuticals — 0.9%
98,758	Viatris, Inc.	$ 1,145,593
	Total Pharmaceuticals	$1,145,593

The accompanying notes are an integral part of these financial statements.
Pioneer Equity Premium Income Fund | Annual Report | 10/31/243

Schedule of Investments  |  10/31/24 (continued)
Shares		Value
	Tobacco — 2.9%
31,257	Altria Group, Inc.	$ 1,702,256
13,585	Philip Morris International, Inc.	1,802,730
	Total Tobacco	$3,504,986

	Total Common Stocks (Cost $52,847,005)	$53,390,823

	Preferred Stock — 0.0%† of Net Assets
	Real Estate Management & Development — 0.0%†
204(a)	Wheeler Real Estate Investment Trust, Inc.	$ 27,804
	Total Real Estate Management & Development	$27,804

	Total Preferred Stock (Cost $167,705)	$27,804

Principal Amount USD ($)
	Foreign Government Bond — 0.0% of Net Assets
	Russia — 0.0%
RUB230,742,000(b)+#	Russian Federal Bond - OFZ, 8.150%, 2/3/27	$ —
	Total Russia	$—

	Total Foreign Government Bond (Cost $3,189,985)	$—

	Equity Linked Notes — 52.4% of Net Assets
	Aerospace & Defense — 0.8%
31,300	Goldman Sachs International (Embraer S.A.), 12.50%, 5/27/25	$ 958,719
	Total Aerospace & Defense	$958,719

	Auto Manufacturers — 0.7%
73,500	BNP Paribas Issuance BV (Ford Motor Company), 13.72%, 7/31/25 (144A)	$ 815,115
	Auto Manufacturers	$815,115

	Banks — 2.5%
20,400	Canadian Imperial Bank of Commerce (Teck Resources Ltd), 10.00%, 8/28/25	$ 964,002
14,600	Royal Bank of Canada (LAM Research Corp.), 16.03%, 10/31/25 (144A)	1,082,736
6,700	Toronto-Dominion Bank (Toll Brothers Inc.), 11.65%, 9/30/25	983,426
	Total Banks	$3,030,164

The accompanying notes are an integral part of these financial statements.
4Pioneer Equity Premium Income Fund | Annual Report | 10/31/24

Principal Amount USD ($)		Value
	Beverages — 1.3%
12,000(c)	Citigroup Global Markets Holdings, Inc. (Celsius Holdings, Inc.), 23.55%, 11/10/25 (144A)	$ 360,960
36,800	Toronto-Dominion Bank (DraftKings, Inc.), 18.43%, 10/27/25	1,266,656
	Total Beverages	$1,627,616

	Biotechnology — 0.8%
6,900	Bank of America (Biontech SE), 11.81%, 8/29/25	$ 646,116
4,300	Bank of America NA (Vaxcyte Ltd.), 21.37%, 3/25/25	346,302
	Total Biotechnology	$992,418

	Broadcasting — 0.5%
93,800	Canadian Imperial Bank of Commerce (Gray Television, Inc.), 24.50%, 11/19/24	$ 548,749
	Total Broadcasting	$548,749

	Broadline Retail — 1.2%
5,000	Toronto-Dominion Bank (Amazon.com, Inc.), 10.50%, 1/28/25	$ 829,325
20,800	Toronto-Dominion Bank (Celsius Holdings, Inc.), 20.90%, 1/28/25	687,128
	Total Broadline Retail	$1,516,453

	Building Products — 1.0%
7,200(d)	HSBC Bank Plc(Builders Firstsource IN), 9/22/25	$ 1,203,156
	Total Building Products	$1,203,156

	Computer Hardware — 2.1%
19,200(d)	HSBC Bank Plc (Pure Storage, Inc.), 9/9/25	$ 973,248
19,700	RBC Capital Markets Corp. (Pure Storage, Inc.), 16.09%, 4/30/25 (144A)	990,418
10,000	Wells Fargo Bank NA (Western Digital Corp.), 14.08%, 3/25/25	616,900
	Total Computer Hardware	$2,580,566

	Consumer Discretionary — 0.3%
9,600(d)	HSBC Bank Plc (Draftkings, Inc.), 8/25/25	$ 320,544
	Consumer Discretionary	$320,544

	Credit Services — 1.7%
21,700	Mizuho Markets Cayman LP (PayPal Holdings, Inc.), 13.83%, 12/24/24	$ 1,394,485
10,100	Wells Fargo Bank NA (PayPal Holdings, Inc.), 14.28%, 2/7/25	692,860
	Total Credit Services	$2,087,345

The accompanying notes are an integral part of these financial statements.
Pioneer Equity Premium Income Fund | Annual Report | 10/31/245

Schedule of Investments  |  10/31/24 (continued)
Principal Amount USD ($)		Value
	Diversified Telecommunication Services — 0.2%
7,500	Mizuho Markets Cayman LP (Pinterest, Inc.), 15.67%, 10/17/25	$ 239,696
	Total Diversified Telecommunication Services	$239,696

	Electrical Equipment — 1.4%
8,600	BNP Paribas Issuance BV (Vertiv Holdings Co.), 20.17%, 3/17/25 (144A)	$ 690,838
10,700	Canadian Imperial Bank of Commerce (Vertiv Holdings Co.), 21.60%, 7/18/25	1,077,255
	Total Electrical Equipment	$1,768,093

	Financial Services — 0.9%
2,300	BNP Paribas Issuance BV (Coinbase Global, Inc.), 21.95%, 11/19/24 (144A)	$ 420,486
3,500	BNP Paribas Issuance BV (Coinbase Global, Inc.), 22.51%, 10/31/25 (144A)	631,855
	Total Financial Services	$1,052,341

	Footwear & Accessories — 0.9%
31,000	RBC Capital Markets Corp. (On Holding AG), 17.15%, 2/25/25 (144A)	$ 1,109,115
	Total Footwear & Accessories	$1,109,115

	Household & Personal Products — 0.4%
4,300	Royal Bank of Canada (ELF Beauty, Inc.), 21.28%, 4/22/25 (144A)	$ 509,335
	Total Household & Personal Products	$509,335

	Internet & Direct Marketing Retail — 1.9%
5,800	Canadian Imperial Bank of Commerce (eBay, Inc.), 9.80%, 6/17/25	$ 322,469
29,200	Canadian Imperial Bank of Commerce (Maplebear, Inc.), 14.45%, 6/23/25	1,055,484
5,500	Citigroup Global Markets Holdings, Inc. (Amazon.com, Inc.), 9.64%, 2/12/25 (144A)	968,357
	Total Internet & Direct Marketing Retail	$2,346,310

	Internet Content & Information — 2.3%
19,900	Canadian Imperial Bank of Commerce (Pinterest, Inc.), 14.80%, 5/12/25	$ 665,315
9,000(d)	HSBC Bank Plc (Doordash, Inc.), 14.20%, 6/23/25	1,107,965
7,800(d)	JP Morgan Structured Products BV (DoorDash, Inc.), 15.61%, 11/19/24	1,107,132
	Total Internet Content & Information	$2,880,412

The accompanying notes are an integral part of these financial statements.
6Pioneer Equity Premium Income Fund | Annual Report | 10/31/24

Principal Amount USD ($)		Value
	Iron & Steel — 0.7%
62,000	Toronto-Dominion Bank (Cleveland-Cliffs, Inc.), 14.33%, 7/24/25	$ 846,300
	Iron & Steel	$846,300

	Leisure Products — 0.9%
32,400	Toronto-Dominion Bank (Yeti Holdings, Inc.), 14.73%, 5/20/25	$ 1,159,596
	Total Leisure Products	$1,159,596

	Machinery — 2.0%
10,500	JP Morgan Structured Products BV (Generac Holdings, Inc.), 15.50%, 12/24/24	$ 1,395,589
8,300	Wells Fargo Bank NA (Generac Holdings, Inc.), 15.36%, 2/7/25	1,061,899
	Total Machinery	$2,457,488

	Metals & Mining — 5.9%
35,500	BNP Paribas Issuance BV (Alcoa Corp.), 19.36%, 3/6/25 (144A)	$ 1,081,532
32,900(d)	BNP Paribas Issuance BV (Newmont Corp.), 13.46%, 12/24/24 (144A)	1,333,108
29,800(d)	JP Morgan Structured Products BV (Alcoa Corp.), 17.35%, 7/31/25	1,067,195
17,600	Merrill Lynch BV (Barrick Gold Corp.), 11.83%, 6/5/25	316,888
11,800	Nomura America Finance LLC (Centrus Energy Corp.), 22.05%, 4/21/25	750,952
21,100	RBC Capital Markets Corp. (Cameco Corp.), 16.99%, 4/15/25 (144A)	1,073,357
16,300	RBC Capital Markets Corp. (Cameco Corp.), 19.99%, 11/19/24 (144A)	832,278
11,500	Wells Fargo Bank NA (Cameco Corp.), 14.19%, 2/25/25	507,610
6,400	Wells Fargo Bank NA (Teck Resources Ltd.), 13.30%, 4/24/25	296,320
	Total Metals & Mining	$7,259,240

	Office REITs — 2.6%
15,700	BNP Paribas Issuance BV (Boston Properties, Inc.), 15.57%, 3/19/25 (144A)	$ 1,089,266
21,800	BNP Paribas Issuance BV (SL Green Reality Corp.), 20.99%, 2/25/25 (144A)	1,025,049
18,900	Goldman Sachs International (SL Green Reality Corp.), 18.34%, 6/23/25	1,104,032
	Total Office REITs	$3,218,347

The accompanying notes are an integral part of these financial statements.
Pioneer Equity Premium Income Fund | Annual Report | 10/31/247

Schedule of Investments  |  10/31/24 (continued)
Principal Amount USD ($)		Value
	Oil, Gas & Consumable Fuels — 2.0%
37,900	Canadian Imperial Bank of Commerce (Antero Resources Corp.), 15.95%, 3/3/25	$ 988,686
50,000	Canadian Imperial Bank of Commerce (Kosmos Energy Ltd.), 15.90%, 3/18/25	204,185
10,000	Goldman Sachs International (Range Resources Corp.), 14.65%, 3/6/25	308,200
78,000(d)	JP Morgan Structured Products BV (Permian Resources Corp.), 12.61%, 9/22/25	1,005,420
	Total Oil, Gas & Consumable Fuels	$2,506,491

	Semiconductors & Semiconductor Equipment — 9.2%
2,700	Bank of America ( Axcelis Technologies), 16.55%, 8/26/25	$ 252,032
2,400	Citigroup Global Markets Holdings, Inc. (Axcelis Technologies, Inc.), 17.42%, 10/3/25 (144A)	223,212
9,500	Goldman Sachs International (Advanced Micro Devices, Inc.), 15.32%, 12/24/24	1,339,547
29,800	Goldman Sachs International (Intel Corp.), 12.90%, 5/27/25	676,013
29,400(d)	HSBC Bank Plc (Intel Corp.), 14.10%, 7/18/25	705,894
7,800(d)	HSBC Bank Plc (On Semiconductor Corp.), 8/7/25	570,414
9,100(d)	JP Morgan Structured Products BV (Micron Technology, Inc.), 15.76%, 10/28/25	943,306
11,200(d)	JP Morgan Structured Products BV (Micron Technology, Inc.), 17.13%, 8/15/25	1,029,392
4,300	Merrill Lynch BV (Axcelis Technologies, Inc.), 15.81%, 7/11/25	430,752
11,300	Mizuho Markets Cayman LP (Microchip Technology Incorporated), 12.53%, 4/30/25	859,337
5,400	Mizuho Markets Cayman LP (Qualcomm Incorporated), 14.55%, 8/15/25	874,514
4,200	Royal Bank of Canada (On Semiconductor Corp.), 15.958%, 10/24/25 (144A)	300,216
21,300	Toronto-Dominion Bank (Allegro MicroSystems, Inc.), 15.60%, 3/25/25	471,795
12,600	Toronto-Dominion Bank (On Semiconductor Corp.), 14.48%, 5/27/25	886,221
11,700	Wells Fargo Bank NA (Advanced Micro Devices, Inc.), 16.15%, 1/28/25	1,726,803
	Total Semiconductors & Semiconductor Equipment	$11,289,448

	Software — 6.0%
3,900	Citigroup Global Markets Holdings, Inc. (Uber Technologies, Inc.), 13.89%, 2/25/25 (144A)	$ 286,416
The accompanying notes are an integral part of these financial statements.
8Pioneer Equity Premium Income Fund | Annual Report | 10/31/24

Principal Amount USD ($)		Value
	Software — (continued)
4,000	Goldman Sachs International (Affirm Holdings, Inc.), 27.61%, 7/1/25	$ 130,640
7,900	Goldman Sachs International (Affirm Holdings, Inc.), 28.05%, 6/2/25	265,756
17,200(d)	HSBC Bank Plc (Affirm Holdings, Inc.), 10/31/25	733,150
66,800(d)	JP Morgan Structured Products BV (Lyft, Inc.), 21.00%, 6/23/25	859,048
17,600(d)	JP Morgan Structured Products BV (Zoom Video Communications, Inc.), 12.89%, 12/24/24	1,296,064
6,500(d)	JP Morgan Structured Products BV (Zoom Video Communications, Inc.), 13.02%, 3/7/25	460,590
9,300	Mizuho Markets Cayman LP (Uber Technologies, Inc.), 15.55%, 11/19/24	646,359
40,400	Nomura America Finance LLC (Toast, Inc.), 18.50%, 11/19/24	1,097,668
59,000	Toronto-Dominion Bank (Toast, Inc.), 20.20%, 1/28/25	1,116,552
58,000	Wells Fargo Bank NA (Bumble, Inc.), 19.45%, 3/17/25	428,620
	Total Software	$7,320,863

	Speciality Chemicals — 0.3%
1,300	Goldman Sachs International (Air Products and Chemicals, Inc.), 9.96%, 4/29/25	$ 331,877
	Total Speciality Chemicals	$331,877

	Specialty Retail — 0.8%
4,800	BNP Paribas Issuance (BV Dick"s Sporting Goods, Inc.), 14.54%, 9/23/25 (144A)	$ 955,200
	Total Specialty Retail	$955,200

	Technology Hardware, Storage & Peripherals — 1.1%
38,500	Mizuho Markets Cayman LP (Pure Storage, Inc.), 13.48%, 12/24/24	$ 1,408,985
	Total Technology Hardware, Storage & Peripherals	$1,408,985

	Total Equity Linked Notes (Cost $65,821,781)	$64,339,982

The accompanying notes are an integral part of these financial statements.
Pioneer Equity Premium Income Fund | Annual Report | 10/31/249

Schedule of Investments  |  10/31/24 (continued)
Shares		Value
	SHORT TERM INVESTMENTS — 2.1% of Net Assets
	Open-End Fund — 2.1%
2,620,961(e)	Dreyfus Government Cash Management, Institutional Shares, 4.76%	$ 2,620,961
		$2,620,961

	TOTAL SHORT TERM INVESTMENTS (Cost $2,620,961)	$2,620,961

Number of Contracts	Description	Counterparty	Amount	Strike Price	Expiration Date
	Over The Counter (OTC) Put Options On Indices Purchased — 0.1%
2,195	S&P 500 INDEX	Citibank NA	USD 270,000	USD 5,155.55	11/29/24	$37,275
889	S&P 500 INDEX	Citibank NA	USD 135,004	USD 5,111.66	11/29/24	13,581
836	S&P 500 INDEX	Citibank NA	USD 72,000	USD 5,286.30	11/29/24	21,794
	Total Over The Counter (OTC) Put Options On Indices Purchased (Premiums paid $ 477,004)					$72,650

	TOTAL OPTIONS PURCHASED (Premiums paid $ 477,004)					$72,650

	TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS — 98.0% (Cost $125,124,441)					$120,452,220
	OTHER ASSETS AND LIABILITIES — 2.0%					$2,449,619
	net assets — 100.0%					$122,901,839

(A.D.R.)	American Depositary Receipts.
(C.V.A.)	Certificaaten van aandelen (Share Certificates).
(G.D.R.)	Global Depositary Receipts.
REIT	Real Estate Investment Trust.
(144A)	The resale of such security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers. At October 31, 2024, the value of these securities amounted to $17,567,767, or 14.3% of net assets.
(a)	Non-income producing security.
(b)	Security is in default.
(c)	Securities purchased on a when-issued basis. Rates do not take effect until settlement date.
(d)	Security issued with a zero coupon. Income is recognized through accretion of discount.
(e)	Rate periodically changes. Rate disclosed is the 7-day yield at October 31, 2024.
+	Security is valued using significant unobservable inputs (Level 3).
†	Amount rounds to less than 0.1%.
#	Securities are restricted as to resale.
The accompanying notes are an integral part of these financial statements.
10Pioneer Equity Premium Income Fund | Annual Report | 10/31/24

Restricted Securities	Acquisition date	Cost	Value
LUKOIL PJSC	8/11/2021	$3,941,439	$—
Magnit PJSC	12/1/2021	1,791,726	—
Russian Federal Bond - OFZ	10/7/2020	3,189,985	—
TCS Group Holding Plc (G.D.R.)	8/27/2021	1,517,792	—
Total Restricted Securities			$—
% of Net assets			0.0%
Principal amounts are denominated in U.S. dollars (“USD”) unless otherwise noted.
RUB	— Russian Ruble
Purchases and sales of securities (excluding short-term investments and all derivative contracts except for options purchased) for the year ended October 31, 2024 were as follows:
	Purchases	Sales
Long-Term U.S. Government Securities	$—	$8,204,395
Other Long-Term Securities	$121,798,761	$137,249,315
At October 31, 2024, the net unrealized depreciation on investments based on cost for federal tax purposes of $125,702,022 was as follows:
Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$11,696,929
Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(16,944,622)
Net unrealized depreciation	$(5,247,693)
The accompanying notes are an integral part of these financial statements.
Pioneer Equity Premium Income Fund | Annual Report | 10/31/2411

Schedule of Investments  |  10/31/24 (continued)
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels below.
Level 1	–	unadjusted quoted prices in active markets for identical securities.
Level 2	–	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements — Note 1A.
Level 3	–	significant unobservable inputs (including the Adviser’s own assumptions in determining fair value of investments). See Notes to Financial Statements — Note 1A.
The following is a summary of the inputs used as of October 31, 2024 in valuing the Fund’s investments:
	Level 1	Level 2	Level 3	Total
Common Stocks
Banks	$9,543,256	$—	$—*	$9,543,256
Consumer Staples Distribution & Retail	—	—	—*	—*
Oil, Gas & Consumable Fuels	5,817,284	—	—*	5,817,284
All Other Common Stocks	38,030,283	—	—	38,030,283
Preferred Stock	—	27,804	—	27,804
Foreign Government Bond	—	—	—*	—*
Equity Linked Notes	—	64,339,982	—	64,339,982
Open-End Fund	2,620,961	—	—	2,620,961
Over The Counter (OTC) Put Options On Indices Purchased	—	72,650	—	72,650
Total Investments in Securities	$56,011,784	$64,440,436	$—	$120,452,220
*	Securities valued at $0.
During the year ended October 31, 2024, there were no transfers in or out of Level 3.
The accompanying notes are an integral part of these financial statements.
12Pioneer Equity Premium Income Fund | Annual Report | 10/31/24

Statement of Assets and Liabilities  |  10/31/24
ASSETS:
Investments in unaffiliated issuers, at value (cost $125,124,441)	$120,452,220
Cash	2,156,365
Foreign currencies, at value (cost $235)	229
Receivables —
Investment securities sold	2,678,532
Fund shares sold	157,027
Dividends	683,425
Interest	344,086
Due from the Adviser	19,157
Other assets	21,002
Total assets	$126,512,043
LIABILITIES:
Payables —
Investment securities purchased	$2,924,255
Fund shares repurchased	276,716
Distributions	88,793
Trustees’ fees	1,074
Collateral due to broker for options	170,000
Management fees	7,120
Administrative expenses	4,644
Distribution fees	1,881
Accrued expenses	135,721
Total liabilities	$3,610,204
NET ASSETS:
Paid-in capital	$131,854,243
Distributable earnings (loss)	(8,952,404)
Net assets	$122,901,839
NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
Class A (based on $60,141,495/4,788,048 shares)	$12.56
Class C (based on $7,524,751/613,968 shares)	$12.26
Class K (based on $15,482,410/1,233,469 shares)	$12.55
Class R (based on $218,051/17,669 shares)	$12.34
Class Y (based on $39,535,132/3,132,523 shares)	$12.62
MAXIMUM OFFERING PRICE PER SHARE:
Class A (based on $12.56 net asset value per share/100%-4.50% maximum sales charge)	$13.15
The accompanying notes are an integral part of these financial statements.
Pioneer Equity Premium Income Fund | Annual Report | 10/31/2413

Statement of Operations FOR THE YEAR ENDED 10/31/24
INVESTMENT INCOME:
Interest from unaffiliated issuers	$7,275,313
Dividends from unaffiliated issuers (net of foreign taxes withheld $140,161)	3,701,605
Total Investment Income		$10,976,918
EXPENSES:
Management fees	$869,793
Administrative expenses	55,907
Transfer agent fees
Class A	46,788
Class C	5,811
Class K	16
Class R	146
Class Y	34,423
Distribution fees
Class A	153,383
Class C	83,986
Class R	1,426
Shareholder communications expense	19,223
Custodian fees	22,411
Registration fees	86,653
Professional fees	203,203
Printing expense	26,476
Officers’ and Trustees’ fees	8,883
Insurance expense	2,269
Miscellaneous	25,715
Total expenses		$1,646,512
Less fees waived and expenses reimbursed by the Adviser		(251,418)
Net expenses		$1,395,094
Net investment income		$9,581,824
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments in unaffiliated issuers (net of foreign capital gains tax of $410)	$21,788,779
Class action lawsuits	64,733
Other assets and liabilities denominated in foreign currencies	(86,761)	$21,766,751
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	$(6,804,094)
Other assets and liabilities denominated in foreign currencies	20,378	$(6,783,716)
Net realized and unrealized gain (loss) on investments		$14,983,035
Net increase in net assets resulting from operations		$24,564,859
The accompanying notes are an integral part of these financial statements.
14Pioneer Equity Premium Income Fund | Annual Report | 10/31/24

Statements of Changes in Net Assets
	Year Ended 10/31/24	Year Ended 10/31/23
FROM OPERATIONS:
Net investment income (loss)	$9,581,824	$3,820,594
Net realized gain (loss) on investments	21,766,751	(9,967,688)
Change in net unrealized appreciation (depreciation) on investments	(6,783,716)	8,225,798
Net increase in net assets resulting from operations	$24,564,859	$2,078,704
DISTRIBUTIONS TO SHAREHOLDERS:
Class A ($0.84 and $0.29 per share, respectively)	$(4,081,663)	$(1,805,091)
Class C ($0.69 and $0.22 per share, respectively)	(459,925)	(311,161)
Class K ($0.87 and $0.33 per share, respectively)	(841,453)	(1,331,041)
Class R ($0.78 and $0.26 per share, respectively)	(18,798)	(4,866)
Class Y ($0.88 and $0.32 per share, respectively)	(2,942,637)	(1,944,387)
Tax return of capital:
Class A ($— and $0.01 per share, respectively)	$—	$(54,111)
Class C ($— and $0.01 per share, respectively)	—	(9,328)
Class K ($— and $0.01 per share, respectively)	—	(39,900)
Class R ($— and $0.01 per share, respectively)	—	(146)
Class Y ($— and $0.01 per share, respectively)	—	(58,287)
Total distributions to shareholders	$(8,344,476)	$(5,558,318)
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sales of shares	$15,448,127	$8,872,290
Reinvestment of distributions	7,548,115	4,925,965
Cost of shares repurchased	(40,900,526)	(106,317,077)
Net decrease in net assets resulting from Fund share transactions	$(17,904,284)	$(92,518,822)
Net decrease in net assets	$(1,683,901)	$(95,998,436)
NET ASSETS:
Beginning of year	$124,585,740	$220,584,176
End of year	$122,901,839	$124,585,740
The accompanying notes are an integral part of these financial statements.
Pioneer Equity Premium Income Fund | Annual Report | 10/31/2415

Statements of Changes in Net Assets
(continued)
	Year Ended 10/31/24 Shares	Year Ended 10/31/24 Amount	Year Ended 10/31/23 Shares	Year Ended 10/31/23 Amount
Class A
Shares sold	358,240	$4,445,776	482,879	$5,485,627
Reinvestment of distributions	295,435	3,701,580	151,670	1,669,603
Less shares repurchased	(1,338,231)	(16,418,056)	(1,561,476)	(17,697,200)
Net decrease	(684,556)	$(8,270,700)	(926,927)	$(10,541,970)
Class C
Shares sold	64,200	$781,568	55,935	$613,577
Reinvestment of distributions	36,147	442,718	28,040	300,411
Less shares repurchased	(375,015)	(4,463,654)	(657,515)	(7,277,306)
Net decrease	(274,668)	$(3,239,368)	(573,540)	$(6,363,318)
Class K
Shares sold	461,020	$5,701,577	6,227	$69,080
Reinvestment of distributions	66,728	837,723	124,892	1,370,941
Less shares repurchased	(44,716)	(532,163)	(4,337,348)	(49,110,649)
Net increase (decrease)	483,032	$6,007,137	(4,206,229)	$(47,670,628)
Class R
Shares sold	10,264	$123,097	2,974	$33,049
Reinvestment of distributions	1,515	18,676	463	5,012
Less shares repurchased	(13,199)	(161,352)	(2,729)	(30,673)
Net increase (decrease)	(1,420)	$(19,579)	708	$7,388
Class Y
Shares sold	350,412	$4,396,109	235,060	$2,670,957
Reinvestment of distributions	202,504	2,547,418	142,716	1,579,998
Less shares repurchased	(1,564,626)	(19,325,301)	(2,824,895)	(32,201,249)
Net decrease	(1,011,710)	$(12,381,774)	(2,447,119)	$(27,950,294)
The accompanying notes are an integral part of these financial statements.
16Pioneer Equity Premium Income Fund | Annual Report | 10/31/24

Financial Highlights
	Year Ended 10/31/24	Year Ended 10/31/23	Year Ended 10/31/22	Year Ended 10/31/21	Year Ended 10/31/20
Class A
Net asset value, beginning of period	$11.05	$11.36	$14.45	$11.14	$12.04
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$0.94	$0.25	$0.35	$0.19	$0.18
Net realized and unrealized gain (loss) on investments	1.41	(0.26)	(3.10)	3.25	(0.80)
Net increase (decrease) from investment operations	$2.35	$(0.01)	$(2.75)	$3.44	$(0.62)
Distributions to shareholders:
Net investment income	$(0.84)	$(0.29)	$(0.25)	$(0.13)	$(0.28)
Net realized gain	—	—	(0.09)	—	—
Tax return of capital	—	(0.01)	—	—	—
Total distributions	$(0.84)	$(0.30)	$(0.34)	$(0.13)	$(0.28)
Net increase (decrease) in net asset value	$1.51	$(0.31)	$(3.09)	$3.31	$(0.90)
Net asset value, end of period	$12.56	$11.05	$11.36	$14.45	$11.14
Total return (b)	21.47%(c)	(0.07)%	(19.31)%	31.00%	(5.28)%
Ratio of net expenses to average net assets	1.20%	1.20%	1.20%	1.20%	1.20%
Ratio of net investment income (loss) to average net assets	7.63%	2.20%	2.81%	1.37%	1.54%
Portfolio turnover rate	114%	37%	166%	215%	233%
Net assets, end of period (in thousands)	$60,141	$60,496	$72,680	$101,891	$79,089
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	1.40%	1.37%	1.22%	1.25%	1.27%
Net investment income (loss) to average net assets	7.43%	2.03%	2.79%	1.32%	1.47%
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
(c)	If the Fund had not recognized gains in settlement of class action lawsuits during the year ended October 31, 2024, the total return would have been 21.38%.
The accompanying notes are an integral part of these financial statements.
Pioneer Equity Premium Income Fund | Annual Report | 10/31/2417

Financial Highlights  (continued)
	Year Ended 10/31/24	Year Ended 10/31/23	Year Ended 10/31/22	Year Ended 10/31/21	Year Ended 10/31/20
Class C
Net asset value, beginning of period	$10.76	$11.09	$14.10	$10.85	$11.75
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$0.80	$0.15	$0.24	$0.06	$0.08
Net realized and unrealized gain (loss) on investments	1.39	(0.25)	(3.02)	3.20	(0.77)
Net increase (decrease) from investment operations	$2.19	$(0.10)	$(2.78)	$3.26	$(0.69)
Distributions to shareholders:
Net investment income	$(0.69)	$(0.22)	$(0.14)	$(0.01)	$(0.21)
Net realized gain	—	—	(0.09)	—	—
Tax return of capital	—	(0.01)	—	—	—
Total distributions	$(0.69)	$(0.23)	$(0.23)	$(0.01)	$(0.21)
Net increase (decrease) in net asset value	$1.50	$(0.33)	$(3.01)	$3.25	$(0.90)
Net asset value, end of period	$12.26	$10.76	$11.09	$14.10	$10.85
Total return (b)	20.55%(c)	(0.86)%	(19.91)%	30.04%	(6.01)%
Ratio of net expenses to average net assets	1.98%	2.01%	1.96%	1.99%	1.98%
Ratio of net investment income (loss) to average net assets	6.69%	1.34%	1.91%	0.48%	0.74%
Portfolio turnover rate	114%	37%	166%	215%	233%
Net assets, end of period (in thousands)	$7,525	$9,563	$16,209	$32,299	$48,426
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	2.14%	2.14%	1.98%	1.99%	2.01%
Net investment income (loss) to average net assets	6.53%	1.21%	1.89%	0.48%	0.71%
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
(c)	If the Fund had not recognized gains in settlement of class action lawsuits during the year ended October 31, 2024, the total return would have been 20.45%.
The accompanying notes are an integral part of these financial statements.
18Pioneer Equity Premium Income Fund | Annual Report | 10/31/24

	Year Ended 10/31/24	Year Ended 10/31/23	Year Ended 10/31/22	Year Ended 10/31/21	Year Ended 10/31/20
Class K
Net asset value, beginning of period	$11.05	$11.35	$14.44	$11.14	$12.03
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$1.05	$0.26	$0.40	$0.23	$0.22
Net realized and unrealized gain (loss) on investments	1.32	(0.22)	(3.11)	3.25	(0.80)
Net increase (decrease) from investment operations	$2.37	$0.04	$(2.71)	$3.48	$(0.58)
Distributions to shareholders:
Net investment income	$(0.87)	$(0.33)	$(0.29)	$(0.18)	$(0.31)
Net realized gain	—	—	(0.09)	—	—
Tax return of capital	—	(0.01)	—	—	—
Total distributions	$(0.87)	$(0.34)	$(0.38)	$(0.18)	$(0.31)
Net increase (decrease) in net asset value	$1.50	$(0.30)	$(3.09)	$3.30	$(0.89)
Net asset value, end of period	$12.55	$11.05	$11.35	$14.44	$11.14
Total return (b)	21.74%(c)	0.35%	(19.06)%	31.33%	(4.92)%
Ratio of net expenses to average net assets	0.90%	0.90%	0.87%	0.90%	0.90%
Ratio of net investment income (loss) to average net assets	8.53%	2.24%	3.12%	1.63%	1.93%
Portfolio turnover rate	114%	37%	166%	215%	233%
Net assets, end of period (in thousands)	$15,482	$8,289	$56,280	$106,948	$104,316
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	1.05%	1.02%	0.89%	0.90%	0.93%
Net investment income (loss) to average net assets	8.38%	2.12%	3.10%	1.63%	1.91%
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
(c)	For the year ended October 31, 2024, the Fund's total return includes gains in settlement of class action lawsuits. The impact on Class K's total return was less than 0.005%.
The accompanying notes are an integral part of these financial statements.
Pioneer Equity Premium Income Fund | Annual Report | 10/31/2419

Financial Highlights  (continued)
	Year Ended 10/31/24	Year Ended 10/31/23	Year Ended 10/31/22	Year Ended 10/31/21	Year Ended 10/31/20
Class R
Net asset value, beginning of period	$10.85	$11.18	$14.20	$11.02	$11.75
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$0.95	$0.20	$0.30	$0.09	$0.12
Net realized and unrealized gain (loss) on investments	1.32	(0.26)	(3.05)	3.21	(0.81)
Net increase (decrease) from investment operations	$2.27	$(0.06)	$(2.75)	$3.30	$(0.69)
Distributions to shareholders:
Net investment income	$(0.78)	$(0.26)	$(0.18)	$(0.12)	$(0.04)
Net realized gain	—	—	(0.09)	—	—
Tax return of capital	—	(0.01)	—	—	—
Total distributions	$(0.78)	$(0.27)	$(0.27)	$(0.12)	$(0.04)
Net increase (decrease) in net asset value	$1.49	$(0.33)	$(3.02)	$3.18	$(0.73)
Net asset value, end of period	$12.34	$10.85	$11.18	$14.20	$11.02
Total return (b)	21.11%(c)	(0.50)%	(19.60)%	30.10%	(5.90)%
Ratio of net expenses to average net assets	1.49%	1.65%	1.57%	1.93%	1.79%
Ratio of net investment income (loss) to average net assets	7.85%	1.80%	2.41%	0.68%	1.08%
Portfolio turnover rate	114%	37%	166%	215%	233%
Net assets, end of period (in thousands)	$218	$207	$205	$321	$187
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	1.64%	1.77%	1.59%	1.93%	1.82%
Net investment income (loss) to average net assets	7.70%	1.68%	2.39%	0.68%	1.05%
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
(c)	If the Fund had not recognized gains in settlement of class action lawsuits during the year ended October 31, 2024, the total return would have been 21.01%.
The accompanying notes are an integral part of these financial statements.
20Pioneer Equity Premium Income Fund | Annual Report | 10/31/24

	Year Ended 10/31/24	Year Ended 10/31/23	Year Ended 10/31/22	Year Ended 10/31/21	Year Ended 10/31/20
Class Y
Net asset value, beginning of period	$11.11	$11.41	$14.52	$11.20	$12.09
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$0.97	$0.28	$0.39	$0.23	$0.20
Net realized and unrealized gain (loss) on investments	1.42	(0.25)	(3.13)	3.27	(0.78)
Net increase (decrease) from investment operations	$2.39	$0.03	$(2.74)	$3.50	$(0.58)
Distributions to shareholders:
Net investment income	$(0.88)	$(0.32)	$(0.28)	$(0.18)	$(0.31)
Net realized gain	—	—	(0.09)	—	—
Tax return of capital	—	(0.01)	—	—	—
Total distributions	$(0.88)	$(0.33)	$(0.37)	$(0.18)	$(0.31)
Net increase (decrease) in net asset value	$1.51	$(0.30)	$(3.11)	$3.32	$(0.89)
Net asset value, end of period	$12.62	$11.11	$11.41	$14.52	$11.20
Total return (b)	21.74%(c)	0.33%	(19.10)%	31.36%	(4.90)%
Ratio of net expenses to average net assets	0.90%	0.90%	0.90%	0.90%	0.90%
Ratio of net investment income (loss) to average net assets	7.82%	2.44%	3.09%	1.64%	1.75%
Portfolio turnover rate	114%	37%	166%	215%	233%
Net assets, end of period (in thousands)	$39,535	$46,030	$75,209	$115,451	$103,698
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	1.14%	1.12%	0.98%	0.99%	1.00%
Net investment income (loss) to average net assets	7.58%	2.22%	3.01%	1.55%	1.65%
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
(c)	If the Fund had not recognized gains in settlement of class action lawsuits during the year ended October 31, 2024, the total return would have been 21.65%.
The accompanying notes are an integral part of these financial statements.
Pioneer Equity Premium Income Fund | Annual Report | 10/31/2421

Notes to Financial Statements  |  10/31/24
1. Organization and Signiﬁcant Accounting Policies
Pioneer Equity Premium Income Fund (the “Fund”) is one of two portfolios comprising Pioneer Series Trust VI (the “Trust”), a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. The Fund’s investment objective is to seek total return, including high current income. Effective January 1, 2024, the Fund changed its name and investment objective. Prior to January 1, 2024, the Fund was named Pioneer Flexible Opportunities Fund and the Fund’s investment objective was to seek total return.
Prior to November 30, 2023, the Fund was permitted to invest up to 25% of its total assets in a wholly owned subsidiary, Flexible Opportunities Commodity Fund Ltd. (the Subsidiary). The Subsidiary acted as an investment vehicle for the Fund in order to effect certain investments on behalf of the Fund.  The Fund liquidated the Subsidiary on November 30, 2023.
The Fund offers five classes of shares designated as Class A, Class C, Class K, Class R and Class Y shares. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Trust gives the Board of Trustees the flexibility to specify either pershare voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder’s voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class K and Class Y shares.
As of October 31, 2024, Pioneer Solutions - Balanced Fund owns 11.5% of the total shares outstanding in the Fund, representing a beneficial interest in the Fund.
Amundi Asset Management US, Inc., an indirect, wholly owned subsidiary of Amundi and Amundi’s wholly owned subsidiary, Amundi USA, Inc.,
22Pioneer Equity Premium Income Fund | Annual Report | 10/31/24

serves as the Fund’s investment adviser (the “Adviser”). Amundi Distributor US, Inc., an affiliate of the Adviser, serves as the Fund’s distributor (the “Distributor”).
In March 2020, FASB issued an Accounting Standard Update, ASU 2020-04, Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (“LIBOR”) and other LIBOR-based reference rates at the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2023. Management is evaluating the impact of ASU 2020-04 on the Fund’s investments, derivatives, debt and other contracts, if applicable, that will undergo reference rate-related modifications as a result of the reference rate reform.
The Fund is required to comply with Rule 18f-4 under the 1940 Act, which governs the use of derivatives by registered investment companies. Rule 18f-4 permits funds to enter into derivatives transactions (as defined in Rule 18f-4) and certain other transactions notwithstanding the restrictions on the issuance of “senior securities” under Section 18 of the 1940 Act. In accordance with Rule 18f-4, the Fund has established and maintains a comprehensive derivatives risk management program, has appointed a derivatives risk manager and complies with a relative or absolute limit on fund leverage risk calculated based on value-at-risk (“VaR”).
The Fund is an investment company and follows investment company accounting and reporting guidance under U.S. Generally Accepted Accounting Principles (“U.S. GAAP”). U.S. GAAP requires the management of the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:
A.	Security Valuation
The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange (“NYSE”) is open, as of the close of regular trading on the NYSE.
Pioneer Equity Premium Income Fund | Annual Report | 10/31/2423

Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.
The value of foreign securities is translated into U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing source. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund’s shares are determined as of such times. The Adviser may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.
Fixed-income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed-income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service. When independent third party pricing services are unable to supply prices, or when prices or market quotations are considered to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers.
Options contracts are generally valued at the mean between the last bid and ask prices on the principal exchange where they are traded. Over-the-counter (“OTC”) options and options on swaps (“swaptions”) are valued using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument.
24Pioneer Equity Premium Income Fund | Annual Report | 10/31/24

Shares of open-end registered investment companies (including money market mutual funds) are valued at such funds’ net asset value. Shares of funds that are listed on an exchange, including exchange-listed closed-end funds and exchange-traded funds (ETFs), are valued by using the last sale price on the principal exchange where they are traded.
Securities for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser. The Adviser is designated as the valuation designee for the Fund pursuant to Rule 2a-5 under the 1940 Act. The Adviser’s fair valuation team is responsible for monitoring developments that may impact fair valued securities.
Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund’s net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund’s securities may differ significantly from exchange prices, and such differences could be material.
B.	Investment Income and Transactions
Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence.
Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.
Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.
Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.
Pioneer Equity Premium Income Fund | Annual Report | 10/31/2425

C.	Foreign Currency Translation
The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.
Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency exchange contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statement of Operations from the effects of changes in the market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.
D.	Federal Income Taxes
It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareholders. Therefore, no provision for federal income taxes is required. As of October 31, 2024, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.
In determining the daily net asset value, the Fund estimates the reserve for the repatriation of taxes, if any, associated with its investments in certain countries. The estimated reserve for capital gains is based on the net unrealized appreciation on certain portfolio securities, the holding period of such securities and the related tax rates, tax loss carryforwards (if applicable) and other such factors.
The amount and character of income and capital gain distributions to shareholders are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.
26Pioneer Equity Premium Income Fund | Annual Report | 10/31/24

A portion of the dividend income recorded by the Fund is from distributions by publicly traded real estate investment trusts (“REITs”), and such distributions for tax purposes may also consist of capital gains and return of capital. The actual return of capital and capital gains portions of such distributions will be determined by formal notifications from the REITs subsequent to the calendar year-end. Distributions received from the REITs that are determined to be a return of capital are recorded by the Fund as a reduction of the cost basis of the securities held and those determined to be capital gain are reflected as such on the Statement of Operations.
At October 31, 2024, the Fund reclassified $156,096 to decrease distributable earnings and $156,096 to increase paid-in capital to reflect permanent book/tax differences. These adjustments have no impact on net assets or the results of operations.
At October 31, 2024, the Fund was permitted to carry forward indefinitely $6,036,463 of short-term losses and $0 of long-term losses.
The tax character of distributions paid during the years ended October 31, 2024 and October 31, 2023, was as follows:
	2024	2023
Distributions paid from:
Ordinary income	$8,344,476	$5,396,546
Tax return of capital	—	161,772
Total	$8,344,476	$5,558,318
The following shows the components of distributable earnings (losses) on a federal income tax basis at October 31, 2024:
2024
Distributable earnings/(losses):
Undistributed ordinary income	$2,420,544
Capital loss carryforward	(6,036,463)
Other book/tax temporary differences	(88,793)
Net unrealized depreciation	(5,247,692)
Total	$(8,952,404)
The difference between book-basis and tax-basis net unrealized appreciation is attributable to tax basis adjustments on defaulted securities.
E.	Fund Shares
The Fund records sales and repurchases of its shares as of trade date. The Distributor earned $2,228 in underwriting commissions on the sale of Class A shares during the year ended October 31, 2024.
Pioneer Equity Premium Income Fund | Annual Report | 10/31/2427

F.	Class Allocations
Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.
Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class C and Class R shares of the Fund, respectively (see Note 5). Class K and Class Y shares do not pay distribution fees. All expenses and fees paid to the Fund’s transfer agent for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 4).
Distributions to shareholders are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C, Class K, Class R and Class Y shares can reflect different transfer agent and distribution expense rates.
G.	Risks
The value of securities held by the Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, recessions, the spread of infectious illness or other public health issues, inflation, changes in interest rates, armed conflict such as between Russia and Ukraine or in the Middle East, sanctions against Russia, other nations or individuals or companies and possible countermeasures, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread. Inflation and interest rates may increase. These circumstances could adversely affect the value and liquidity of the Fund’s investments and negatively impact the Fund’s performance.
Some sectors of the economy and individual issuers have experienced or may experience particularly large losses. Periods of extreme volatility in the financial markets, reduced liquidity of many instruments, increased government debt, inflation, and disruptions to supply chains, consumer demand and employee availability, may continue for some time. Following Russia’s invasion of Ukraine, Russian securities lost all, or
28Pioneer Equity Premium Income Fund | Annual Report | 10/31/24

nearly all, their market value. Other securities or markets could be similarly affected by past or future political, geopolitical or other events or conditions.
Governments and central banks, including the U.S. Federal Reserve, have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The consequences of high public debt, including its future impact on the economy and securities markets, may not be known for some time.
The U.S. and other countries are periodically involved in disputes over trade and other matters, which may result in tariffs, investment restrictions and adverse impacts on affected companies and securities. For example, the U.S. has imposed tariffs and other trade barriers on Chinese exports, has restricted sales of certain categories of goods to China, and has established barriers to investments in China. Trade disputes may adversely affect the economies of the U.S. and its trading partners, as well as companies directly or indirectly affected and financial markets generally. If the political climate between the U.S. and China does not improve or continues to deteriorate, if China were to attempt unification of Taiwan by force, or if other geopolitical conflicts develop or get worse, economies, markets and individual securities may be severely affected both regionally and globally, and the value of the Fund’s assets may go down.
At times, the Fund’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.
Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities and equity-related investments.
The Fund’s investments in foreign markets and countries with limited developing markets may subject the Fund to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions, military conflicts and sanctions, terrorism, sustained economic downturns, financial instability, less liquid trading markets, extreme price volatility, currency risks, reduction of government or central bank support, inadequate accounting standards, tariffs, tax disputes or other tax burdens, nationalization or expropriation of assets and the imposition of adverse governmental laws, arbitrary application of laws and regulations or lack of rule of law and investment and repatriation restrictions. Lack of information and
Pioneer Equity Premium Income Fund | Annual Report | 10/31/2429

less market regulation also may affect the value of these securities. Withholding and other non-U.S. taxes may decrease the Fund’s return. Non-U.S. issuers may be located in parts of the world that have historically been prone to natural disasters. Investing in depositary receipts is subject to many of the same risks as investing directly in non-U.S. issuers. Depositary receipts may involve higher expenses and may trade at a discount (or premium) to the underlying security.
Russia launched a large-scale invasion of Ukraine on February 24, 2022. In response to the military action by Russia, various countries, including the U.S., the United Kingdom, and European Union issued broad-ranging economic sanctions against Russia and Belarus and certain companies and individuals. Since then, Russian securities lost all, or nearly all, their market value, and many other issuers, securities and markets have been adversely affected. The United States and other countries may impose sanctions on other countries, companies and individuals in light of Russia’s military invasion. The extent and duration of the military action or future escalation of such hostilities, the extent and impact of existing and future sanctions, market disruptions and volatility, and the result of any diplomatic negotiations cannot be predicted. These and any related events could have a significant impact on the value and liquidity of certain Fund investments, on Fund performance and the value of an investment in the Fund, particularly with respect to securities and commodities, such as oil, natural gas and food commodities, as well as other sectors with exposure to Russian issuers or issuers in other countries affected by the invasion, and are likely to have collateral impacts on market sectors globally.
As of the date of this report, a significant portion of the Fund’s net asset value is attributable to net unrealized capital gains on portfolio securities. If the Fund realizes capital gains in excess of realized capital losses and any available capital loss carryforwards in any fiscal year, it generally will be required to distribute that excess to shareholders. You may receive distributions that are attributable to appreciation that was present in the Fund’s portfolio securities at the time you made your investment but had not been realized at that time, or that are attributable to capital gains or other income that, although realized by the Fund, had not yet been distributed at the time you made your investment. Unless you purchase shares through a tax-advantaged account (such as an IRA or 401(k) plan), these distributions will be taxable to you. You should consult your tax adviser about the tax consequences of your investment in the Fund.
The Fund may invest in REIT securities, the value of which can fall for a variety of reasons, such as declines in rental income, fluctuating interest
30Pioneer Equity Premium Income Fund | Annual Report | 10/31/24

rates, poor property management, environmental liabilities, uninsured damage, increased competition, or changes in real estate tax laws.
The Fund may invest in below-investment-grade (high-yield) debt securities and preferred stocks. Some of these high-yield securities may be convertible into equity securities of the issuer. Debt securities rated below-investment-grade are commonly referred to as “junk bonds” and are considered speculative with respect to the issuer’s capacity to pay interest and repay principal. These securities involve greater risk of loss, are subject to greater price volatility, and may be less liquid and more difficult to value, especially during periods of economic uncertainty or change, than higher rated debt securities.
The market prices of the Fund’s fixed income securities may fluctuate significantly when interest rates change. The value of your investment will generally go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. For example, if interest rates increase by 1%, the value of a Fund’s portfolio with a portfolio duration of ten years would be expected to decrease by 10%, all other things being equal. A general rise in interest rates could adversely affect the price and liquidity of fixed income securities. The maturity of a security may be significantly longer than its effective duration. A security’s maturity and other features may be more relevant than its effective duration in determining the security’s sensitivity to other factors affecting the issuer or markets generally, such as changes in credit quality or in the yield premium that the market may establish for certain types of securities (sometimes called “credit spread”). In general, the longer its maturity the more a security may be susceptible to these factors. When the credit spread for a fixed income security goes up, or “widens”, the value of the security will generally go down.
If an issuer or guarantor of a security held by the Fund or a counterparty to a financial contract with the Fund defaults on its obligation to pay principal and/or interest, has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines, the value of your investment will typically decline. Changes in actual or perceived creditworthiness may occur quickly. The Fund could be delayed or hindered in its enforcement of rights against an issuer, guarantor or counterparty.
With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security and related risks. While the Fund’s Adviser has established business continuity plans in the event of, and risk management systems to
Pioneer Equity Premium Income Fund | Annual Report | 10/31/2431

prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by service providers to the Fund such as the Fund’s custodian and accounting agent, and the Fund’s transfer agent. In addition, many beneficial owners of Fund shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the Fund nor the Adviser exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at the Adviser or the Fund’s service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its net asset value, impediments to trading, the inability of Fund shareholders to effect share purchases, redemptions or exchanges or receive distributions, loss of or unauthorized access to private shareholder information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.
The Fund’s prospectus contains unaudited information regarding the Fund’s principal risks. Please refer to that document when considering the Fund’s principal risks.
H.	Purchased Options
The Fund may purchase put and call options to seek to increase total return. Purchased call and put options entitle the Fund to buy and sell a specified number of shares or units of a particular security, currency or index at a specified price at a specific date or within a specific period of time. Upon the purchase of a call or put option, the premium paid by the Fund is included on the Statement of Assets and Liabilities as an investment. All premiums are marked-to-market daily, and any unrealized appreciation or depreciation is recorded on the Fund’s Statement of Operations. As the purchaser of an index option, the Fund has the right to receive a cash payment equal to any depreciation in the value of the index below the strike price of the option (in the case of a put) or equal to any appreciation in the value of the index over the strike price of the option (in the case of a call) as of the valuation date of the option. Premiums paid for purchased call and put options which have expired are treated as realized losses on investments on the Statement of
32Pioneer Equity Premium Income Fund | Annual Report | 10/31/24

Operations. Upon the exercise or closing of a purchased put option, the premium is offset against the proceeds on the sale of the underlying security or financial instrument in order to determine the realized gain or loss on investments. Upon the exercise or closing of a purchased call option, the premium is added to the cost of the security or financial instrument. The risk associated with purchasing options is limited to the premium originally paid.
The average market value of purchased options contracts open during the year ended October 31, 2024 was $14,530. Open purchased options contracts at October 31, 2024 are listed in the Schedule of Investments.
2. Management Agreement
The Adviser manages the Fund’s portfolio. Management fees payable under the Fund’s Investment Management Agreement with the Adviser are calculated daily and paid monthly at an annual rate of 0.70% of the Fund’s average daily net assets up to $1 billion, 0.675% of the next $1 billion of the Fund’s average daily net assets and 0.65% of the Fund’s average daily net assets over $2 billion.
During the year ended October 31, 2024, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.70% of the Fund’s average daily net assets.
The Adviser has contractually agreed to limit ordinary operating expenses (ordinary operating expenses means all fund expenses other than taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, such as litigation) to the extent required to reduce Fund expenses to 1.20%, 0.90% and 0.90% of the average daily net assets attributable to Class A, Class K and Class Y shares, respectively. These expense limitations are in effect through March 1, 2025. There can be no assurance that the Adviser will extend the expense limitation agreement for a class of shares beyond the date referred to above. Fees waived and expenses reimbursed during the year ended October 31, 2024 are reflected in the Statement of Operations.
In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Reflected on the Statement of Assets and Liabilities is $7,120 in management fees payable to the Adviser at October 31, 2024.
3. Compensation of Officers and Trustees
The Fund pays an annual fee to its Trustees. The Adviser reimburses the Fund for fees paid to the Interested Trustees. Except for the chief
Pioneer Equity Premium Income Fund | Annual Report | 10/31/2433

compliance officer, the Fund does not pay any salary or other compensation to its officers. The Fund pays a portion of the chief compliance officer’s compensation for his services as the Fund’s chief compliance officer. Amundi US pays the remaining portion of the chief compliance officer’s compensation. For the year ended October 31, 2024, the Fund paid $8,883 in Officers’ and Trustees’ compensation, which is reflected on the Statement of Operations as Officers’ and Trustees’ fees. At October 31, 2024, on its Statement of Assets and Liabilities, the Fund had a payable for Trustees’ fees of $1,074 and a payable for administrative expenses of $4,644, which includes the payable for Officers’ compensation.
4. Transfer Agent
BNY Mellon Investment Servicing (US) Inc. serves as the transfer agent to the Fund at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Fund’s omnibus relationship contracts.
In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareholder communications activities such as proxy and statement mailings, and outgoing phone calls. For the year ended October 31, 2024, such out-of-pocket expenses by class of shares were as follows:
Shareholder Communications:
Class A	$13,334
Class C	1,756
Class K	35
Class R	116
Class Y	3,982
Total	$19,223
5. Distribution and Service Plans
The Fund has adopted a distribution plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act with respect to its Class A, Class C and Class R shares. Pursuant to the Plan, the Fund pays the Distributor 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays the Distributor 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Pursuant to the Plan, the Fund further pays the Distributor 0.50% of the average daily net assets
34Pioneer Equity Premium Income Fund | Annual Report | 10/31/24

attributable to Class R shares for distribution services. Reflected on the Statement of Assets and Liabilities is $1,881 in distribution fees payable to the Distributor at October 31, 2024.
The Fund also has adopted a separate service plan for Class R shares (the “Service Plan”). The Service Plan authorizes the Fund to pay securities dealers, plan administrators or other service organizations that agree to provide certain services to retirement plans or plan participants holding shares of the Fund a service fee of up to 0.25% of the Fund’s average daily net assets attributable to Class R shares held by such plans.
In addition, redemptions of Class A and Class C shares may be subject to a contingent deferred sales charge (“CDSC”). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class R or Class Y shares. Proceeds from the CDSCs are paid to the Distributor. For the year ended October 31, 2024, CDSCs in the amount of $558 were paid to the Distributor.
6. Line of Credit Facility
The Fund, along with certain other funds in the Pioneer Family of Funds, participates in a committed, unsecured revolving line of credit (“credit facility”). Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the credit facility or the limits set for borrowing by the Fund’s prospectus and the 1940 Act. Until January 31, 2024, the Fund participated in a credit facility in the amount of $380 million. Under such credit facility, depending on the type of loan, interest on borrowings was payable at the Secured Overnight Financing Rate (“SOFR”) plus a credit spread. The Fund also paid both an upfront fee and an annual commitment fee to participate in the credit facility. The upfront fee in the amount of 0.15% of the total credit facility and the commitment fee in the amount of 0.30% of the daily unused portion of each lender’s commitment were allocated among participating funds based on an allocation schedule set forth in the credit facility. Effective January 31, 2024, the Fund participates in a credit facility in the amount of $250 million. The upfront fee with respect to the credit facility is 0.05% of the total credit facility, and the commitment fee with respect to the credit facility is 0.20% of the daily unused portion of each lender’s commitment. For the year ended October 31, 2024, the Fund had no borrowings under the credit facility.
Pioneer Equity Premium Income Fund | Annual Report | 10/31/2435

7. Master Netting Agreements
The Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with substantially all of its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs the trading of certain Over the Counter (“OTC”) derivatives and typically contains, among other things, close-out and set- off provisions which apply upon the occurrence of an event of default and/or a termination event as deﬁned under the relevant ISDA Master Agreement. The ISDA Master Agreement may also give a party the right to terminate all transactions traded under such agreement if, among other things, there is deterioration in the credit quality of the other party.
Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close-out all transactions under such agreement and to net amounts owed under each transaction to determine one net amount payable by one party to the other. The right to close out and net payments across all transactions under the ISDA Master Agreement could result in a reduction of the Fund’s credit risk to its counterparty equal to any amounts payable by the Fund under the applicable transactions, if any. However, the Fund’s right to set-off may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which each speciﬁc ISDA Master Agreement of each counterparty is subject.
The collateral requirements for derivatives transactions under an ISDA Master Agreement are governed by a credit support annex to the ISDA Master Agreement. Collateral requirements are generally determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to threshold (a “minimum transfer amount”) before a transfer is required, which may vary by counterparty. Collateral pledged for the beneﬁt of the Fund and/or counterparty is held in segregated accounts by the Fund’s custodian and cannot be sold, re- pledged, assigned or otherwise used while pledged. Cash that has been segregated to cover the Fund’s collateral obligations, if any, will be reported separately on the Statement of Assets and Liabilities as “Swaps collateral”. Securities pledged by the Fund as collateral, if any, are identiﬁed as such in the Schedule of Investments.
36Pioneer Equity Premium Income Fund | Annual Report | 10/31/24

Financial instruments subject to an enforceable master netting agreement, such as an ISDA Master Agreement, have been offset on the Statement of Assets and Liabilities. The following chart shows gross assets of the Fund as of October 31, 2024.
Counterparty	Derivative Assets Subject to Master Netting Agreement	Derivatives Available for Offset	Non-Cash Collateral Received (a)	Cash Collateral Received (a)	Net Amount of Derivative Assets (b)
Citibank NA	$72,650	$—	$—	$(72,650)	$—
Total	$72,650	$—	$—	$(72,650)	$—
(a) The amount presented here may be less than the total amount of collateral received/pledged as the net amount of derivative assets and liabilities cannot be less than $0.
(b) Represents the net amount due from the counterparty in the event of default.
8. Additional Disclosures about Derivative Instruments and Hedging Activities
The Fund’s use of derivatives may enhance or mitigate the Fund’s exposure to the following risks:
Interest rate risk relates to the ﬂuctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.
Credit risk relates to the ability of the issuer of a ﬁnancial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.
Foreign exchange rate risk relates to ﬂuctuations in the value of an asset or liability due to changes in currency exchange rates.
Equity risk relates to the ﬂuctuations in the value of ﬁnancial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange rate risk), whether caused by factors speciﬁc to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.
Commodity risk relates to the risk that the value of a commodity or commodity index will ﬂuctuate based on increases or decreases in the commodities market and factors speciﬁc to a particular industry or commodity.
Pioneer Equity Premium Income Fund | Annual Report | 10/31/2437

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at October 31, 2024, was as follows:
Statement of Assets and Liabilities	Interest Rate Risk	Credit Risk	Foreign Exchange Rate Risk	Equity Risk	Commodity Risk
Assets
Options purchased*	$—	$—	$—	$72,650	$—
Total Value	$—	$—	$—	$72,650	$—

*	Reflects the market value of purchased option contracts (see Note 1H). These amounts are included in investments in unaffiliated issuers, at value, on the Statement of Assets and Liabilities.
The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure at October 31, 2024, was as follows:
Statement of Operations	Interest Rate Risk	Credit Risk	Foreign Exchange Rate Risk	Equity Risk	Commodity Risk
Change in Net Unrealized Appreciation (Depreciation) on
Options purchased*	$—	$—	$—	$(404,354)	$—
Total Value	$—	$—	$—	$(404,354)	$—

*	Reflects the change in net unrealized appreciation (depreciation) on purchased option contracts (see Note 1H). These amounts are included in change in net unrealized appreciation (depreciation) on Investments in unaffiliated issuers, on the Statement of Operations.
9. Changes to Fund Name, Investment Objective and Principal Investment Strategies
As of January 1, 2024, the Fund changed its name, investment objective and principal investment strategies. As of January 1, 2024, the Fund is named Pioneer Equity Premium Income Fund, the Fund's investment objective is total return, including high current income, and the Fund's principal investment strategy is to invest, under normal circumstances, at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities and equity-related investments. The Fund may invest up to 60% of its net assets in equity-linked notes. Prior to January 1, 2024, the Fund was named Pioneer Flexible Opportunities Fund and the Fund's investment objective was to seek total return. Prior to November 30, 2023, the Fund was permitted to invest up to 25% of its total assets in a wholly owned subsidiary, Flexible Opportunities Commodity Fund Ltd. (the Subsidiary), in order to gain exposure to certain commodity-related investments. The Fund liquidated the Subsidiary on November 30, 2023.
38Pioneer Equity Premium Income Fund | Annual Report | 10/31/24

10. Definitive Agreement
The Fund’s Adviser is currently an indirect, wholly owned subsidiary of Amundi. On July 9, 2024, Amundi announced that it had entered into a definitive agreement with Victory Capital Holdings, Inc. (“Victory Capital”) to combine the Adviser with Victory Capital, and for Amundi to become a strategic shareholder of Victory Capital (the “Transaction”). Victory Capital is headquartered in San Antonio, Texas. The closing of the Transaction is subject to certain regulatory approvals and other conditions. There is no assurance that the Transaction will close.
The closing of the Transaction would cause the Fund’s current investment advisory agreement with the Adviser to terminate. Under the terms of the Transaction, the Fund’s Board of Trustees will be asked to approve a reorganization of the Fund into a corresponding, newly established Victory Fund advised by Victory Capital Management Inc., an affiliate of Victory Capital. The proposed reorganization of the Fund would be sought in connection with the closing of the Transaction. If approved by the Board, the proposal to reorganize the Fund will be submitted to the shareholders of the Fund for their approval. There is no assurance that the Board or the shareholders of the Fund will approve the proposal to reorganize the Fund.
Pioneer Equity Premium Income Fund | Annual Report | 10/31/2439

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Pioneer Series Trust VI and the Shareholders of Pioneer Equity Premium Income Fund:

Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Pioneer Equity Premium Income Fund (formerly known as Pioneer Flexible Opportunities Fund) (the “Fund”) (one of the funds constituting Pioneer Series Trust VI), including the schedule of investments, as of October 31, 2024, the related statements of operations, changes in net assets, and the financial highlights for the year then ended and the related notes. The statement of changes in net assets for the year ended October 31, 2023 and the financial highlights for the years ended October 31, 2023, 2022, 2021, and 2020 were audited by other auditors. Those auditors expressed an unqualified opinion on those consolidated financial statements and consolidated financial highlights in their report dated December 22, 2023. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2024 and the results of its operations, the changes in its net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the
40Pioneer Equity Premium Income Fund | Annual Report | 10/31/24

effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2024, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 20, 2024
We have served as the auditor of one or more of the Pioneer investment companies since 2024.
Pioneer Equity Premium Income Fund | Annual Report | 10/31/2441

Additional Information (unaudited)
For the year ended October 31, 2024, certain dividends paid by the Fund may be subject to a maximum tax rate of 20%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act (the Act) of 2003. The Fund intends to designate up to the maximum amount of such dividends allowable under the Act, as taxed at a maximum rate of 20%. Complete information will be computed and reported in conjunction with your 2024 Form 1099-DIV.
The qualifying percentage of the Fund’s ordinary income dividends for the purpose of the corporate dividends received deduction was 16.00%.
Qualified interest income is exempt from nonresident alien (NRA) tax withholding. The percentage of the Fund’s ordinary income distributions derived from qualified interest income was 55.27%.
42Pioneer Equity Premium Income Fund | Annual Report | 10/31/24

Approval of Renewal of Investment Management Agreement
Amundi Asset Management US, Inc. (“Amundi US”) serves as the investment adviser to Pioneer Equity Premium Income Fund (the “Fund”) pursuant to an investment management agreement between Amundi US and the Fund. In order for Amundi US to remain the investment adviser of the Fund, the Trustees of the Fund, including a majority of the Fund’s Independent Trustees, must determine annually whether to renew the investment management agreement for the Fund.
The contract review process began in January 2024 as the Trustees of the Fund agreed on, among other things, an overall approach and timeline for the process. Contract review materials were provided to the Trustees in March 2024, July 2024 and September 2024. In addition, the Trustees reviewed and discussed the Fund’s performance at regularly scheduled meetings throughout the year, and took into account other information related to the Fund provided to the Trustees at regularly scheduled meetings, in connection with the review of the Fund’s investment management agreement.
In March 2024, the Trustees, among other things, discussed the memorandum provided by Fund counsel that summarized the legal standards and other considerations that are relevant to the Trustees in their deliberations regarding the renewal of the investment management agreement, and reviewed and discussed the qualifications of the investment management teams for the Fund, as well as the level of investment by the Fund’s portfolio managers in the Fund. In July 2024, the Trustees, among other things, reviewed the Fund’s management fees and total expense ratios, the financial statements of Amundi US and its parent companies, profitability analyses provided by Amundi US, and analyses from Amundi US as to possible economies of scale. The Trustees also reviewed the profitability of the institutional business of Amundi US as compared to that of Amundi US’s fund management business, and considered the differences between the fees and expenses of the Fund and the fees and expenses of Amundi US’s institutional accounts, as well as the different services provided by Amundi US to the Fund and to the institutional accounts. The Trustees further considered contract review materials, including additional materials received in response to the Trustees’ request, in September 2024.
At a meeting held on September 17, 2024, based on their evaluation of the information provided by Amundi US and third parties, the Trustees of the Fund, including the Independent Trustees voting separately advised by independent counsel, unanimously approved the renewal of the investment
Pioneer Equity Premium Income Fund | Annual Report | 10/31/2443

management agreement for another year. In approving the renewal of the investment management agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.
Nature, Extent and Quality of Services
The Trustees considered the nature, extent and quality of the services that had been provided by Amundi US to the Fund, taking into account the investment objective and strategy of the Fund. The Trustees also reviewed Amundi US’s investment approach for the Fund and its research process. The Trustees considered Amundi US’ integration of environmental, social and governance (ESG) considerations into its investment research process. The Trustees considered the resources of Amundi US and the personnel of Amundi US who provide investment management services to the Fund. They also reviewed the amount of non-Fund assets managed by the portfolio managers of the Fund. They considered the non-investment resources and personnel of Amundi US that are involved in Amundi US’s services to the Fund, including Amundi US’s compliance, risk management, and legal resources and personnel. The Trustees considered the compliance services being provided to the Fund by Amundi US and how Amundi US has addressed any compliance issues during the past year. The Trustees noted the substantial attention and high priority given by Amundi US’s senior management to the Pioneer Fund complex, including with respect to the increasing regulation to which the Pioneer Funds are subject.
The Trustees considered that Amundi US supervises and monitors the performance of the Fund’s service providers and provides the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund’s business management and operations. The Trustees also considered that, as administrator, Amundi US is responsible for the administration of the Fund’s business and other affairs. The Trustees considered that the Fund reimburses Amundi US its pro rata share of Amundi US’s costs of providing administration services to the Pioneer Funds.
Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by Amundi US to the Fund were satisfactory and consistent with the terms of the investment management agreement.
Performance of the Fund
In considering the Fund’s performance, the Trustees regularly review and discuss throughout the year data prepared by Amundi US and information
44Pioneer Equity Premium Income Fund | Annual Report | 10/31/24

comparing the Fund’s performance with the performance of its peer group of funds, as classified by Morningstar, Inc. (Morningstar), and with the performance of the Fund’s benchmark index. They also discuss the Fund’s performance with Amundi US on a regular basis. The Trustees’ regular reviews and discussions were factored into the Trustees’ deliberations concerning the renewal of the investment management agreement.
Management Fee and Expenses
The Trustees considered information showing the fees and expenses of the Fund in comparison to the management fees of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party. The peer group comparisons referred to below are organized in quintiles. Each quintile represents one-fifth of the peer group. In all peer group comparisons referred to below, first quintile is most favorable to the Fund’s shareowners. The Trustees noted that they separately review and consider the impact of the Fund’s transfer agency and Fund- and Amundi US-paid expenses for sub-transfer agency and intermediary arrangements, and that the results of the most recent such review were considered in the consideration of the Fund’s expense ratio.
The Trustees considered that the Fund’s management fee for the most recent fiscal year was in the second quintile relative to the management fees paid by other funds in its Morningstar category for the comparable period. The Trustees considered that the expense ratio of the Fund’s Class Y shares for the most recent fiscal year was in the third quintile relative to its Strategic Insight peer group for the comparable period. The Trustees considered that the expense ratio of the Fund’s Class A shares for the most recent fiscal year was in the third quintile relative to its Strategic Insight peer group for the comparable period. The Trustees noted that Amundi US had agreed to waive fees and/or reimburse expenses in order to limit the ordinary operating expenses of the Fund.
The Trustees reviewed management fees charged by Amundi US to institutional and other clients, including publicly offered European funds sponsored by Amundi US’s affiliates, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered Amundi US’s costs in providing services to the Fund and Amundi US’s costs in providing services to the other clients and considered the differences in management fees and profit margins for fund and non-fund services. In evaluating the fees associated with Amundi US’s client accounts, the Trustees took into
Pioneer Equity Premium Income Fund | Annual Report | 10/31/2445

account the respective demands, resources and complexity associated with the Fund and other client accounts. The Trustees noted that, in some instances, the fee rates for those clients were lower than the management fee for the Fund and considered that, under the investment management and administration agreements with the Fund, Amundi US performs additional services for the Fund that it does not provide to those other clients or services that are broader in scope, including oversight of the Fund’s other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Fund is subject. The Trustees also considered the entrepreneurial risks associated with Amundi US’s management of the Fund.
The Trustees concluded that the management fee payable by the Fund to Amundi US was reasonable in relation to the nature and quality of the services provided by Amundi US.
Profitability
The Trustees considered information provided by Amundi US regarding the profitability of Amundi US with respect to the advisory services provided by Amundi US to the Fund, including the methodology used by Amundi US in allocating certain of its costs to the management of the Fund. The Trustees also considered Amundi US’s profit margin in connection with the overall operation of the Fund. They further reviewed the financial results, including the profit margins, realized by Amundi US from non-fund businesses. The Trustees considered Amundi US’s profit margins in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that Amundi US’s profitability with respect to the management of the Fund was not unreasonable.
Economies of Scale
The Trustees considered Amundi US’s views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with the Fund and Fund shareholders. The Trustees recognize that economies of scale are difficult to identify and quantify, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by Amundi US in research and analytical capabilities and Amundi US’s commitment and resource allocation to the Fund. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons including due to reductions in expenses. The Trustees concluded that economies of scale, if any, were being appropriately shared with the Fund.
46Pioneer Equity Premium Income Fund | Annual Report | 10/31/24

Other Benefits
The Trustees considered the other benefits that Amundi US enjoys from its relationship with the Fund. The Trustees considered the character and amount of fees paid or to be paid by the Fund, other than under the investment management agreement, for services provided by Amundi US and its affiliates. The Trustees further considered the revenues and profitability of Amundi US’s businesses other than the Fund business. To the extent applicable, the Trustees also considered the benefits to the Fund and to Amundi US and its affiliates from the use of “soft” commission dollars generated by the Fund to pay for research and brokerage services.
The Trustees considered that Amundi US is the principal U.S. asset management business of Amundi, which is one of the largest asset managers globally. Amundi’s worldwide asset management business manages over $2.1 trillion in assets (including the Pioneer Funds). The Trustees noted that Amundi US has access to additional research and portfolio management capabilities as a result of its relationship with Amundi and Amundi’s global presence. The Trustees considered that Amundi US and the Fund receive reciprocal intangible benefits from the relationship, including mutual brand recognition and, for the Fund, direct and indirect access to the resources of a large global asset manager. The Trustees concluded that any such benefits received by Amundi US as a result of its relationship with the Fund were reasonable.
Conclusion
After consideration of the factors described above as well as other factors, the Trustees, including the Independent Trustees, concluded that the investment management agreement for the Fund, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment management agreement.
Pioneer Equity Premium Income Fund | Annual Report | 10/31/2447

How to Contact Amundi
We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.
Call us for:

Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms
1-800-225-6292
FactFoneSM for automated fund yields, prices,
account information and transactions
1-800-225-4321
Retirement plans information	1-800-622-0176
Write to us:

Amundi
P.O. Box 534427
Pittsburgh, PA 15253-4427
Our toll-free fax	1-800-225-4240
Our internet e-mail address	us.askamundi@amundi.com (for general questions about Amundi only)
Visit our web site: www.amundi.com/us
This report must be preceded or accompanied by a prospectus.
The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s web site at https://www.sec.gov.

Amundi Asset Management US, Inc.
60 State Street
Boston, MA 02109
www.amundi.com/us
Securities offered through Amundi Distributor US, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
© 2024 Amundi Asset Management US, Inc. 24440-14-1224

ITEM 8. CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

N/A

ITEM 9. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES. (Unaudited)

Introduction

This Proxy Voting policy and the procedures set forth below are designed to complement Amundi US’ investment policies and procedures regarding its general responsibility to monitor the performance and/or corporate events of companies that are issuers of securities held in accounts managed by Amundi US. This policy sets forth Amundi US’ position on a number of issues for which proxies may be solicited but it does not include all potential voting scenarios or proxy events. Furthermore, because of the special issues associated with proxy solicitations by closed-end Funds, Amundi US will vote shares of closed-end Funds on a case- by-case basis.

Purpose

The purpose of this policy is to ensure that proxies for United States (“US”) and non-US companies that are received in a timely manner will be voted in accordance with the principles stated above. Unless the Proxy Voting Oversight Group (as described below) specifically determines otherwise, all shares in a company held by Amundi US-managed accounts for which Amundi US has proxy-voting authority will be voted alike, unless a client has given specific voting instructions on an issue.

Scope

Amundi US does not delegate the authority to vote proxies relating to securities held by its clients to any of its affiliates. Any questions about this policy should be directed to Amundi US’ Chief of Staff U.S. Investments (the “Proxy Coordinator”).

Oversight and Governance

Administration

The development, implementation, and management, to this Policy is the responsibility of the Policy Contact, in conjunction with the Policy Owner and relevant stakeholders.

Policy Exceptions

Temporary deviation from the requirements of this Policy is deemed an Exception. Exceptions are expected to be infrequent but may be justified to address and/or resolve specific internal business needs. Exceptions are to be raised to the Policy Owner for approval.

Policy Requirements

Roles and Responsibility

The below table outlines the roles and responsibilities applicable to this policy:

Individual Role	Responsibility
Policy Owner and Contact	Reviews and updates of this Policy as necessary.

Pioneer Funds Board of Trustees and US Compliance Committee	Provides final approval of material updates to this Policy, as necessary.

Policy

Each of the Pioneer Funds and certain other clients of Amundi Asset Management US, Inc. (“Amundi US”) have delegated responsibility to vote proxies related to portfolio holdings to Amundi US. Amundi US is a fiduciary that owes each of its clients the duties of care and loyalty with respect to all services undertaken on the client’s behalf, including voting proxies for securities held by the client. When Amundi US has been delegated proxy-voting authority for a client, the duty of care requires Amundi US to monitor corporate events and to vote the proxies. To satisfy its duty of loyalty, Amundi US must place the client’s interests ahead of its own and must cast proxy votes in a manner consistent with the best interest of the client. It is Amundi US’ policy to vote proxies presented to Amundi US in a timely manner in accordance with these principles.

Amundi US’ fundamental concern in voting proxies is the economic effect of the proposal on the value of portfolio holdings, considering both the short- and long-term impact. In many instances, Amundi US believes that supporting the company’s strategy and voting “for” management’s proposals builds portfolio value. In other cases, however, proposals set forth by management may have a negative effect on that value, while some shareholder proposals may hold the best prospects for enhancing it. Amundi US monitors developments in the proxy voting arena and will revise this policy as needed.

Amundi US believes that environmental, social and governance (ESG) factors can affect companies’ long-term prospects for success and the sustainability of their business models. Since ESG factors that may affect corporate performance and economic value are considered by our investment professionals as part of the investment management process, Amundi US also considers these factors when reviewing proxy proposals. This approach is consistent with the stated investment objectives and policies of funds and investment strategies.

It should be noted that the proxy voting guidelines below are guidelines, not rules, and Amundi US reserves the right in all cases to vote contrary to guidelines where doing so is determined to represent the best economic interests of our clients. Further, the Pioneer Funds or other clients of Amundi US may direct Amundi US to vote contrary to guidelines.

Amundi US’ clients may request copies of their proxy voting records and of Amundi US’ proxy voting policies and procedures by either sending a written request to Amundi US’ Proxy Coordinator, or clients may review Amundi US’ proxy voting policies and procedures on-line at amundi.com/usinvestors. Amundi US may describe to clients its proxy voting policies and procedures by delivering a copy of Amundi US’ Form ADV (Part II), by separate notice to the client or by other means.

Procedures

Proxy Voting Service

Amundi US has engaged an independent proxy voting service to assist in the voting of proxies. The proxy voting service works with custodians to ensure that all proxy materials are received by the custodians and are processed in a timely fashion. The proxy voting service votes all proxies in accordance with the proxy voting guidelines established by Amundi US and set forth herein, to the extent applicable. The proxy voting service will refer proxy questions to the Proxy Coordinator (described below) for instructions under circumstances where: (1) the application of the proxy voting guidelines is unclear; (2) a particular proxy question is not covered by the guidelines; or (3) the guidelines call for specific instructions on a case-by-case basis. The proxy voting service is also requested to call to the Proxy Coordinator’s attention specific proxy questions that, while governed by a guideline, appear to involve unusual or controversial issues. Amundi US reserves the right to attend a meeting in person and may do so when it determines that the company or the matters to be voted on at the meeting are strategically important to its clients.

To supplement its own research and analysis in determining how to vote on a particular proxy proposal, Amundi US may utilize research, analysis or recommendations provided by the proxy voting service on a case-by-case basis. Amundi US does not, as a policy, follow the assessments or recommendations provided by the proxy voting service without its own analysis and determination.

Proxy Coordinator

The Proxy Coordinator coordinates the voting, procedures and reporting of proxies on behalf of Amundi US’ clients. The Proxy Coordinator will deal directly with the proxy voting service and, in the case of proxy questions referred by the proxy voting service, will solicit voting recommendations and instructions from the Portfolio Management Group, or, to the extent applicable, investment sub-advisers. The Proxy Coordinator is responsible for ensuring that these questions and referrals are responded to in a timely fashion and for transmitting appropriate voting instructions to the proxy voting service. The Proxy Coordinator is responsible for verifying with the General Counsel or his or her designee whether Amundi US’ voting power is subject to any limitations or guidelines issued by the client (or in the case of an employee benefit plan, the plan’s trustee or other fiduciaries).

Referral Items

The proxy voting service will refer proxy questions to the Proxy Coordinator or his or her designee that are described by Amundi US’ proxy voting guidelines as to be voted on a case- by-case basis, that are not covered by Amundi US’ guidelines or where Amundi US’ guidelines may be unclear with respect to the matter to be voted on. Under such circumstances, the Proxy Coordinator will seek a written voting recommendation from the Chief Investment Officer, U.S or his or her designated equity portfolio-management representative. Any such recommendation will include: (i) the manner in which the proxies should be voted; (ii) the rationale underlying any such decision; and (iii) the disclosure of any contacts or communications made between Amundi US and any outside parties concerning the proxy proposal prior to the time that the voting instructions are provided.

Securities Lending

In accordance with industry standards, proxies are not available to be voted when the shares are out on loan through either Amundi US’ lending program or a client’s managed security lending program. However, Amundi US will reserve the right to recall lent securities so that they may be voted according to Amundi US’ instructions. If a portfolio manager would like to vote a block of previously lent shares, the Proxy Coordinator will work with the portfolio manager and Investment Operations to recall the security, to the extent possible, to facilitate the vote on the entire block of shares. Certain clients participate in securities lending programs. Although such programs allow for the recall of securities for any reason, Amundi US may determine not to vote securities on loan and it may not always be possible for securities on loan to be recalled in time to be voted.

Share-Blocking

“Share-blocking” is a market practice whereby shares are sent to a custodian (which may be different than the account custodian) for record keeping and voting at the general meeting. The shares are unavailable for sale or delivery until the end of the blocking period (typically the day after general meeting date).

Amundi US will vote in those countries with “share-blocking.” In the event a manager would like to sell a security with “share-blocking”, the Proxy Coordinator will work with the Portfolio Manager and Investment Operations Department to recall the shares (as allowable within the market time-frame and practices) and/or communicate with executing brokerage firm. A list of countries with “share-blocking” is available from the Investment Operations Department upon request.

Proxy Voting Oversight Group

The members of the Proxy Voting Oversight Group include Amundi US’ Chief Investment Officer, U.S. or his or her designated equity portfolio management representative, the Chief of Staff, U.S., and the Chief Compliance Officer of the Adviser and Funds. Other members of Amundi US will be invited to attend meetings and otherwise participate as necessary. The Chief of Staff, U.S. will chair the Proxy Voting Oversight Group.

The Proxy Voting Oversight Group is responsible for developing, evaluating, and changing (when necessary) Amundi US’ proxy voting policies and procedures. The Group meets at least annually to evaluate and review this policy and the services of its third-party proxy voting service. In addition, the Proxy Voting Oversight Group will meet as necessary to vote on referral items and address other business as necessary.

Amendments

Amundi US may not amend this policy without the prior approval of the Proxy Voting Oversight Group. Amendments to this policy with respect to votes to be cast on behalf of any of the Pioneer Funds also shall be presented to the Board of Trustees of the Pioneer Funds for its review and advance approval.

Form N-PX

The Proxy Coordinator and the Director of Regulatory Reporting are responsible for ensuring that Form NP-X documents receive the proper review by a member of the Proxy Voting Oversight Group prior to a Fund officer signing the forms.

The Proxy Coordinator will provide the Compliance department with a copy of each Form N-PX filing prepared by the proxy voting service.

Compliance files N-PX. The Compliance department will ensure that a corresponding Form N- PX exists for each Amundi US registered investment company.

Following this review, each Form N-PX is formatted for public dissemination via the EDGAR system.

Prior to submission, each Form N-PX is to be presented to the Fund officer for a final review and signature.

Copies of the Form N-PX filings and their submission receipts are maintained according to Amundi US record keeping policies.

Proxy Voting Guidelines

Administrative

While administrative items appear infrequently in U.S. issuer proxies, they are quite common in non-U.S. proxies.

We will generally support these and similar management proposals:

•	Corporate name change.

•	A change of corporate headquarters.

•	Stock exchange listing.

•	Establishment of time and place of annual meeting.

•	Adjournment or postponement of annual meeting.

•	Acceptance/approval of financial statements.

•	Approval of dividend payments, dividend reinvestment plans and other dividend-related proposals.

•	Approval of minutes and other formalities.

•	Authorization of the transferring of reserves and allocation of income.

•	Amendments to authorized signatories.

•	Approval of accounting method changes or change in fiscal year-end.

•	Acceptance of labor agreements.

•	Appointment of internal auditors.

Amundi US will vote on a case-by-case basis on other routine administrative items; however, Amundi US will oppose any routine proposal if insufficient information is presented in advance to allow Amundi US to judge the merit of the proposal. Amundi US has also instructed its proxy voting service to inform Amundi US of its analysis of any administrative items that may be inconsistent, in its view, with Amundi US’ goal of supporting the value of its clients’ portfolio holdings so that Amundi US may consider and vote on those items on a case-by-case basis in its discretion.

Auditors

We normally vote for proposals to:

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Ratify the auditors. We will consider a vote against if we are concerned about the auditors’ independence or their past work for the company. Specifically, we will oppose the ratification of auditors and withhold votes for audit committee members if non-audit fees paid by the company to the auditing firm exceed the sum of audit fees plus audit-related fees plus permissible tax fees according to the disclosure categories proposed by the Securities and Exchange Commission.

•	Restore shareholder rights to ratify the auditors.

We will normally oppose proposals that require companies to:

•	Seek bids from other auditors.

•	Rotate auditing firms, except where the rotation is statutorily required or where rotation would demonstrably strengthen financial disclosure.

•	Indemnify auditors.

•	Prohibit auditors from engaging in non-audit services for the company.

Board of Directors

On issues related to the board of directors, Amundi US normally supports management. We will, however, consider a vote against management in instances where corporate performance has been poor or where the board appears to lack independence. We also believe that a well balanced board with diverse perspectives is conducive to sound corporate governance. In our view, diversity of expertise, skill, gender, ethnicity, and race may contribute to the overall quality of decision making and risk management.

General Board Issues

Amundi US will vote for:

•	Audit, compensation and nominating committees composed of independent directors exclusively.

•	Indemnification for directors for actions taken in good faith in accordance with the business judgment rule. We will vote against proposals for broader indemnification.

•	Changes in board size that appear to have a legitimate business purpose and are not primarily for anti-takeover reasons.

•	Election of an honorary director.

We will vote against:

•	Minimum stock ownership by directors.

•	Term limits for directors. Companies benefit from experienced directors, and shareholder control is better achieved through annual votes.

•	Requirements for union or special interest representation on the board.

•	Requirements to provide two candidates for each board seat.

We will vote on a case-by case basis on these issues:

•	Separate chairman and CEO positions. We will consider voting with shareholders on these issues in cases of poor corporate performance.

Elections of Directors

In uncontested elections of directors we will vote against:

•	Individual directors with absenteeism above 25% without valid reason. We support proposals that require disclosure of director attendance.

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Insider directors and affiliated outsiders who sit on the audit, compensation, stock option or nominating committees. For the purposes of our policy, we use the definition of affiliated directors provided by our proxy voting service.

We will also vote against:

•	Directors who have failed to act on a takeover offer where the majority of shareholders have tendered their shares.

•	Directors who appear to lack independence or are associated with poor corporate or governance performance.

We will vote on a case-by case basis on these issues:

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Re-election of directors who have implemented or renewed a dead hand or modified dead-hand poison pill (a “dead-hand poison pill” is a shareholder rights plan that may be altered only by incumbent or “dead” directors. These plans prevent a potential acquirer from disabling a poison pill by obtaining control of the board through a proxy vote).

•	Contested election of directors.

•	Election of a greater number of independent directors (in order to move closer to a majority of independent directors) in cases of poor performance.

•	Mandatory retirement policies.

•	Directors who have ignored a shareholder proposal that has been approved by shareholders for two consecutive years.

We will vote for:

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Precatory and binding resolutions requesting that the board changes the company’s bylaws to stipulate that directors need to be elected with affirmative majority of votes cast, provided that the resolutions allow for plurality voting in cases of contested elections.

Takeover-Related Measures

Amundi US is generally opposed to proposals that may discourage takeover attempts. We believe that the potential for a takeover helps ensure that corporate performance remains high.

Amundi US will vote for:

•	Cumulative voting.

•	Increasing the ability for shareholders to call special meetings.

•	Increasing the ability for shareholders to act by written consent.

•	Restrictions on the ability to make greenmail payments.

•	Submitting rights plans to shareholder vote.

•	Rescinding shareholder rights plans (“poison pills”).

•	Opting out of the following state takeover statutes:

•	Control share acquisition statutes, which deny large holders voting rights on holdings over a specified threshold.

•	Control share cash-out provisions, which require large holders.

•	to acquire shares from other holders.

•	Freeze-out provisions, which impose a waiting period on large holders before they can attempt to gain control.

•	Stakeholder laws, which permit directors to consider interests of non-shareholder constituencies.

•	Disgorgement provisions, which require acquirers to disgorge profits on purchases made before gaining control.

•	Fair price provisions.

•	Authorization of shareholder rights plans.

•	Labor protection provisions.

•	Mandatory classified boards.

We will vote on a case-by-case basis on the following issues:

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Fair price provisions. We will vote against provisions requiring supermajority votes to approve takeovers. We will also consider voting against proposals that require a supermajority vote to repeal or amend the provision. Finally, we will consider the mechanism used to determine the fair price; we are generally opposed to complicated formulas or requirements to pay a premium.

•	Opting out of state takeover statutes regarding fair price provisions. We will use the criteria used for fair price provisions in general to determine our vote on this issue.

•	Proposals that allow shareholders to nominate directors.

We will vote against:

•	Classified boards, except in the case of closed-end funds, where we shall vote on a case-by-case basis.

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Limiting shareholder ability to remove or appoint directors. We will support proposals to restore shareholder authority in this area. We will review on case-by-case basis proposals that authorize the board to make interim appointments.

•	Classes of shares with unequal voting rights.

•	Supermajority vote requirements.

•	Severance packages (“golden” and “tin” parachutes). We will support proposals to put these packages to shareholder vote.

•	Reimbursement of dissident proxy solicitation expenses. While we ordinarily support measures that encourage takeover bids, we believe that management should have full control over corporate funds.

•	Extension of advance notice requirements for shareholder proposals.

•	Granting board authority normally retained by shareholders, particularly the right to amend the corporate charter.

•	Shareholder rights plans (“poison pills”). These plans generally allow shareholders to buy additional shares at a below-market price in the event of a change in control and may deter some bids.

Capital Structure

Managements need considerable flexibility in determining the company’s financial structure, and Amundi US normally supports managements’ proposals in this area. We will, however, reject proposals that impose high barriers to potential takeovers.

Amundi US will vote for:

•	Changes in par value.

•	Reverse splits, if accompanied by a reduction in number of shares.

•	Shares repurchase programs, if all shareholders may participate on equal terms.

•	Bond issuance.

•	Increases in “ordinary” preferred stock.

•	Proposals to have blank-check common stock placements (other than shares issued in the normal course of business) submitted for shareholder approval.

•	Cancellation of company treasury shares.

We will vote on a case-by-case basis on the following issues:

•	Reverse splits not accompanied by a reduction in number of shares, considering the risk of delisting.

•	Increase in authorized common stock. We will make a determination considering, among other factors:

•	Number of shares currently available for issuance;

•	Size of requested increase (we would normally approve increases of up to 100% of current authorization);

•	Proposed use of the proceeds from the issuance of additional shares; and

•	Potential consequences of a failure to increase the number of shares outstanding (e.g., delisting or bankruptcy).

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Blank-check preferred. We will normally oppose issuance of a new class of blank-check preferred, but may approve an increase in a class already outstanding if the company has demonstrated that it uses this flexibility appropriately.

•	Proposals to submit private placements to shareholder vote.

•	Other financing plans.

We will vote against preemptive rights that we believe limit a company’s financing flexibility.

Compensation

Amundi US supports compensation plans that link pay to shareholder returns and believes that management has the best understanding of the level of compensation needed to attract and retain qualified people. At the same time, stock-related compensation plans have a significant economic impact and a direct effect on the balance sheet. Therefore, while we do not want to micromanage a company’s compensation programs, we place limits on the potential dilution these plans may impose.

Amundi US will vote for:

•	401(k) benefit plans.

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Employee stock ownership plans (ESOPs), as long as shares allocated to ESOPs are less than 5% of outstanding shares. Larger blocks of stock in ESOPs can serve as a takeover defense. We will support proposals to submit ESOPs to shareholder vote.

•	Various issues related to the Omnibus Budget and Reconciliation Act of 1993 (OBRA), including:

•	Amendments to performance plans to conform with OBRA;

•	Caps on annual grants or amendments of administrative features;

•	Adding performance goals; and

•	Cash or cash-and-stock bonus plans.

•	Establish a process to link pay, including stock-option grants, to performance, leaving specifics of implementation to the company.

•	Require that option repricing be submitted to shareholders.

•	Require the expensing of stock-option awards.

•	Require reporting of executive retirement benefits (deferred compensation, split dollar life insurance, SERPs, and pension benefits).

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Employee stock purchase plans where the purchase price is equal to at least 85% of the market price, where the offering period is no greater than 27 months and where potential dilution (as defined below) is no greater than 10%.

We will vote on a case-by-case basis on the following issues:

•	Shareholder proposals seeking additional disclosure of executive and director pay information.

•	Executive and director stock-related compensation plans. We will consider the following factors when reviewing these plans:

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The program must be of a reasonable size. We will approve plans where the combined employee and director plans together would generate less than 15% dilution. We will reject plans with 15% or more potential dilution.

Dilution = (A + B + C) / (A + B + C + D), where

A = Shares reserved for plan/amendment,

B = Shares available under continuing plans,

C = Shares granted but unexercised and

D = Shares outstanding.

•	The plan must not:

•	Explicitly permit unlimited option repricing authority or have allowed option repricing in the past without shareholder approval.

•	Be a self-replenishing “evergreen” plan or a plan that grants discount options and tax offset payments.

•	We are generally in favor of proposals that increase participation beyond executives.

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We generally support proposals asking companies to adopt rigorous vesting provisions for stock option plans such as those that vest incrementally over, at least, a three- or four-year period with a pro rata portion of the shares becoming exercisable on an annual basis following grant date.

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We generally support proposals asking companies to disclose their window period policies for stock transactions. Window period policies ensure that employees do not exercise options based on insider information contemporaneous with quarterly earnings releases and other material corporate announcements.

•	We generally support proposals asking companies to adopt stock holding periods for their executives.

•	All other employee stock purchase plans.

•	All other compensation-related proposals, including deferred compensation plans, employment agreements, loan guarantee programs and retirement plans.

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All other proposals regarding stock compensation plans, including extending the life of a plan, changing vesting restrictions, repricing options, lengthening exercise periods or accelerating distribution of awards and pyramiding and cashless exercise programs.

We will vote against:

•	Pensions for non-employee directors. We believe these retirement plans reduce director objectivity.

•	Elimination of stock option plans.

We will vote on a case-by case basis on these issues:

•	Limits on executive and director pay.

•	Stock in lieu of cash compensation for directors.

Corporate Governance

Amundi US will vote for:

•	Confidential voting.

•	Equal access provisions, which allow shareholders to contribute their opinions to proxy materials.

•	Proposals requiring directors to disclose their ownership of shares in the company.

We will vote on a case-by-case basis on the following issues:

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Change in the state of incorporation. We will support reincorporations 16 supported by valid business reasons. We will oppose those that appear to be solely for the purpose of strengthening takeover defenses.

•	Bundled proposals. We will evaluate the overall impact of the proposal.

•	Adopting or amending the charter, bylaws or articles of association.

•	Shareholder appraisal rights, which allow shareholders to demand judicial review of an acquisition price.

We will vote against:

•	Shareholder advisory committees. While management should solicit shareholder input, we prefer to leave the method of doing so to management’s discretion.

•	Limitations on stock ownership or voting rights.

•	Reduction in share ownership disclosure guidelines.

Mergers and Restructurings

Amundi US will vote on the following and similar issues on a case-by-case basis:

•	Mergers and acquisitions.

•	Corporate restructurings, including spin-offs, liquidations, asset sales, joint ventures, conversions to holding company and conversions to self-managed REIT structure.

•	Debt restructurings.

•	Conversion of securities.

•	Issuance of shares to facilitate a merger.

•	Private placements, warrants, convertible debentures.

•	Proposals requiring management to inform shareholders of merger opportunities.

We will normally vote against shareholder proposals requiring that the company be put up for sale.

Investment Companies

Many of our portfolios may invest in shares of closed-end funds or open-end funds (including exchange-traded funds). The non-corporate structure of these investments raises several unique proxy voting issues.

Amundi US will vote for:

•	Establishment of new classes or series of shares.

•	Establishment of a master-feeder structure.

Amundi US will vote on a case-by-case basis on:

•

Changes in investment policy. We will normally support changes that do not affect the investment objective or overall risk level of the fund. We will examine more fundamental changes on a case-by-case basis.

•	Approval of new or amended advisory contracts.

•	Changes from closed-end to open-end format.

•	Election of a greater number of independent directors.

•	Authorization for, or increase in, preferred shares.

•	Disposition of assets, termination, liquidation, or mergers.

•	Classified boards of closed-end funds, but will typically support such proposals.

In general, business development companies (BDCs) are not considered investment companies for these purposes but are treated as corporate issuers.

Environmental and Social Issues

Amundi US believes that environmental and social issues may influence corporate performance and economic return. Indeed, by analyzing all of a company’s risks and opportunities, Amundi US can better assess its intrinsic value and long-term economic prospects.

When evaluating proxy proposals relating to environmental or social issues, decisions are made on a case-by-case basis. We consider each of these proposals based on the impact to the company’s shareholders and economic return, the specific circumstances at each individual company, any potentially adverse economic concerns, and the current policies and practices of the company.

For example, shareholder proposals relating to environmental and social issues, and on which we will vote on a base-by-case basis, may include those seeking that a company:

•	Conduct studies regarding certain environmental or social issues;

•	Study the feasibility of the company taking certain actions with regard to such issues; or

•	Take specific action, including adopting or ceasing certain behavior and adopting company standards and principles, in relation to such issues.

In general, Amundi US believes these issues are important and should receive management attention.

Amundi US will support proposals where we believe the proposal, if implemented, would improve the prospects for the long-term success of the business and would provide value to the company and its shareholders. Amundi US may abstain on shareholder proposals with regard to environmental and social issues in cases where we believe the proposal, if implemented, would not be in the economic interests of the company, or where implementing the proposal would constrain management flexibility or would be unduly difficult, burdensome or costly.

When evaluating proxy proposals relating to environmental or social issues, Amundi US may consider the following factors or other factors deemed relevant, given such weight as deemed appropriate:

•	approval of the proposal helps improve the company’s practices;

•	approval of the proposal can improve shareholder value;

•	the company’s current stance on the topic is likely to have negative effects on its business position or reputation in the short, medium, or long term;

•	the company has already put appropriate action in place to respond to the issue contained in the proposal;

•	the company’s reasoning against approving the proposal responds appropriately to the various points mentioned by the shareholder when the proposal was presented;

•	the solutions recommended in the proposal are relevant and appropriate, and if the topic of the proposal would not be better addressed through another means.

In the event of failures in risk management relating to environmental and social issues, Amundi US may vote against the election of directors responsible for overseeing those areas. Issues of special concern to Amundi US include corporate commitments to mitigating climate effects; achieving a diverse board of directors and employee base; And maintaining sound and safe working conditions, equitable compensation practices, and opportunities for career advancement. Amundi US will vote against proposals calling for substantial changes in the company’s business or activities. We will also normally vote against proposals with regard to contributions, believing that management should control the routine disbursement of funds. In each case, fundamental consideration governing votes cast on behalf of any of the Pioneer Funds in these areas is Amundi US’ assessment of the potential impact on shareholder value.

Conflicts of Interest

Amundi US recognizes that in certain circumstances a conflict of interest may arise when Amundi US votes a proxy.

A conflict of interest occurs when Amundi US’ interests interfere, or appear to interfere, with the interests of Amundi US’ clients.

A conflict may be actual or perceived and may exist, for example, when the matter to be voted on concerns:

•	An affiliate of Amundi US, such as another company belonging to the Credit Agricole banking group ( “Credit Agricole Affiliate”);

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An issuer of a security for which Amundi US acts as a sponsor, advisor, manager, custodian, distributor, underwriter, broker, or other similar capacity (including those securities specifically declared by its parent Amundi to present a conflict of interest for Amundi US);

•

An issuer of a security for which Amundi has informed Amundi US that a Credit Agricole Affiliate acts as a sponsor, advisor, manager, custodian, distributor, underwriter, broker, or other similar capacity; or

•	A person with whom Amundi US (or any of its affiliates) has an existing, material contract or business relationship.

Any member of the Proxy Voting Oversight Group and any other associate involved in the proxy voting process with knowledge of any apparent or actual conflict of interest must disclose such conflict to the Proxy Coordinator and the Chief Compliance Officer of Amundi US and the Funds. If any associate is lobbied or pressured with respect to any voting decision, whether within or outside of Amundi US, he or she should contact a member of the Proxy Voting Oversight Group or Amundi US’ Chief Compliance Officer.

The Proxy Voting Oversight Group will review each item referred to Amundi US by the proxy voting service to determine whether an actual or potential conflict of interest exists in connection with the proposal(s) to be voted upon. The review will be conducted by comparing the apparent parties affected by the proxy proposal being voted upon against the Controller’s and Compliance Department’s internal list of interested persons and, for any matches found, evaluating the anticipated magnitude and possible probability of any conflict of interest being present. The Proxy Voting Oversight Group may cause any of the following actions to be taken when a conflict of interest is present:

•	Vote the proxy in accordance with the vote indicated under “Voting Guidelines,” if a vote is indicated, or

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Direct the independent proxy voting service to vote the proxy in accordance with its independent assessment or that of another independent adviser appointed by Amundi US or the applicable client for this purpose.

If the Proxy Voting Oversight Group perceives a material conflict of interest, the Group may also choose to disclose the conflict to the affected clients and solicit their consent to proceed with the vote or their direction (including through a client’s fiduciary or other adviser), or may take such other action in good faith (in consultation with counsel) that would protect the interests of clients.

For each referral item, the determination regarding the presence or absence of any actual or potential conflict of interest will be documented in a Conflicts of Interest Report prepared by the Proxy Coordinator.

The Proxy Voting Oversight Group will review periodically the independence of the proxy voting service. This may include a review of the service’s conflict management procedures and other documentation and an evaluation as to whether the service continues to have the competency and capacity to vote proxies.

Decisions Not to Vote Proxies

Although it is Amundi US’ general policy to vote all proxies in accordance with the principles set forth in this policy, there may be situations in which the Proxy Voting Oversight Group does not vote a proxy referred to it. For example, because of the potential conflict of interest inherent in voting shares of a Credit Agricole Affiliate, Amundi US will abstain from voting the shares unless otherwise directed by a client. In such a case, the Proxy Coordinator will inform Amundi Compliance before exercising voting rights.

There exist other situations in which the Proxy Voting Oversight Group may refrain from voting a proxy. For example, if the cost of voting a foreign security outweighs the benefit of voting, the Group may not vote the proxy. The Group may not be given enough time to process a vote, perhaps because its receives a meeting notice too late or it cannot obtain a translation of the agenda in the time available. If Amundi US has outstanding “sell” orders, the proxies for shares subject to the order may not be voted to facilitate the sale. Although Amundi US may hold shares on a company’s record date, if the shares are sold prior to the meeting date the Group may decide not to vote those shares.

Recordkeeping

The Proxy Coordinator shall ensure that Amundi US’ proxy voting service:

•	Retains a copy of each proxy statement received (unless the proxy statement is available from the SEC’s Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system);

•	Retains a record of the vote cast;

•	Prepares Form N-PX for filing on behalf of each client that is a registered investment company; and

•	Is able to promptly provide Amundi US with a copy of the voting record upon its request.

The Proxy Coordinator shall ensure that for those votes that may require additional documentation (i.e. conflicts of interest, exception votes and case-by-case votes) the following records are maintained:

•	A record memorializing the basis for each referral vote cast;

•	A copy of any document created by Amundi US that was material in making the decision on how to vote the subject proxy;

•	A copy of any recommendation or analysis furnished by the proxy voting service; and

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A copy of any conflict notice, conflict consent or any other written communication (including emails or other electronic communications) to or from the client (or in the case of an employee benefit plan, the plan’s trustee or other fiduciaries) regarding the subject proxy vote cast by, or the vote recommendation of, Amundi US.

Amundi US shall maintain the above records in the client’s file in accordance with applicable regulations.

Copies of this policy, and copies of records related to this policy shall be kept in accordance with Amundi US’ Books and Records Policy. This policy and procedure shall be periodically reviewed and updated consistent with the requirements and standards established by Amundi US.

Escalation and Management Reporting

Escalation

It is each associate’s responsibility to contact his or her business unit head, the Proxy Coordinator, a member of the Proxy Voting Oversight Group or Amundi US’ Chief Compliance Officer if he or she becomes aware of any possible noncompliance with this policy.

Management Reporting

Reporting is done to senior leadership on an as needed basis.

Training

Amundi US will conduct periodic training regarding proxy voting and this policy. It is the responsibility of the business line policy owner and the applicable Compliance Department to coordinate and conduct such training.

Review and Approval

Review

This Policy must be reviewed and validated annually (12-months) by the Policy Contact or designee, in conjunction with the Policy Owner and relevant stakeholders.

Approval

Material Updates to this Policy must be approved by the Pioneer Funds’ Board of Trustees and/or US Compliance Committee, as necessary.

Related regulations

•	Rule 30b1-4, Rule 31a1-3, and Rule 38a-1 under the Investment Company Act of 1940

•	Rule 206(4)-6 and Rule 204-2 under the Investment Advisers Act of 1940

•	Form N-1A

•	Form N-PX

Item 10. REMUNERATION PAID TO DIRECTORS, OFFICERS, AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES. (Unaudited)

Each Board Member also serves as a Board Member of other Funds in the Pioneer Family of Funds complex. Annual retainer fees and attendance fees are allocated to each Fund based on net assets. Trustees’ fees paid by the Fund are within Item 7. Statement of Operations as Trustees’ fees and expenses.

Item 11. STATEMENT REGARDING BASIS FOR APPROVAL OF INVESMENT ADVISORY CONTRACT. (Unaudited)

Pioneer Series Trust VI

Approval of Renewal of Investment Management Agreement

Amundi Asset Management US, Inc. (“Amundi US”) serves as the investment adviser to Pioneer Floating Rate Fund (the “Fund”) pursuant to an investment management agreement between Amundi US and the Fund. In order for Amundi US to remain the investment adviser of the Fund, the Trustees of the Fund, including a majority of the Fund’s Independent Trustees, must determine annually whether to renew the investment management agreement for the Fund.

The contract review process began in January 2024 as the Trustees of the Fund agreed on, among other things, an overall approach and timeline for the process. Contract review materials were provided to the Trustees in March 2024, July 2024 and September 2024. In addition, the Trustees reviewed and discussed the Fund’s performance at regularly scheduled meetings throughout the year, and took into account other information related to the Fund provided to the Trustees at regularly scheduled meetings, in connection with the review of the Fund’s investment management agreement.

In March 2024, the Trustees, among other things, discussed the memorandum provided by Fund counsel that summarized the legal standards and other considerations that are relevant to the Trustees in their deliberations regarding the renewal of the investment management agreement, and reviewed and discussed the qualifications of the investment management teams for the Fund, as well as the level of investment by the Fund’s portfolio managers in the Fund. In July 2024, the Trustees, among other things, reviewed the Fund’s management fees and total expense ratios, the financial statements of Amundi US and its parent companies, profitability analyses provided by Amundi US, and analyses from Amundi US as to possible economies of scale. The Trustees also reviewed the profitability of the institutional business of Amundi US as compared to that of Amundi US’s fund management business, and considered the differences between the fees and expenses of the Fund and the fees and expenses of Amundi US’s institutional accounts, as well as the different services provided by Amundi US to the Fund and to the institutional accounts. The Trustees further considered contract review materials, including additional materials received in response to the Trustees’ request, in September 2024.

At a meeting held on September 17, 2024, based on their evaluation of the information provided by Amundi US and third parties, the Trustees of the Fund, including the Independent Trustees voting separately advised by independent counsel, unanimously approved the renewal of the investment management agreement for another year. In approving the renewal of the investment management agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.

Nature, Extent and Quality of Services. The Trustees considered the nature, extent and quality of the services that had been provided by Amundi US to the Fund, taking into account the investment objective and strategy of the Fund. The Trustees also reviewed Amundi US’s investment approach for the Fund and its research process. The Trustees considered Amundi US’ integration of environmental, social and governance (ESG) considerations into its investment research process. The Trustees considered the resources of Amundi US and the personnel of Amundi US who provide investment management services to the Fund. They also reviewed the amount of non-Fund assets managed by the portfolio managers of the Fund. They considered the non-investment resources and personnel of Amundi US that are involved in Amundi US’s services to the Fund, including Amundi US’s compliance, risk management, and legal resources and personnel. The Trustees considered the compliance services being provided to the Fund by Amundi US and how Amundi US has addressed any compliance issues during the past year. The Trustees noted the substantial attention and high priority given by Amundi US’s senior management to the Pioneer Fund complex, including with respect to the increasing regulation to which the Pioneer Funds are subject.

The Trustees considered that Amundi US supervises and monitors the performance of the Fund’s service providers and provides the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund’s business management and operations. The Trustees also considered that, as administrator, Amundi US is responsible for the administration of the Fund’s business and other affairs. The Trustees considered that the Fund reimburses Amundi US its pro rata share of Amundi US’s costs of providing administration services to the Pioneer Funds.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by Amundi US to the Fund were satisfactory and consistent with the terms of the investment management agreement.

Performance of the Fund. In considering the Fund’s performance, the Trustees regularly review and discuss throughout the year data prepared by Amundi US and information comparing the Fund’s performance with the performance of its peer group of funds, as classified by Morningstar, Inc. (Morningstar), and with the performance of the Fund’s benchmark index. They also discuss the Fund’s performance with Amundi US on a regular basis. The Trustees’ regular reviews and discussions were factored into the Trustees’ deliberations concerning the renewal of the investment management agreement.

Management Fee and Expenses. The Trustees considered information showing the fees and expenses of the Fund in comparison to the management fees of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party. The peer group comparisons referred to below are organized in quintiles. Each quintile represents one-fifth of the peer group. In all peer group comparisons referred to below, first quintile is most favorable to the Fund’s shareowners. The Trustees noted that they separately review and consider the impact of the Fund’s transfer agency and Fund- and Amundi US-paid expenses for sub-transfer agency and intermediary arrangements, and that the results of the most recent such review were considered in the consideration of the Fund’s expense ratio.

The Trustees considered that the Fund’s management fee for the most recent fiscal year was in the third quintile relative to the management fees paid by other funds in its Morningstar category for the comparable period. The Trustees considered that the expense ratio of the Fund’s Class Y shares for the most recent fiscal year was in the second quintile relative to its Strategic Insight peer group for the comparable period. The Trustees noted that Amundi US had agreed to waive fees and/or reimburse expenses in order to limit the ordinary operating expenses of the Fund.

The Trustees reviewed management fees charged by Amundi US to institutional and other clients, including publicly offered European funds sponsored by Amundi US’s affiliates, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered Amundi US’s costs in providing services to the Fund and Amundi US’s costs in providing services to the other clients and considered the differences in management fees and profit margins for fund and non-fund services. In evaluating the fees associated with Amundi US’s client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Fund and other client accounts. The Trustees noted that, in some instances, the fee rates for those clients were lower than the management fee for the Fund and considered that, under the investment management and administration agreements with the Fund, Amundi US performs additional services for the Fund that it does not provide to those other clients or services that are broader in scope, including oversight of the Fund’s other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Fund is subject. The Trustees also considered the entrepreneurial risks associated with Amundi US’s management of the Fund.

The Trustees concluded that the management fee payable by the Fund to Amundi US was reasonable in relation to the nature and quality of the services provided by Amundi US.

Profitability. The Trustees considered information provided by Amundi US regarding the profitability of Amundi US with respect to the advisory services provided by Amundi US to the Fund, including the methodology used by Amundi US in allocating certain of its costs to the management of the Fund. The Trustees also considered Amundi US’s profit margin in connection with the overall operation of the Fund. They further reviewed the financial results, including the profit margins, realized by Amundi US from non-fund businesses. The Trustees considered Amundi US’s profit margins in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that Amundi US’s profitability with respect to the management of the Fund was not unreasonable.

Economies of Scale. The Trustees considered Amundi US’s views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with the Fund and Fund shareholders. The Trustees recognize that economies of scale are difficult to identify and quantify, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by Amundi US in research and analytical capabilities and Amundi US’s commitment and resource allocation to the Fund. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons including due to reductions in expenses. The Trustees concluded that economies of scale, if any, were being appropriately shared with the Fund.

Other Benefits. The Trustees considered the other benefits that Amundi US enjoys from its relationship with the Fund. The Trustees considered the character and amount of fees paid or to be paid by the Fund, other than under the investment management agreement, for services provided by Amundi US and its affiliates. The Trustees further considered the revenues and profitability of Amundi US’s businesses other than the Fund business. To the extent applicable, the Trustees also considered the benefits to the Fund and to Amundi US and its affiliates from the use of “soft” commission dollars generated by the Fund to pay for research and brokerage services.

The Trustees considered that Amundi US is the principal U.S. asset management business of Amundi, which is one of the largest asset managers globally. Amundi’s worldwide asset management business manages over $2.1 trillion in assets (including the Pioneer Funds). The Trustees noted that Amundi US has access to additional research and portfolio management capabilities as a result of its relationship with Amundi and Amundi’s global presence. The Trustees considered that Amundi US and the Fund receive reciprocal intangible benefits from the relationship, including mutual brand recognition and, for the Fund, direct and indirect access to the resources of a large global asset manager. The Trustees concluded that any such benefits received by Amundi US as a result of its relationship with the Fund were reasonable.

Conclusion. After consideration of the factors described above as well as other factors, the Trustees, including the Independent Trustees, concluded that the investment management agreement for the Fund, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment management agreement.

ITEM 12. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES. (Unaudited)

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.

ITEM 13. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR, provide the following information:

(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant’s portfolio (“Portfolio Manager”). Also state each Portfolio Manager’s business experience during the past 5 years.

Not applicable to open-end management investment companies.

ITEM 14. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable to open-end management investment companies.

ITEM 15. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.

ITEM 16. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company, provide the following dollar amounts of income and compensation related to the securities lending activities of the registrant during its most recent fiscal year:

N/A

(1) Gross income from securities lending activities;

N/A

(2) All fees and/or compensation for each of the following securities lending activities and related services: any share of revenue generated by the securities lending program paid to the securities lending agent(s) (revenue split); fees paid for cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split; administrative fees that are not included in the revenue split; fees for indemnification that are not included in the revenue split; rebates paid to borrowers; and any other fees relating to the securities lending program that are not included in the revenue split, including a description of those other fees;

N/A

(3) The aggregate fees/compensation disclosed pursuant to paragraph (2); and

N/A

(4) Net income from securities lending activities (i.e., the dollar amount in paragraph (1) minus the dollar amount in paragraph (3)).

If a fee for a service is included in the revenue split, state that the fee is included in the revenue split.

N/A

(b) If the registrant is a closed-end management investment company, describe the services provided to the registrant by the securities lending agent in the registrants most recent fiscal year.

N/A

Item 18. RECOVERY OF ERRONEOUSLY AWARDED COMPENSATION.

N/A

ITEM 19. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below: Filed herewith.

(b) Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(3) Not applicable.

SIGNATURES

[See General Instruction F]

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Pioneer Series Trust VI

By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, Principal Executive Officer

Date January 6, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, Principal Executive Officer

Date January 6, 2025

By (Signature and Title)* /s/ Anthony J. Koenig, Jr.
Anthony J. Koenig, Jr., Principal Financial Officer

Date January 6, 2025

*	Print the name and title of each signing officer under his or her signature.